Exhibit 10.2

Execution Version FOURTH AMENDMENT TO FACILITY AGREEMENT This FOURTH AMENDMENT TO FACILITY AGREEMENT (this “Amendment”) is entered into as of October 2, 2019, by and among NEOS THERAPEUTICS, INC., a Delaware corporation (the “Borrower”), NEOS THERAPEUTICS COMMERCIAL, LLC, a Delaware limited liability company (“Commercial”), NEOS THERAPEUTICS BRANDS, LLC, a Delaware limited liability company (“Brands”), NEOS THERAPEUTICS, LP, a Texas limited partnership (“Neos LP”), PHARMAFAB TEXAS, LLC, a Texas limited liability company (“PharmaFab”, together with Commercial, Brands and Neos LP, each individually a “Guarantor”, and collectively, the “Guarantors”), DEERFIELD PRIVATE DESIGN FUND III, L.P. (“DPDF”), DEERFIELD SPECIAL SITUATIONS FUND, L.P. (“DSSF”, and together with DPDF collectively referred to as the “Lenders”), and DEERFIELD MGMT, L.P., as collateral agent for itself, the Lenders and the other Secured Parties (in such capacity, together with its successors and assigns in such capacity, “Collateral Agent” and together with the Borrower, the Guarantors and Agent, collectively, the “Parties”). W I T N E S E T H: WHEREAS, the Borrower and the Lenders have entered into that certain Facility Agreement, dated as of May 11, 2016 (together with all exhibits and schedules thereto (as in effect on such date and without giving effect to any amendments, restatements supplements or other modifications thereto, the “Original Facility Agreement”) and as the same has been amended, restated, supplemented and/or otherwise modified from time to time to (and not including) the date hereof, including by (i) that certain First Amendment to Facility Agreement, dated as of June 1, 2017, by and among the Borrower, the Guarantors party thereto and the Lenders, (ii) that certain Second Amendment to Facility Agreement, dated as of November 5, 2018, by and among the Borrower, the Guarantors party thereto and the Lenders, and (iii) that certain Third Amendment to Facility Agreement, dated as of March 26, 2019, by and among the Borrower, the Guarantors party thereto and the Lenders, the “Facility Agreement”); WHEREAS, the Borrower and the Guarantors are entering into a new asset-based revolving credit facility (the “ABL Facility”) pursuant to that certain Loan and Security Agreement, dated as of the date hereof, by and among the Borrower, as a borrower, Brands, as a borrower, Neos LP, as a borrower, Commercial, as an obligor, PharmaFab, as an obligor, the “Lenders” party thereto from time to time and Encina Business Credit, LLC, as agent for such “Lenders”, which is not permitted pursuant to the terms of the Facility Agreement, WHEREAS, the Borrower has requested that the Collateral Agent and the Lenders amend certain provisions of the Facility Agreement, including to permit the ABL Facility, and, subject to certain terms and limitations and the satisfaction of the conditions set forth herein, the Collateral Agent and the Lenders are willing to do so, on the terms set forth herein; and NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows: 141565389

SECTION 1. Defined Terms. Capitalized terms used herein (including in the preamble and recitals above) but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Amended Facility Agreement (as defined below). SECTION 2.Amendments. Subject to the full and complete satisfaction of the conditions precedent set forth in Section 3 of this Amendment, as of the Fourth Amendment Effective Date (as defined below): (a) The Facility Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in Exhibit A-I attached hereto (the “Amended Facility Agreement”); provided that, for purposes of completeness and to address certain prior amendments, restatements, supplements and modifications to the Original Facility Agreement that were only conceptual in nature that needed to be actually incorporated into the Amended Facility Agreement, the changes set forth in the Amended Facility Agreement attached as Exhibit A-I are compared against the Original Facility Agreement (without giving effect to any prior amendments, restatements, supplements or other modifications to the Original Facility Agreement) and with the Amended Facility Agreement instead incorporating any prior amendment, restatement, supplement or other modification that occurred from the date of the Original Facility Agreement until the date immediately prior to the date of this Amendment that are still applicable as of the date of this Amendment. (b) The Schedules to the Facility Agreement are hereby amended and restated in their entirety in the form attached hereto as Exhibit A-II; (c) The Schedules to the Security Agreement are hereby amended and restated in their entirety in the form attached hereto as Exhibit A-III; and (d)The Perfection Certificate is hereby provided by the Loan Party Obligors on the date hereof in the form attached hereto as Exhibit A-IV (the “Fourth Amendment Perfection Certificate”). (e) The Perfection Certificate to be executed and delivered by the Loan Party Obligors pursuant to the Amended Facility Agreement after the date hereof is to be in the form attached hereto as Exhibit A-V (the “Post-Fourth Amendment Perfection Certificate”). SECTION 3. SECTION 3. Conditions. The effectiveness of the amendments set forth in Section 2 of this Amendment is subject to the full and complete satisfaction of the following conditions precedent (such date of satisfaction, the “Fourth Amendment Effective Date”): (a) the execution and delivery of this Amendment by Borrower, the Guarantors, the Lenders and the Collateral Agent; (b)the representations and warranties in Section 4 of this Amendment being true, complete and correct in all material respects (without duplication of any materiality qualifier contained therein) as of the date hereof and as of the Fourth Amendment Effective Date, except to 2 141565389 the extent that such representation or warranty expressly relates to an earlier date (in which event such representations and warranties are true, complete and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date); (c) no Default or Event of Default has occurred and is continuing (or would result after giving effect to the transactions contemplated by this Amendment and the other Loan Documents, the Equity Documents and the ABL Documents); (d) the receipt in cash by the Secured Parties of the payment of all fees, costs and expenses incurred thereby on or prior to the date of this Amendment that are required to be reimbursed pursuant to Section 2.9 and Section 6.3 of the Facility Agreement or Section 6 of this Amendment and all other fees, costs and expenses incurred in connection with this Amendment (and the transactions contemplated hereby) by the Secured Parties (including, in each case, all reasonable attorneys’ fees of the Secured Parties and any estimates of post-closing fees, costs and expenses (including all reasonable attorneys’ fees) expected to be incurred by the Secured Parties in connection with this Amendment); (e) the receipt by the Collateral Agent and the Lenders of a fully executed copy of each of the ABL Documents in form and substance reasonably satisfactory to the Collateral Agent and the Lenders; (f) receipt by the Collateral Agent and the Lenders of a certificate from an authorized officer of each Loan Party Obligor in form and substance satisfactory to the Collateral Agent and the Lenders: (i) attesting to the resolutions of such Loan Party Obligor’s board of directors or equivalent governing body authorizing its execution, delivery, and performance of this Amendment, the Amended Facility Agreement, the other Loan Documents and the ABL Documents, in each case to which it is a party, (ii) authorizing specific officers of such Loan Party Obligor to execute the same, attesting to the incumbency and signatures of such specific officers of such Loan Party Obligor, (iii)attesting to copies of each Loan Party Obligor’s Organizational Documents, as amended, modified, or supplemented to the date hereof, which Organizational Documents shall be (A) certified by an authorized officer of such Loan Party Obligor, and (B) with respect to Organizational Documents that are charter documents, certified as of a recent date (not more than thirty (30) days prior to the Fourth Amendment Effective Date) by the appropriate governmental official, (iv) attesting to certificates of status with respect to each Loan Party Obligor, dated within ten (10) days of the Fourth Amendment Effective Date, such certificates to be issued by the appropriate officer of the jurisdiction of organization of such Loan Party Obligor, which certificates shall indicate that such Loan Party Obligor is in good standing in such jurisdiction, and 3 141565389

(v)attesting to certificates of status with respect to each Loan Party Obligor, each dated within thirty (30) days of the Fourth Amendment Effective Date, such certificates to be issued by the appropriate officer of the jurisdictions (other than the jurisdiction of organization of such Loan Party Obligor) in which such Loan Party Obligor’s failure to be duly qualified or licensed would constitute a Material Adverse Effect, which certificates shall indicate that such Loan Party is in good standing in such jurisdictions; (g) an opinion letter from counsel to the Loan Party Obligors with respect to the transactions contemplated by this Amendment, the Amended Facility Agreement and the other Loan Documents, in form and substance satisfactory to the Collateral Agent and the Lenders; (h) the receipt by the Collateral Agent and the Lenders of all items on the closing checklist attached hereto as Exhibit B; and (i) the receipt by the Collateral Agent and the Lenders of all other documents, agreements, instruments and other information reasonably requested by the Collateral Agent or any Lender. SECTION 4. Representations and Warranties. Each Loan Party Obligor party hereto hereby represents and warrants to each Secured Party as follows as of the date hereof and the Fourth Amendment Effective Date: (a) Each Loan Party Obligor is validly existing as a corporation, limited liability company or limited partnership, as applicable, and is in good standing under the laws of the jurisdiction of its incorporation, organization or formation, as applicable. Each Loan Party Obligor (i) has full power and authority (and all governmental licenses, authorizations, permits (including all Health Care Permits and other Permits), consents and approvals) to (A) own its properties and conduct its business and (B) to (x) enter into, and perform its obligations under, this Amendment (including the Amended Facility Agreement), the other Loan Documents and the ABL Documents, and (y) consummate the transactions contemplated under this Amendment (including the Amended Facility Agreement) and the other Loan Documents and the ABL Documents, and (ii) is duly qualified as a foreign corporation, limited liability company or limited partnership, as applicable, and licensed and in good standing, under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification or license, in each case of this clause (ii), where the failure to be so qualified, licensed or in good standing could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. (b) The execution, delivery and performance of this Amendment (including the Amended Facility Agreement), the other Loan Documents, and ABL Documents, in each case, have been duly authorized by each Loan Party Obligor and no further consent or authorization is required by any Loan Party Obligor, any Loan Party Obligor’s board of directors (or other equivalent governing body) or the holders of any Loan Party Obligor’s Stock. Each of this Amendment and the ABL Documents has been duly executed and delivered by each of the Loan Party Obligors and constitutes a valid, legal and binding obligation of each Loan Party Obligor, enforceable in accordance with its terms, except as such enforceability may be limited by applicable insolvency, bankruptcy, reorganization, moratorium or other similar laws affecting 4 141565389 creditors’ rights generally (whether enforcement is sought by proceedings in equity or at law). On and after the Fourth Amendment Effective Date, each of this Amendment (including the Amended Facility Agreement), the other applicable Loan Documents and the ABL Documents has been duly executed and delivered by each of the Loan Party Obligors and constitutes a valid, legal and binding obligation of each Loan Party Obligor, enforceable in accordance with its terms, except as such enforceability may be limited by applicable insolvency, bankruptcy, reorganization, moratorium or other similar laws affecting creditors’ rights generally (whether enforcement is sought by proceedings in equity or at law). The execution, delivery and performance of this Amendment (including the Amended Facility Agreement), the other Loan Documents, and the ABL Documents by each Loan Party Obligor party hereto and the consummation of the transactions contemplated hereby and thereby will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any Lien (other than pursuant to (i) the Loan Documents (as amended hereby, as applicable) and (ii) to the extent permitted by the Amended Facility Agreement, the ABL Documents) upon any assets of any such Loan Party Obligor pursuant to, any agreement, document or instrument to which such Loan Party Obligor is a party or by which any Loan Party Obligor is bound or to which any of the assets or property of any Loan Party Obligor is subject, except, with respect to this clause (A), as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, (B) result in any violation of or conflict with the provisions of such Loan Party Obligor’s Organizational Documents, (C) result in the violation of any Applicable Law, (D) result in the violation of any judgment, order, rule, regulation or decree of any Governmental Authority, or (E) violate, conflict with or cause a breach or default under any agreement or instrument binding upon it, except, with respect to clauses (C) and (E) only, as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No consent, approval, Authorization or order of, or registration or filing with any Governmental Authority is required for (i) the execution, delivery and performance of this Amendment (including the Amended Facility Agreement), the other Loan Documents and the ABL Documents and (ii) the consummation by any Loan Party Obligor of the transactions contemplated hereby and thereby. (c) No brokerage or finder’s fees or commissions are or will be payable by any Loan Party Obligor or any of its Affiliates or representatives to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Amendment, the other Loan Documents or the ABL Documents (other than a reasonable brokerage fee payable by the Loan Party Obligors to Gemini Financial Advisors in connection with the transactions contemplated by this Amendment and the ABL Documents to occur on the Fourth Amendment Effective Date). The Secured Parties shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 5(c) that may be due in connection with the transactions contemplated hereby. (d) Each of the representations and warranties of any of the Loan Party Obligors and any of its Subsidiaries set forth in the Amended Facility Agreement and the other Loan Documents are true, complete and correct in all material respects (without duplication of any materiality qualifier contained therein) as of the date hereof and as of the Fourth Amendment Effective Date, except to the extent that such representation or warranty expressly relates to an earlier date (in which event such representations and warranties were true, complete and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date). 5 141565389

(e) No Default or Event of Default has occurred and is continuing (or would result after giving effect to the transactions contemplated by this Amendment, the other Loan Documents and the ABL Documents). (f) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated by this Amendment, the Amended Facility Agreement, the other Loan Documents or the ABL Documents has been issued and remains in force by any Governmental Authority against any Loan Party Obligor or any Secured Party. (g) (i) This Amendment has been entered into without force or duress of the free will of each Loan Party Obligor, (ii) each Loan Party Obligor’s decision to enter into this Amendment is a fully informed decision, and (iii) each Loan Party Obligor is aware of all legal and other ramifications of such decision. (h) In executing this Amendment, no Loan Party Obligor is relying on any representations or warranties, either written or oral, express or implied, made to any Loan Party Obligor by any other party hereto or any Secured Party. (i) Attached hereto as Exhibit C is a true, correct and complete copy of each of the ABL Documents, each of which has not been (and is not currently being contemplated as of the Fourth Amendment Effective Date to be) amended, restated, supplemented, changed or otherwise modified in any manner. SECTION 5. SEC Filing. The Borrower will timely comply with Section 5.1(xiii) of the Amended Facility Agreement with respect to the transactions contemplated by this Amendment, the Amended Facility Agreement and the ABL Documents (including, without limitation, the exhibits, annexes and other documents attached hereto and thereto). SECTION 6.Fees, Costs and Expense Reimbursement.In connection with the Collateral Agent and the Lenders party hereto agreeing to enter into this Amendment and provide the accommodations hereunder, the Loan Party Obligors agree to pay on the date of this Amendment all fees, costs and expenses (including attorneys’ fees) incurred by the Secured Parties in connection with this Amendment, any other Loan Document and the ABL Documents and the transactions contemplated hereby and thereby. SECTION 7. Captions. Captions used in this Amendment are for convenience only and shall not modify or affect the interpretation or construction of this Amendment or any of its provisions. SECTION 8. Counterparts. This Amendment may be executed in several counterparts, and by each party hereto on separate counterparts, each of which and any photocopies, facsimile copies and other electronic methods of transmission thereof shall be deemed an original, but all of which together shall constitute one and the same agreement. SECTION 9. Severability. If any provision of this Amendment shall be invalid, illegal or unenforceable in any respect under any Applicable Law, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby. The 6 141565389 parties hereto shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provision. SECTION 10. Entire Agreement. The Facility Agreement, as amended hereby, together with all other Loan Documents, contains the entire understanding among the parties hereto with respect to the matters covered thereby and supersedes any and all other written and oral communications, negotiations, commitments and writings with respect thereto. SECTION 11.Successors; Assigns.This Amendment shall be binding upon the Borrower, the other Loan Party Obligors, the Lenders and the Collateral Agent and their respective successors and permitted assigns, and shall inure to the benefit of the Borrower, the other Loan Party Obligors, the Lenders, the Collateral Agent and the other Secured Parties and the successors and assigns of the Lenders, the Collateral Agent and the other Secured Parties. No other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Amendment or any of the other Loan Documents. No Loan Party Obligor may assign or transfer any of its rights or obligations under this Amendment without the prior written consent of the Collateral Agent and each Lender, and any prohibited assignment or transfer shall be absolutely void ab initio. SECTION12. Governing Law. ALLQUESTIONSCONCERNINGTHE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN SUCH STATE. SECTION 6.4 OF THE AMENDED FACILITY AGREEMENT IS INCORPORATED HEREIN, MUTATIS MUTANDIS. SECTION 13. Reaffirmation and Ratification; No Novation. Each Loan Party Obligor party hereto as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which such Person grants Liens in its property or otherwise acts as accommodation party or guarantor, as the case may be pursuant to the Loan Documents, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Amended Facility Agreement (including the Facility Agreement as amended hereby) and each other Loan Document to which it is a party (after giving effect hereto) and (ii) to the extent such Person granted Liens or security interests in any of its property pursuant to any Loan Documents (including as amended hereby, as applicable) as security for or otherwise guaranteed the Obligations under or with respect to the Loan Documents (including as amended hereby, as applicable), ratifies and reaffirms such guarantee and grant (and the validity and enforceability thereof) of Liens and confirms and agrees and acknowledges that such Liens and security interests, and all Collateral heretofore pledged as security for such obligations, continue to be and remain collateral for such obligations from and after the date hereof and from and after the Fourth Amendment Effective Date. Each Loan Party Obligor party hereto hereby consents to this Amendment and acknowledges that the Amended Facility Agreement (including the Facility Agreement as amended hereby) and each other Loan Document remains in full force and effect and is hereby ratified and reaffirmed. The execution and delivery of this Amendment shall not operate as a waiver of any right, power or remedy of the Collateral Agent, the Lenders or any other Secured Party, constitute a waiver of any provision of the Facility Agreement, the Amended Facility Agreement (including the Facility Agreement as 7 141565389 amended hereby) or any other Loan Document or serve to effect a novation of the obligations (including the Obligations). For the avoidance of doubt, this Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Facility Agreement (including the Amended Facility Agreement) and the other Loan Documents or an accord and satisfaction in regard thereto. SECTION 14. Effect on Loan Documents. (a) The Facility Agreement, as amended hereby, and each of the other Loan Documents, shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate, except with respect to the waivers, modifications and amendments expressly set forth herein, as a waiver of, consent to, or a modification or amendment of, any right, power, or remedy of any Secured Party under the Facility Agreement or any other Loan Document. Except for the amendments to the Loan Documents expressly set forth herein or contemplated hereby, the Facility Agreement and the other Loan Documents shall remain unchanged and in full force and effect. The amendments, modifications and other agreements set forth herein or contemplated hereby are limited to the specified provisions of this Amendment (including the Amended Facility Agreement), shall not apply with respect to any facts or occurrences other than those on which the same are based, shall neither excuse future non-compliance with this Amendment, the Amended Facility Agreement (including the Facility Agreement as amended hereby) and the other Loan Documents nor operate as a waiver of any Default or Event of Default, shall not operate as a consent to any further or other matter under this Amendment, the Amended Facility Agreement (including the Facility Agreement as amended hereby) and the other Loan Documents and shall not be construed as an indication that any waiver of covenants or any other provision of this Amendment, the Amended Facility Agreement (including the Facility Agreement as amended hereby) or any other Loan Document will be agreed to, it being understood that the granting or denying of any waiver which may hereafter be requested by Borrower or any other Loan Party Obligor remains in the sole and absolute discretion of the Collateral Agent and the Lenders. (b) Upon and after the Fourth Amendment Effective Date, each reference in the Facility Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Facility Agreement, and each reference in the other Loan Documents to “the Facility Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Facility Agreement, shall mean and be a reference to the Amended Facility Agreement. (c) To the extent that any of the terms and conditions in any of the Loan Documents shall contradict or be in conflict with any of the terms or conditions of the Amended Facility Agreement, as applicable, such terms and conditions are hereby deemed modified and amended accordingly to reflect the terms and conditions of the Amended Facility Agreement (effective as of the Fourth Amendment Effective Date). (d) Document. This Amendment (including the Amended Facility Agreement) is a Loan 8 141565389

SECTION 15. Guarantors’ Acknowledgment and Agreement. Although the Guarantors party hereto have been informed of the matters set forth herein and have agreed to the same, each such Guarantor understands, acknowledges and agrees that none of the Secured Parties has any obligations to inform such Guarantor of such matters in the future or to seek its acknowledgment or agreement to future amendments, restatements, supplements, changes, modifications, waivers or consents, and nothing herein shall create such a duty. SECTION 16. Release. (a) As of the date of this Amendment and the Fourth Amendment Effective Date, each Loan Party Obligor, for itself and on behalf of its successors, assigns, Subsidiaries and such Loan Party Obligor’s and its Subsidiaries’ officers, directors (and any equivalent governing body), employees, agents, representatives, advisors, consultants, accountants and attorneys, and any Person acting for or on behalf of, or claiming through it (collectively, the “Releasing Persons”), hereby waives, releases, remises and forever discharges each Secured Party, each of their respective Affiliates and successors in title, and past, present and future officers, directors, employees, limited partners, general partners, investors, attorneys, assigns, subsidiaries, shareholders, trustees, agents and other professionals of the foregoing entities and all other Persons and entities to whom any Secured Party would be liable if such Persons were found to be liable to such Releasing Persons (each a “Releasee” and collectively, the “Releasees”), from any and all past, present and future claims, suits, liens, lawsuits, amounts paid in settlement, debts, deficiencies, disbursements, demands, obligations, liabilities, causes of action, damages, losses, costs and expenses of any kind or character, whether based in equity, law, contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law (each a “Claim” and collectively, the “Claims”), whether known or unknown, fixed or contingent, direct, indirect, or derivative, asserted or unasserted, matured or unmatured, foreseen or unforeseen, past or present, liquidated or unliquidated, suspected or unsuspected, which such Releasing Persons ever had from the beginning of the world until (and including) the day that is the later of (i) the date hereof and (ii) the Fourth Amendment Effective Date, against any such Releasing Person which relates, directly or indirectly, to the Facility Agreement, the Amended Facility Agreement, any other Loan Document, any Equity Document, any ABL Document, the Stock owned by any Releasee or to any acts or omissions of any such Releasee with respect to the Facility Agreement, the Amended Facility Agreement, any other Loan Document, any Equity Document, any ABL Document or any Stock owned by any Releasee, or to the lender-borrower relationship evidenced by the Amended Facility Agreement (including the Facility Agreement as amended hereby) and the other Loan Documents (including as amended hereby, as applicable) or the Stock holder relationship evidenced by the Equity Documents. (b) As to each and every Claim released hereunder, each Loan Party Obligor hereby agrees, represents and warrants that it has received the advice of legal counsel with regard to the releases contained herein, and having been so advised, specifically waives the benefit of the provisions of Section 1542 of the Civil Code of California which provides as follows: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.” 9 141565389

As to each and every Claim released hereunder, each Loan Party Obligor also waives the benefit of each other similar provision of applicable federal, state or foreign law (including without limitation the laws of the State of New York), if any, pertaining to general releases after having been advised by legal counsel to such Loan Party Obligor with respect thereto. (c) Each Loan Party Obligor acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such Claims and agrees that this Amendment shall be and remain effective in all respects notwithstanding any such differences or additional facts. Each Loan Party Obligor understands, acknowledges and agrees that the release set forth above in this Section 16 may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. (d) Each Loan Party Obligor hereby agrees, represents, and warrants that (i) neither such Loan Party Obligor nor any other Releasing Person has voluntarily, by operation of law or otherwise, assigned, conveyed, transferred or encumbered, either directly or indirectly, in whole or in part, any right to or interest in any of the Claims released pursuant to this Section 16; (ii)(A) this Amendment (including the Amended Facility Agreement) has been entered into (1) without force or duress and (2) of the free will of each such Person, and (B) the decision of such undersigned to enter into this Amendment (including the Amended Facility Agreement) is a fully informed decision and such undersigned is aware of all legal and other ramifications of each such decision; and (iii) such Loan Party Obligor has (A) read and understands this Amendment (including the release granted in this Section 16 and the Amended Facility Agreement), (B) consulted with and been represented by independent legal counsel of its own choosing in negotiations for and the preparation of this Amendment (including the Amended Facility Agreement), (C) read this Amendment (including the Amended Facility Agreement) in full and final form, and (D) been advised by its counsel of its rights and obligations under this Amendment (including the Amended Facility Agreement). (d) Each Loan Party Obligor, for itself and on behalf of each other Releasing Person, hereby absolutely, unconditionally and irrevocably covenants and agrees with and in favor of each Releasee above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by such Person pursuant to the above release in this Section 16. Each Loan Party Obligor further agrees that it shall not dispute the validity or enforceability of the this Amendment, the Facility Agreement, the Amended Facility Agreement, any of the other Loan Documents, or any Equity Document, or any of its obligations hereunder or thereunder, or the creation, validity, perfection, priority, enforceability or the extent of the Collateral Agent’s security interest or Lien on any item of Collateral under the Facility Agreement, the Amended Facility Agreement, the Security Agreement and the other Loan Documents or the providing of any “control” (within the meaning of Articles 8 and 9 under the applicable UCC) under any Control Agreement or any other Loan Document. If any Loan Party Obligor or any other Releasing Person breaches or otherwise violates the foregoing covenant and provisions, such Loan Party Obligor, for itself and its Releasing Persons, agrees to pay, in addition to such other damages as any Releasee may sustain as a result 10 141565389

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first set forth above. BORROWER: NEOS THERAPEUTICS, INC., a Delaware corporation By: /s/ Gerald McLaughlin Name: Gerald McLaughlin Title: Chief Executive Officer and President GUARANTORS: NEOS THERAPEUTICS COMMERCIAL, LLC, a Delaware limited liability company By: /s/ Gerald McLaughlin Name: Gerald McLaughlin Title: Chief Executive Officer and President NEOS THERAPEUTICS BRANDS, LLC, a Delaware limited liability company By: /s/ Gerald McLaughlin Name: Gerald McLaughlin Title: Chief Executive Officer and President NEOS THERAPEUTICS, LP, a Texas limited partnership By: PharmaFab Texas, LLC, its general partner By: /s/ Gerald McLaughlin Name: Gerald McLaughlin Title: Sole Manager [Signature Page to Fourth Amendment to Facility Agreement]

PHARMAFAB TEXAS, LLC, a Texas limited liability company By: /s/ Gerald McLaughlin Name: Gerald McLaughlin Title: Sole Manager [Signature Page to Fourth Amendment to Facility Agreement]

COLLATERAL AGENT: DEERFIELD MGMT, L.P. By: J.E. Flynn Capital, LLC, General Partner By: /s/ David J. Clark Name: David J. Clark Title: Authorized Signatory LENDERS: DEERFIELD PRIVATE DESIGN FUND III, L.P. By: By: Partner Deerfield Mgmt III, L.P., its General Partner J.E. Flynn Capital III, LLC, its General By: /s/ David J. Clark Name: David J. Clark Title: Authorized Signatory DEERFIELD SPECIAL SITUATIONS FUND, L.P. By: By: Deerfield Mgmt., L.P., its General Partner J.E. Flynn Capital, LLC, its General Partner By: /s/ David J. Clark Name: David J. Clark Title: Authorized Signatory [Signature Page to Fourth Amendment to Facility Agreement]

EXHIBIT A-I Amended Facility Agreement 141565389

Conformed Copy Through Fourth Amendment FACILITY AGREEMENT dated as of May 11, 2016 between Neos Therapeutics, Inc., a Delaware corporation and the lenders set forth on the signature page of this Agreement 141540134

TABLE OF CONTENTS Page ARTICLE 1 DEFINITIONS........................................................................................................... 1 Section 1.1 Section 1.2 Section 1.3 Section 1.4 Section 1.5 Section 1.6 General Definitions ..................................................................................... 1 Interpretation ............................................................................................. 21 Business Day Adjustment ......................................................................... 23 Loan Records ............................................................................................ 23 Accounting Terms and Principles ............................................................. 23 Officers ..................................................................................................... 24 ARTICLE 2 AGREEMENT FOR THE LOAN ........................................................................... 24 Section 2.1 Section 2.2 Section 2.3 Section 2.4 Section 2.5 Section 2.6 Section 2.7 Section 2.8 Section 2.9 Use of Proceeds......................................................................................... 24 Disbursement ............................................................................................ 24 Payment..................................................................................................... 25 Payments ................................................................................................... 29 Taxes ......................................................................................................... 29 [Reserved] ................................................................................................. 31 Interest....................................................................................................... 31 Default Interest; Late Payment Fee........................................................... 31 Fee ............................................................................................................. 31 ARTICLE 3 REPRESENTATIONS, WARRANTIES AND CERTAIN AFFIRMATIVE COVENANTS ...................................................................................................... 32 Section 3.1 Representations, Warranties and Certain Affirmative Covenants of the Loan Parties......................................................................................... 32 Borrower and other Loan Party Obligors Acknowledgment .................... 50 Representations and Warranties of the Lenders........................................ 50 Section 3.2 Section 3.3 ARTICLE 4 CONDITIONS OF DISBURSEMENT ................................................................... 51 Section 4.1 Conditions to the Disbursement ................................................................ 51 ARTICLE 5 PARTICULAR COVENANTS AND EVENTS OF DEFAULT ............................ 52 Section 5.1 Section 5.2 Section 5.3 Section 5.4 Section 5.5 Section 5.6 Section 5.7 Section 5.8 Affirmative Covenants .............................................................................. 52 Negative Covenants .................................................................................. 62 Financial Covenants .................................................................................. 68 General Acceleration Provision upon Events of Default .......................... 68 Automatic Acceleration on Dissolution or Bankruptcy ............................ 72 Recovery of Amounts Due........................................................................ 72 Power of Attorney..................................................................................... 72 Credit Bidding........................................................................................... 74 ARTICLE 6 MISCELLANEOUS ................................................................................................ 74 Section 6.1 Section 6.2 Section 6.3 Notices ...................................................................................................... 74 Waiver of Notice ....................................................................................... 75 Reimbursement of Legal and Other Expenses .......................................... 76 i 141540134

Section 6.4 Section 6.5 Section 6.6 Section 6.7 Section 6.8 Section 6.9 Section 6.10 Section 6.11 Section 6.12 Section 6.13 Section 6.14 Section 6.15 Governing Law ......................................................................................... 76 Successors and Assigns............................................................................. 77 Entire Agreement ...................................................................................... 78 Severability ............................................................................................... 78 Counterparts .............................................................................................. 78 Survival ..................................................................................................... 78 No Waiver ................................................................................................. 79 Indemnity .................................................................................................. 79 No Usury ................................................................................................... 80 Further Assurances.................................................................................... 80 Confidentiality .......................................................................................... 80 Intercreditor Agreement ............................................................................ 81 ii 141540134

FACILITY AGREEMENT FACILITY AGREEMENT (this “Agreement”), dated as of May 11, 2016, between Neos Therapeutics, Inc., a Delaware corporation (the “Borrower”), and the lenders set forth on the signature page of this Agreement (together with their successors and permitted assigns, the “Lenders” and, together with the Borrower, the “Parties”). W I T N E S S E T H: WHEREAS, the Borrower wishes to borrow from the Lenders a maximum of Sixty Million Dollars ($60,000,000) for the purpose described in Section 2.1; and WHEREAS, the Lenders desire to make loans to the Borrower for such purpose. NOW, THEREFORE, in consideration of the mutual agreements set forth herein, the Parties agree as follows: ARTICLE 1 DEFINITIONS Section 1.1 General Definitions. Unless otherwise defined herein, (y) the following terms are used herein as defined in the UCC: Accounts, Account Debtor, As-Extracted Collateral, Certificated Security, Chattel Paper, Commercial Tort Claims, Commodity Account, Commodity Contract, Continuation Statement, Debtor, Deposit Account, Documents, Electronic Chattel Paper, Equipment, Farm Products, Financing Statement, Fixtures, General Intangibles, Goods, Health-Care-Insurance Receivables, Instruments, Inventory, Letter-of-Credit Rights, Money, Payment Intangible, Proceeds, Secured Party, Securities Account, Security Entitlement, Supporting Obligations and Tangible Chattel Paper, and (z) capitalized terms used herein without definition shall have the meaning set forth in Exhibit 2.3 and the Notes. Wherever used in this Agreement, the Exhibits or the Schedules attached hereto, unless the context otherwise requires, the following terms have the following meanings: “2019 10-K” has the meaning set forth in Section 2.3(a). “2019 Principal Payment” has the meaning set forth in Section 2.3(a)(ii). “2019 Threshold” has the meaning set forth in Section 2.3(a)(iii). “2020 10-K” has the meaning set forth in Section 2.3(a). “2020 Principal Payment” has the meaning set forth in Section 2.3(a)(iii). “2020 Threshold” has the meaning set forth in Section 2.3(a)(iii). “2021 Principal Payment” has the meaning set forth in Section 2.3(a)(iv). “2022 Principal Payment” has the meaning set forth in Section 2.3(a)(v). 141540134

“4.985% Cap” has the meaning given to it in the Notes or Exhibit 2.3 (as applicable). “ABL Agent” has the meaning ascribed to it in the definition “ABL Agreement”. “ABL Agreement” means that certain Loan and Security Agreement, dated as of the Fourth Amendment Date, by and among the Borrower, as a borrower, Neos Therapeutics Brands, LLC, a Delaware limited liability company, as a borrower, Neos Therapeutics, LP, a Texas limited partnership, as a borrower, Neos Therapeutics Commercial, LLC, a Delaware limited liability company, as an obligor, Pharmafab Texas, LLC, a Texas limited liability company, as an obligor the “Lenders” party thereto from time to time and Encina Business Credit, LLC, as agent for such “Lenders” (the “ABL Agent”), as amended, restated, supplemented or otherwise modified from time to time in accordance and compliance with this Agreement and the Intercreditor Agreement. "ABL Debt" means Indebtedness outstanding under the ABL Documents that is expressly permitted to be incurred pursuant to clause (vi) of the definition of “Permitted Indebtedness”. “ABL Documents” means the “ABL Loan Documents” (as defined in the Intercreditor Agreement). “ABL Facility” has the meaning given to it in clause (vi) of the definition of “Permitted Indebtedness”. “ABL Priority Collateral” means “ABL Priority Collateral” as defined in the Intercreditor Agreement. “Additional Amounts” has the meaning given to it in Section 2.5(a) hereof. “Affiliate” means, with respect to any Person, any other Person that directly or indirectly: (a) owns more than 10% of the legal or beneficial ownership interest of such Person or any of its Affiliates; (b) controls, or is controlled by, or is under common control with, such Person or any of its Affiliates; (c)is a general partner, or managing member of such Person or any of its Affiliates; or (d)any officer or director of the such Person or any of its Affiliates (and if that Person is an individual, any member of the immediate family (including parents, siblings, spouse, children, stepchildren, nephews, nieces and grandchildren) of such individual and any trust whose principal beneficiary is such individual or one or more members of such immediate family and any Person who is controlled by any such member or trust). 2 141540134

A Person shall be deemed to be “controlled by” any other Person if such Person possesses, directly or indirectly, power to vote ten percent (10%) or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managers or power to direct or cause the direction of the management or policies of such Person whether by contract or otherwise. Unless expressly stated otherwise herein, no Secured Party shall be deemed an Affiliate of the Borrower or any of its Subsidiaries. Notwithstanding the foregoing, for purposes of the Conversion Cap and the 4.985% Cap and to the extent the term Affiliate is otherwise used in the Notes or Exhibit 2.3, “Affiliate” shall have the meaning ascribed to such term in the Notes or Exhibit 2.3 (as applicable). “Agreed Disclosure Process” has the meaning set forth in Section 5.1(xiii). “Agreement” has the meaning set forth in the preamble. “Agreement Date” means the date of this Agreement. “Amendment Date Accrued Interest Amount” shall have the meaning provided therefor in the First Amendment. “Announcing Form 8-K” has the meaning set forth in Section 5.1(xiii). “Applicable Laws” means, with respect to any Person, the common law and any federal, state, local, foreign, multinational or international laws, statutes, codes, treaties, standards, rules and regulations, guidelines, ordinances, orders, judgments, writs, injunctions, decrees (including administrative or judicial precedents or authorities) and the interpretation or administration thereof by, and other determinations, directives, requirements or requests of, any Governmental Authority, in each case whether or not having the force of law and that are applicable to or binding upon such Person or any of its property or Products or to which such Person or any of its property or Products is subject. “Authorizations” has the meaning set forth in Section 3.1(q). “Bankruptcy Code” means title 11 of the United States Code, as in effect from time to time. “Borrower” has the meaning set forth in the preamble. “Business Day” means a day on which banks are open for business in The City of New York. "Capital Expenditures" means all expenditures which, in accordance with GAAP, would be required to be capitalized and shown on the consolidated balance sheet of the Borrower and its Subsidiaries, but excluding (a) expenditures made in connection with the acquisition, replacement, substitution or restoration of assets to the extent financed (i) from insurance proceeds (or other similar recoveries) paid on account of the loss of or damage to the assets being replaced or restored or (ii) with cash awards of compensation arising from the taking by eminent domain or condemnation of the assets being replaced, (b) leasehold improvement 3 141540134 expenditures for which any Loan Party is actually reimbursed by the lessor, sublessor or sublessee, (c) transaction fees and expenses incurred with any issuance of debt or equity (including any initial public offering) to the extent capitalized, and (d) expenditures incurred under operating leases that are required to be capitalized in accordance with GAAP (which are often referred to as “right to use assets”). “Change of Control” means (a) any “Person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) other than the holders of Borrower’s voting stock on the Agreement Date or their Controlled Investment Affiliates, is or shall at any time become the “beneficial owner” (as defined in Rule 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of greater than 50% of the voting interest in Borrower’s stock, (b) a sale of substantially all of the assets of Borrower and its Subsidiaries, or (c) the occurrence of a “Change of Control”, “Change in Control”, “Fundamental Change” or concepts of similar import under the ABL Documents. “Code” means the Internal Revenue Code of 1986, as amended, and any Treasury Regulations promulgated thereunder. “Collateral” has the meaning given to it in the Security Agreement. “Collateral Agent” means Deerfield Mgmt, L.P., in its capacity as collateral agent for the Secured Parties, together with its successors and assigns in such capacity, under the Security Agreement and certain other Loan Documents. “Commercial Products” has the meaning given to it in Section 5.4(i). “Common Stock” means the common stock, par value $0.001 per share, of the Borrower. "Compliance Certificate" means a compliance certificate substantially in the form of Exhibit C hereto to be signed by the Chief Financial Officer or President of the Borrower. “Control Agreement” means, with respect to any Deposit Account, Securities Account, Commodity Account, Security entitlement or Commodity Contract, an agreement, in form and substance reasonably satisfactory to Collateral Agent, among Collateral Agent, the financial institution or other Person at which such account is maintained or with which such entitlement or contract is carried and the Loan Party Obligor maintaining such account or owning such entitlement or contract, effective to grant “control” (within the meaning of Articles 8 and 9 under the applicable UCC) over such account to Collateral Agent (for the benefit of the Secured Parties), including, without limitation, any definition provided for such defined term in the Security Agreement. “controlled by” has the meaning set forth in the definition of “Affiliate”. “Controlled Investment Affiliate” means as to any Person, any other Person that (a) directly or indirectly, is in control of, is controlled by, or is under common control with, such Person and (b) is organized by such Person primarily for the purpose of making equity or debt investments in one or more companies. 4 141540134

“Conversion Cap” has the meaning given to such term in the Notes. “Conversion Shares” means “Conversion Shares” as defined in, and issued upon conversion of, the Notes. “Daily Issuance Shares” has the meaning given to such term in Exhibit 2.3. “Default” means any event which, at the giving of notice, lapse of time or fulfillment of any other applicable condition (or any combination of the foregoing), would constitute an Event of Default. “Disbursement” and “Disbursement Request” have the meaning given to them in Section 2.2. “Division” in reference to any Person which is an entity, means the division of such Person into two (2) or more separate Persons, with the dividing Person either continuing or terminating its existence as part of such division, including as contemplated under Section 18-217 of the Delaware Limited Liability Company Act for limited liability companies formed under Delaware law, or any analogous action taken pursuant to any other Applicable Law with respect to any corporation, limited liability company, partnership or other entity. The word "Divide" when capitalized, shall have a correlative meaning. “Dollars” and the “$” sign mean the lawful currency of the United States of America. “EBITDA” means, for the applicable period, for the Loan Parties on a consolidated basis, the sum of (a) Net Income, plus (b) Interest Expense deducted in the calculation of such Net Income, plus (c) taxes on income, whether paid, payable or accrued, deducted in the calculation of such Net Income, plus (d) depreciation expense deducted in the calculation of such Net Income, plus (e) amortization expense deducted in the calculation of such Net Income, plus (f) any other non-cash charges that have been deducted in the calculation of such Net Income, plus (g) transaction fees and expenses incurred in connection with the transactions contemplated by this Agreement in an aggregate amount not to exceed $500,000, minus (h) any other non-cash gains that have been added in the calculation of such Net Income. “Eligible Market” means the New York Stock Exchange, the NYSE American, the NASDAQ Capital Market, the NASDAQ Global Market or the NASDAQ Global Select Market or, in each case, any successor thereto. “Employee Benefit Plan” has the meaning set forth in Section 3.1(s) hereof. "ERISA" means the Employee Retirement Income Security Act of 1974 and all rules, regulations and orders promulgated thereunder. "ERISA Affiliate" means any trade or business (whether or not incorporated) under common control with a Loan Party within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code and Section 302 of ERISA). 5 141540134

"ERISA Event" means: (a) a Reportable Event with respect to a Pension Plan; (b) the withdrawal of any Loan Party or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which such entity was a "substantial employer" as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by a Loan Party or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Pension Plan amendment as a termination under Section 4041 or 4041A of ERISA; (e) the institution by the PBGC of proceedings to terminate a Pension Plan; (f) any event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (g) the determination that any Pension Plan is considered an at-risk plan or a plan in endangered or critical status within the meaning of Sections 430, 431 and 432 of the Code or Sections 303, 304 and 305 of ERISA; or (h) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon a Loan Party or any ERISA Affiliate. “Essex” means Essex Capital Corporation. “Event of Default” has the meaning given to it in Section 5.4. “Excess Availability” has the meaning given to it in the ABL Agreement as in effect on the Fourth Amendment Date. “Exchange Act” means the Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder. “Excluded Taxes” means with respect to any Lender, (a) Taxes imposed on (or measured by) such Lender’s net income, franchise Taxes and branch profit Taxes, in each case (i) imposed by the jurisdiction (or any political subdivision thereof) under the laws of which such Lender is organized or incorporated or in which the applicable lending office of such Lender is located, or (ii) that are Other Connection Taxes, (b) any United States federal withholding Tax imposed on amounts payable to such Lender under the laws in effect at the time such Lender becomes a party to this Agreement or such Lender changes its lending office, except to the extent such Lender acquired its interest in the Loan from a transferor that was entitled, immediately before such transfer, to receive such Additional Amounts with respect to such withholding Tax pursuant to Section 2.5(a), (c) any United States withholding Tax imposed on amounts payable to such Lender as a result of such Lender’s failure to comply with Section 2.5(d) other than as a result of such Lender’s legal inability to comply with Section 2.5(d) as a result of a change in law occurring subsequent to the date such Lender became a party to this Agreement, or (d) any United States withholding Tax imposed on amounts payable to such Lender due to such Lender’s non-compliance with FATCA. “Excluded Transaction” means any of the following transactions: The entering into any collaborative arrangement, licensing, joint venture, partnership, royalty agreement or similar agreements or other research, development manufacturing or other commercial exploitation arrangements relating to Borrower or any Subsidiary’s Intellectual 6 141540134

Property or other assets (provided, that Borrower has a reasonable basis for believing that the downstream economics potentially to be received by Borrower and its Subsidiaries in connection with such collaborative arrangement, licensing, joint venture, partnership, royalty agreement or similar agreements or other research, development, manufacturing or other commercial exploitation arrangements relating to the IP, when combined with the potential downstream economics of rights in the IP retained by Borrower and its Subsidiaries are adequate to enable Borrower to timely satisfy all obligations of the Borrower and its Subsidiaries under this Agreement), including, without limitation, but subject to the conditions set forth above, (1) any grant to any entity engaged in, or owned by an entity engaged in, the pharmaceutical or biotechnology industry of a license or option to obtain a license to any of Borrower’s or any Subsidiary’s Intellectual Property or other assets, provided that Borrower or a Subsidiary directly receives from such entity all consideration paid or payable by such entity in consideration of such grant, which consideration may, but need not, include (without limitation) upfront, milestone, royalty and profit-sharing payments, (2) any grant of a license or option to obtain a license to any entity that intends to research, develop, commercialize or manufacture Products or services covered by such Intellectual Property or other assets whether directly or through Borrower, any Subsidiary or another entity, and (3) any arrangement or transfers of assets for the manufacture, research, promotion and development of Borrower’s or any Subsidiary’s Products and clinical trial management, and data analysis and similar activities in support of Borrower’s or any Subsidiary’s development programs. “Exhibit 2.3” means that certain Exhibit 2.3 attached to this Agreement (may be amended, restated, supplemented or otherwise modified from time to time). “Existing Lenders” means, collectively, Hercules and Essex. “Existing Loan Documents” means that certain Loan and Security Agreement dated March 28, 2014, between Borrower, Pharmafab Texas, LLC and Neos Therapeutics, LP and Hercules and that certain Third Amended and Restated Subordinated Promissory Note dated December 31, 2013, by and between Borrower and Essex, each as amended, amended and restated, supplemented, extended or otherwise modified from time to time. “Exit Payment” has the meaning given to it in Section 2.3(c). “FATCA” means Sections 1471 through 1474 of Agreement (or any amended or successor version that is materially more onerous to comply with), any current the Code as of the date of this substantially comparable and not or future regulations or official interpretations thereof and any agreement entered into pursuant to Section 1471(b)(1) of the Code and any intergovernmental agreements entered into in connection with the foregoing. “FDA” means the US Food and Drug Administration. "Financing Lease" means any financing lease which is or should be capitalized on the balance sheet of the lessee thereunder in accordance with GAAP. "FIRREA" means the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended. 7 141540134

“First Amendment” means the First Amendment to Facility Agreement dated as of June 1, 2017, by and among Borrower, the Guarantors party thereto and the Lenders party thereto. "Fiscal Year" means the fiscal year of the Borrower which ends on December 31 of each year. “Fixed Charge Coverage Ratio” means the ratio, determined in a manner reasonably acceptable to the Lenders, of (a) EBITDA for the most recently ended twelve-month period for which financial statements have been delivered or publicly filed (or are required to have been delivered or publicly filed) under Section 5.1(v), minus unfinanced Capital Expenditures of the Loan Parties on a consolidated basis for such period, to (b) Fixed Charges for such period. “Fixed Charges” means, for the period in question, on a consolidated basis, the sum of (a) all principal payments scheduled or required to be made during or with respect to such period in respect of Indebtedness of the Loan Parties, plus (b) all Interest Expense of the Loan Parties for such period paid or required to be paid in cash attributable to such period, plus (c) all taxes of the Loan Parties paid or required to be paid for such period, and plus (d) all cash distributions, dividends, redemptions and other cash payments made or required to be made during such period with respect to equity securities or subordinated debt issued by any Loan Party. “Form 8-K” means a current report on Form 8-K under the Exchange Act. “Fourth Amendment” means the Fourth Amendment to Facility Agreement dated as of October 2, 2019 among the Borrower, the Guarantors (as defined in the Security Agreement) party thereto and Lenders. “Fourth Amendment Date” means October 2, 2019. “Fourth Amendment Perfection Certificate” means the Perfection Certificate dated as of the Fourth Amendment Date executed by the Loan Party Obligors in the form attached as Exhibit A-IV to the Fourth Amendment. “Freely Tradeable Shares” has the meaning given to such term in Exhibit 2.3. “GAAP” means generally accepted accounting principles consistently applied as set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the accounting profession). “Governmental Authority” means any government, quasi-governmental agency, governmental department, ministry, cabinet, commission, board, bureau, agency, court, tribunal, regulatory authority, instrumentality, judicial, legislative, fiscal, or administrative or public body or entity, whether domestic or foreign, federal, state or local, having jurisdiction over the matter or matters and Person or Persons in question, including, but not limited to the FDA. “Guarantor” means each Subsidiary of the Borrower or other Person who provides a guaranty of the Obligations under the Security Agreement or other Loan Document. 8 141540134

"Guaranty", as applied to any Indebtedness, liability or other obligation, means (a) a guaranty, directly or indirectly, in any manner, including by way of endorsement (other than endorsements of negotiable instruments for collection in the Ordinary Course of Business), of any part or all of such Indebtedness, liability or obligation and (b) an agreement, contingent or otherwise, and whether or not constituting a guaranty, assuring, or intended to assure, the payment or performance (or payment of damages in the event of non-performance) of any part or all of such Indebtedness, liability or obligation by any means (including the purchase of securities or obligations, the purchase or sale of property or services or the supplying of funds). “Health Care Laws” means all laws relating to the provision and/or administration of, and/or payment for, healthcare products or services, including, without limitation, Applicable Laws with respect to (in each case, to the extent applicable): (a) health care fraud and abuse (including without limitation the following statutes, as amended, modified or supplemented from time to time and any successor statutes thereto and regulations promulgated from time to time thereunder: the federal Anti-Kickback Statute (42 U.S.C. § 1320a-7b(b)); the Stark Law (42 U.S.C. § 1395nn); the civil False Claims Act (31 U.S.C. § 3729 et seq.); 42 U.S.C. §§ 1320a-7, 1320a-7b; the Medicare Prescription Drug, Improvement, and Modernization Act of 2003 (Pub. L. No. 108-173)); and any state, commonwealth or local laws similar to any of the foregoing; (b) Medicare, Medicaid or other programs which are sponsored or maintained by a governmentalpayor;(c)quality,safety requirements; (d) HIPAA; (e) prescription certificationandaccreditationstandardsand drug, medical device or controlled substances use,distribution,compounding,dispensing, registration,approval, importation,sale, transporting, purchasing, storage, tracking, marketing and security, including state pharmacy and controlled substance laws, the Federal Food, Drug, and Cosmetic Act, the Controlled Substances Act, the Prescription Drug Marketing Act of 1987, and Food and Drug Administration rules and regulation; (f) the provision of free or discounted care or services; and (g) the conditions of participation or enrollment as a provider/supplier in and Applicable Laws governing health programs administered by or paid for, in whole or in part by, governmental payors. “Health Care Permits” means any and all Permits issued or required under applicable Health Care Laws. “Hercules” means, collectively, Hercules Technology III, L.P. and Hercules Technology Growth Capital, Inc. “HIPAA” means the (a) Health Insurance Portability and Accountability Act of 1996; (b) the Health Information Technology for Economic and Clinical Health Act (Title XIII of the American Recovery and Reinvestment Act of 2009); and (c) any state, commonwealth and local laws regulating the privacy and/or security of individually identifiable health information, including state laws providing for notification of breach of privacy or security of individually identifiable health information, in each case with respect to the laws described in clauses (a), (b) and (c) of this definition, as the same may be amended, modified or supplemented from time to time, any successor statutes thereto, any and all rules or regulations promulgated from time to time thereunder. “Indebtedness” means the following: 9 141540134

(i) all obligations, liabilities or indebtedness, contingent or otherwise, for borrowed money; (ii) the deferred purchase price of assets or services (other than trade payables which are not one-hundred twenty (120) days past the invoice date incurred in the Ordinary Course of Business, but including the maximum potential amount payable under any earn-out or similar obligations) which in accordance with GAAP would be shown to be a liability (or on the liability side of a balance sheet); (iii) all guarantees of Indebtedness, Guaranties, endorsements (other than for collection in the Ordinary Course of Business) and other contingent obligations in respect of the obligations of others; (iv) all letters of credit issued or acceptance facilities established for the account of (or issued on behalf of) the Borrower and any of its Subsidiaries, including without duplication, all drafts drawn thereunder, and bankers' acceptances, and financial and other hedging obligations; (v) all capitalized lease obligations; (vi) all indebtedness of another Person secured by any Lien on any property of the Borrower or its Subsidiaries, whether or not such indebtedness has been assumed or is recourse (with the amount thereof, in the case of any such indebtedness that has not been assumed by the Borrower or its Subsidiaries, being measured as the lower of (x) fair market value of such property and (y) the amount of the indebtedness secured); (vii) all obligations and indebtedness created or arising under any conditional sale or title retention agreement; (viii) all obligations represented by promissory notes, bonds, debentures or the like, or on which interest charges are customarily paid; (ix) all Financing Leases of such Person; (x) all Stock issued subject to repurchase or redemption at any time on or prior to the Maturity Date, other than voluntary repurchases or redemptions that are at the sole option of the Person issuing such Stock; and (xi) all principal outstanding under any synthetic lease, off-balance sheet loan or similar financing product. “Indemnified Person” has the meaning given to it in Section 6.11. “Indemnified Taxes” means all Taxes including Other Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of a Loan Party Obligor under any Loan Document. 10 141540134

“Indemnity” has the meaning given to it in Section 6.11. “Intercreditor Agreement” means that certain Intercreditor Agreement, dated as of the Fourth Amendment Date, by and among Encina Business Credit, LLC, a Delaware limited liability company, in its capacity as agent for the “Lenders” under the ABL Agreement, Deerfield Private Design Fund III, L.P., Deerfield Special Situations Fund, L.P., and Deerfield Mgmt, L.P., and acknowledged by the Loan Party Obligors. “Interest Expense” means, for the applicable period, for the Loan Parties on a consolidated basis, total interest expense (including interest attributable to Financing Leases in accordance with GAAP) and fees with respect to outstanding Indebtedness. “Interest Payment Shares” means any shares of Common Stock issued or issuable in satisfaction of any interest payment otherwise due and payable in cash, in accordance with Section 2.7 and Exhibit 2.3 (provided, that, for purposes of Exhibit 2.3, “Interest Payment Shares” has the meaning given to such term in such Exhibit 2.3). “Interest Rate” means 12.95% per annum. "Investment Property" means the collective reference to (a) all "investment property" as such term is defined in Section 9-102 of the UCC, (b) all "financial assets" as such term is defined in Section 8-102(a)(9) of the UCC and (c) whether or not constituting "investment property" as so defined, all Pledged Equity. “IP”, “Company IP” and “Intellectual Property” have the meaning given to it in Section 3.1(m). “IRS” means the United States Internal Revenue Service. “Issuers” means the collective reference to each of the issuers of Investment Property. “Lenders” has the meaning set forth in the preamble. “License” means any license of Intellectual Property. “Lien” means any lien (statutory or otherwise), pledge, mortgage, security interest, deed of trust, charge, assignment, hypothecation, title retention, deposit arrangement, easement, encumbrance or other security arrangement and any other preference, priority, or preferential arrangement in the nature of a security interest of any kind or whatsoever, including any conditional sale contract or other title-retention agreement, the interest of a lessor under a Financing Lease and any synthetic or other financing lease having substantially the same economic effect as any of the foregoing. “Loan” means the loans made by the Lenders to the Borrower pursuant to Section 2.2 in the aggregate principal amount of Sixty Million Dollars ($60,000,000) or, as the context may require, the principal amount thereof from time to time outstanding. 11 141540134

“Loan Documents” means this Agreement (including the Fourth Amendment Perfection Certificate and all other attachments, schedules, annexes and exhibits hereto), the Notes, the Security Agreement, Intellectual Property security agreements, the Control Agreements, the First Amendment, the Second Amendment, the Registration Rights Agreement, the Second Amendment Registration Rights Agreement, the Third Amendment, the Fourth Amendment, the Intercreditor Agreement (and any other subordination or intercreditor agreement entered into by any of the Lenders with respect to any Indebtedness permitted under the Loan Documents), any collateral assignment, all Post-Fourth Amendment Perfection Certificates, and any other amendment, restatement, supplement, modification, waiver, consent, agreement, document or instrument executed by the Borrower or any Subsidiary and delivered in connection with any of the foregoing and dated the Agreement Date or subsequent thereto, whether or not specifically mentioned herein or therein; provided, for the avoidance of doubt that shares of Common Stock, including any Interest Payment Shares, Principal Payment Shares and Conversion Shares, are excluded from “Loan Documents.” “Loan Party” means, individually, the Borrower and each of its Subsidiaries; and “Loan Parties” means, collectively, the Borrower and all of its Subsidiaries. “Loan Party Obligor” means, individually, the Borrower, each Guarantor and each Obligor; and “Loan Party Obligors” means, collectively, the Borrower and each other Loan Party Obligor. “Loss” has the meaning given to it in Section 6.11. “Material Adverse Effect” means any event, act, omission, condition or circumstance which, which individually or in the aggregate, has or could reasonably be expected to have a material adverse effect on (a) the business, operations, properties, assets or financial condition or assets of the Borrower and its Subsidiaries (taken as a whole), (b) the validity or enforceability of, or any Secured Party’s rights or remedies under, any Loan Document, (c) the ability of the Borrower and its Subsidiaries (taken as a whole) to timely perform any of its obligations under the Loan Documents (including the Obligations) when due, (d) the rights and remedies of the Secured Parties under any Loan Document, including any ability of any Secured Party to realize upon the Collateral, or (e) the existence, perfection or priority of any security interest or Lien granted in any Loan Document and covering Collateral in which Collateral Agent has previously perfected a security interest or Lien. "Material Contract" has the meaning given to it in Section 3.1(ee). “Maturity Date” has the meaning given to it in Section 2.3(a)(v). “Medicaid” means, collectively, the health care assistance program established by Title XIX of the Social Security Act (42 U.S.C. § 1396 et seq.) and any statutes succeeding thereto, and all Applicable Laws pertaining to such program, including (a) all federal statutes affecting such program; (b) all state and commonwealth statutes and plans for medical assistance enacted in connection with such program and federal rules and regulations promulgated in connection with such program; and (c) all applicable provisions of all rules, regulations and legally binding manuals, orders and administrative and reimbursement requirements of all 12 141540134

Governmental Authorities promulgated in connection with such program, in each case as the same may be amended, supplemented or otherwise modified from time to time. “Medicare” means, collectively, the health insurance program for the aged and disabled established by Title XVIII of the Social Security Act (42 U.S.C. § 1395 et seq.) and any statutes succeeding thereto, and all Applicable Laws pertaining to such program including (a) all federal statutes (whether set forth in Title XVIII of the Social Security Act (42 U.S.C. § 1395 et seq.) or elsewhere) affecting such program; and (b) all applicable provisions of all rules, regulations and legally binding manuals, orders, administrative and reimbursement requirements of all Governmental Authorities promulgated in connection with such program, in each case as the same may be amended, supplemented or otherwise modified from time to time. "Multiemployer Plan" means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which a Loan Party or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions. “NASDAQ” means the Nasdaq Stock Market (or any successor thereto). “Necessary Disclosure” has the meaning set forth in Section 5.1(xiii). “Net Income” means, for the applicable period, for the Loan Parties on a consolidated basis, the net income (or loss) of the Loan Parties on a consolidated basis for such period, excluding any gains or non-cash losses from dispositions, any extraordinary gains or extraordinary non-cash losses and any gains or non-cash losses from discontinued operations, in each case of the Loan Parties on a consolidated basis for such period. “Net Product Sales” means, in respect of any period, the net product sales of the Borrower’s Products (representing the gross product sales, less gross to net sales adjustments) as disclosed in the Borrower’s financial statements prepared in accordance with GAAP and included in the periodic report for such period timely filed with the SEC. “No Call Expiration Date” means, with respect to a prepayment of principal upon the occurrence of a Change of Control as required pursuant to Section 2.3(b), May 11, 2020, and with respect to any other prepayment, December 31, 2020. “Notes” means the Amended and Restated Senior Secured Convertible Notes issued to the Lenders evidencing the Loan in substantially the form of Exhibit A attached to the Second Amendment, as amended by the Third Amendment and as may be further amended, restated, supplemented, replaced or otherwise modified from time to time. “Obligations” means all Loans and Disbursements, interests, fees (including any Prepayment Fees and Make Whole Interest and the Exit Payment), expenses, costs, liabilities, indebtedness and other obligations (monetary (including post-petition interest, costs, fees, expenses and other amounts, whether allowed or not) or otherwise) of (or owed by) the Borrower, the other Loan Party Obligors or any other Person under or in connection with the Loan Documents, in each case howsoever created, arising or evidenced, whether direct or 13 141540134 indirect (including those acquired by assignment), absolute or contingent, now or hereafter existing, or due or to become due. “Obligor” means any guarantor, endorser, acceptor, surety or other Person liable on, or with respect to, any of the Obligations or who is the owner of any property which is security for any of the Obligations, other than the Borrower. "Ordinary Course of Business" means, in respect of any transaction involving any Person, the Ordinary Course of Business of such Person, as conducted by such Person as of the Fourth Amendment Date and any practices that are utilized to improve past practices or to conform with customary operating procedures for a similar business, as reasonably determined by such Person. “Organizational Documents” means for any Person as of any date, such Person’s charter, constitutional or constituent documents, formation documents and/or certificate of incorporation (or equivalent thereof), and each certificate of change of name, and, (a) if such Person is a corporation, its bylaws or memorandum and articles of association (or equivalent thereof) in current form, (b) if such Person is a limited liability company, its limited liability company agreement or its shareholders agreement (or similar agreement), and (c) if such Person is a partnership, its partnership agreement (or similar agreement), each of the foregoing with all current amendments or modifications thereto. “Other Connection Taxes” means with respect to any Lender, Taxes imposed as a result of a present or former connection between such Lender and the jurisdiction imposing such Tax (except a connection arising from such Lender having executed, delivered, become a party to, performed its obligations or received a payment under, received or perfected a security interest under, engaged in any transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan Document). "Other Obligor" means any Obligor other than any Loan Party Obligor. “Other Taxes” means any and all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes arising from any payment made hereunder or from the execution, delivery, registration or enforcement of, or otherwise with respect to, any Loan Document except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made in connection with the exercise of remedies following an Event of Default). “Paragraph IV Certification” means a certification by an applicant filing an ANDA or 505(b)(2) NDA referencing a drug listed in Approved Drug Products with Therapeutic Equivalence Evaluations to the FDA that the patent relating to such listed drug is invalid or will not be infringed upon by the manufacture, use or sale of the drug product for which the ANDA or 505(b)(2) NDA is submitted. “Parties” has the meaning set forth in the preamble. "PBGC" means the Pension Benefit Guaranty Corporation. 14 141540134

"Pension Act" means the Pension Protection Act of 2006. "Pension Funding Rules" means the rules of the Code and ERISA regarding minimum required contributions (including any installment payment thereof) to Pension Plans and Multiemployer Plans and set forth in, with respect to plan years ending prior to the effective date of the Pension Act, Section 412 of the Code and Section 302 of ERISA, each as in effect prior to the Pension Act and, thereafter, Section 412, 430, 431, 432 and 436 of the Code and Sections 302, 303, 304 and 305 of ERISA, and any sections of the Code or ERISA related thereto that are enacted after the date of this Agreement. "Pension Plan" means any employee pension benefit plan (including a Multiemployer Plan) that is maintained or is contributed to by a Loan Party and any ERISA Affiliate and is either covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Code. “Perfection Certificate” means the Fourth Amendment Perfection Certificate and any Post-Fourth Amendment Perfection Certificate, as the context may so require. “Permits”meansallpermits,licenses,registrations,certificates,qualifications, accreditations, approvals or similar rights required to be obtained, from any Governmental Authority. “Permitted Indebtedness” means: (i) The Obligations; (ii) of Business; Indebtedness arising under operating leases in the Ordinary Course (iii) Indebtedness in respect of purchase money financing and capital lease obligations that are Financing Leases covering existing and newly-acquired Equipment, including for the acquisition, installation, qualification and validation of such Equipment up to an aggregate amount outstanding at any time of $8,000,000; (iv) Indebtednessincurredasaresultofendorsingnegotiable instruments received in the Ordinary Course of Business; (v) other unsecured Indebtedness not to exceed $250,000 in the aggregate at any time outstanding; (vi) Indebtedness in respect of a revolving credit facility in an aggregate principal amount not to exceed $25,000,000 evidenced by the ABL Agreement (the “ABL Facility”), to the extent subject to, and permitted by, and in full compliance with, the Intercreditor Agreement; (vii) the Indebtedness existing on the Fourth Amendment Date described in Section 7 of the Fourth Amendment Perfection Certificate; in each 15 141540134 case, along with extensions, refinancings, modifications, amendments and restatements thereof; provided, that (i) the principal amount thereof is not increased, (ii) if secured by a Permitted Lien, no additional collateral beyond that existing as of the Fourth Amendment Date is granted to secure such Indebtedness; (iii) if such Indebtedness is subordinated to any or all of the Obligations, the applicable subordination terms are not amended, restated, supplemented or otherwise modified without the prior written consent of the Required Lenders, and (iv) the terms thereof are not amended, restated, supplemented or otherwise modified to impose more burdensome terms upon any Loan Party; and (viii) to the extent constituting Indebtedness, Indebtedness incurred in connection with the financing of insurance premiums in the Ordinary Course of Business of the Loan Parties. "Permitted Investments" means: (i) investments outstanding on the Fourth Amendment Date described in Section 1(g) of the Fourth Amendment Perfection Certificate; (ii) investments by any Loan Party in any other Loan Party or any Subsidiary of a Loan Party in equity interests; provided, that (a) any such equity interests held by a Loan Party Obligor shall be pledged as required pursuant to this Agreement and/or the Security Agreement, as applicable, and (b) the aggregate amount of investments by Loan Parties in Subsidiaries that are not Loan Parties (together with outstanding intercompany loans permitted under clause (iii) below of this definition and outstanding Guaranties permitted under clause (iv) below of this definition) shall not exceed $500,000 at any time outstanding); (iii) loans or advances made by any Loan Party to any Subsidiary and made by any Subsidiary to a Loan Party or any other Subsidiary; provided, that (a) any such loans and advances made by a Loan Party and evidenced by a promissory note shall be pledged pursuant to this Agreement and (b) the principal amount of such loans and advances made by Loan Parties to Subsidiaries that are not Loan Parties (together with outstanding investments permitted by clause (ii) above of this definition and outstanding Guaranties permitted under clause (iv) below of this definition) shall not exceed $250,000 at any time outstanding); (iv) Guaranties constituting Permitted Indebtedness; provided, that the aggregate principal amount of Indebtedness of Subsidiaries that are not Loan Parties that is guaranteed by any Loan Party (together with outstanding investments permitted under clause (ii) above of this definition and outstanding intercompany loans permitted under clause (iii) above of this definition) shall not exceed $250,000 at any time outstanding); (v) loans and advances to directors, employees and officers of any Loan Party Obligor and its Subsidiaries for bona fide business purposes in the 16 141540134

Ordinary Course of Business, in an aggregate amount not to exceed $50,000 at any time outstanding; (vi) leases of real or personal property in the Ordinary Course of Business and in accordance with the terms and conditions of this Agreement; and (vii) investments constituting deposits described in Permitted Liens. “Permitted Liens” means: (i) purchase-money security interests in specific items of Equipment securing Permitted Indebtedness described under clause (iii) of the definition of Permitted Indebtedness; (ii)liens for taxes, fees, assessments, or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings (which proceedings have the effect of preventing the enforcement of such lien) for which adequate reserves in accordance with GAAP are being maintained provided the same have no priority over any of the Collateral Agent's security interests; (iii) liens of materialmen, mechanics, carriers, or other similar liens arising in the Ordinary Course of Business and securing obligations which are not delinquent or are being contested in good faith by appropriate proceedings (which proceedings have the effect of preventing the enforcement of such lien) for which adequate reserves in accordance with GAAP are being maintained; (iv)liens which constitute banker's liens, rights of set-off, or similar rights as to deposit accounts or other funds maintained with a bank or other financial institution (but only to the extent such banker's liens, rights of set-off or other rights are in respect of customary service charges relative to such deposit accounts and other funds, and not in respect of any loans or other extensions of credit by such bank or other financial institution to any Loan Party); (v)cash deposits or pledges of an aggregate amount not to exceed $50,000 to secure insurance, or other obligations, surety the payment of worker's compensation, unemployment social security benefits or obligations, public or statutory or appeal bonds, bid or performance bonds, or other obligations of a like nature incurred in the Ordinary Course of Business; (vi) judgment Liens in respect of judgments that do not constitute an Event of Default; (vii) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the Ordinary Course of Business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Borrower or any Subsidiary; 17 141540134

(viii) any Lien in existence on the Fourth Amendment Date and described in Section 7 of the Fourth Amendment Perfection Certificate and any Lien granted as a replacement or substitute therefor; provided, that any such replacement or substitute Lien (i) does not secure an aggregate amount of Indebtedness, if any, greater than that secured on the Fourth Amendment Date and (ii) does not encumber any property other than the property subject thereto on the Fourth Amendment Date; (ix)Liens on the assets of the Loan Party Obligors securing the ABL Debt to the extent such Liens are subject to, and permitted by, and are in compliance with, the Intercreditor Agreement; (x) other Liens securing obligations in an aggregate principal amount not to exceed $25,000 at any time outstanding; and (xi) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the Ordinary Course of Business of the Loan Parties. “Person” means and includes any natural person, individual, partnership, limited partnership, joint venture, corporation, trust, limited liability company, limited company, joint stock company, unincorporated organization, government entity or any political subdivision or agency thereof, or any other entity. “Pledged Equity” means the equity interests and other Stock listed on Sections 1(f) and 1(g) of any Perfection Certificate, together with any other equity interests, Stock, certificates, options, or rights or instruments of any nature whatsoever in respect of the equity interests and Stock of any Person that may be issued or granted to, or held by, any Loan Party Obligor while this Agreement is in effect, and including, to the extent attributable to, or otherwise related to, such pledged equity interests and Stock, all of such Loan Party Obligor's (a) interests in the profits and losses of each Issuer, (b) rights and interests to receive distributions of each Issuer's assets and properties and (c) rights and interests, if any, to participate in the management of each Issuer related to such pledged equity interests and Stock. “Post-Fourth Amendment Perfection Certificate” means a completed Perfection Certificate executed by any Loan Party Obligor in the form attached to the Fourth Amendment as Exhibit A-V, and any supplements or updates thereto delivered to the Collateral Agent or any of the Lenders in accordance with this Agreement. “Prepayment Fees and Make Whole Interest” has the meaning set forth in Section 2.3(b). “Principal Market” means the NASDAQ Global Market (or any successor to the foregoing). “Principal Payment Shares” means any shares of Common Stock (i.e., Daily Issuance Shares)_issued or issuable in satisfaction of any principal payment otherwise due and payable in cash, in accordance with Section 2.3(f) and Exhibit 2.3. 18 141540134

“Pro Rata Share” means, with respect to any Lender, the applicable percentage set forth on Schedule I to the Second Amendment or such other percentage as the Lenders shall unanimously determine; provided that the Lenders shall notify the Borrower of such determination at least three (3) days prior to the effectiveness of such other percentage. “Products” means any item or any service that is designed, created, manufactured, managed, performed or otherwise offered by or on behalf of any of the Loan Parties or any of their Subsidiaries. “Register” has the meaning set forth in Section 1.4(b). “Registration Rights Agreement” has the meaning provided therefor in the Notes. "Reportable Event" means any of the events set forth in Section 4043(c) of ERISA, other than events for which the thirty-day notice period has been waived. “Reporting Period” has the meaning given to it in Section 5.1(xiv). “Required Lenders” means, at any time, Lenders holding Loans representing more than 50% of the sum of the Loans outstanding. "Restricted Accounts" means Deposit Accounts (a) established and used (and at all times will be used) solely for the purpose of paying current payroll obligations of Loan Parties (and which do not (and will not at any time) contain any deposits other than those necessary to fund current payroll), in each case, in the Ordinary Course of Business, or (b) maintained (and at all times will be maintained) solely in connection with an employee benefit plan, but solely to the extent that all funds on deposit therein are solely held for the benefit of, and owned by, employees (and will continue to be so held and owned) pursuant to such plan. "Restricted Payment" means any payment, dividend or other distribution (whether in cash, securities or other property) with respect to any equity interests in the Borrower, any Loan Party or any Subsidiary, or any payment, dividend or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such equity interests in any of the Borrower, any Loan Party or any Subsidiary or any option, warrant or other right to acquire any such equity interests in any of the Borrower, any Loan Party or any Subsidiary. “Rights Plan” has the meaning set forth in Section 3.1(ss). “SEC” means the United States Securities and Exchange Commission. “Second Amendment” means the Second Amendment to Facility Agreement dated as of November 5, 2018 among the Borrower, Guarantors and Lenders. “Second Amendment Date” means November 5, 2018. 19 141540134

“Second Amendment Principal Payment” has the meaning set forth in Section 2.3(a)(i) hereto. “Second Amendment Registration Rights Agreement” means that certain Registration Rights Agreement dated as of November 5, 2018 by and among the Borrower and the Lenders in the form attached as Exhibit C to the Second Amendment, as it may be amended, restated, modified and supplemented from time to time. “SEC Reports” has the meaning set forth in Section 3.1(pp). “Secured Parties” means Collateral Agent, the Lenders and all Indemnified Persons. “Securities” means, collectively the Notes (including the guaranties thereof by the Guarantors), any Conversion Shares, any Principal Payment Shares and any Interest Payment Shares(. “Securities Act” means the Securities Act of 1933, as amended, including the rules and regulations promulgated thereunder. “Security Agreement” means the Guaranty and Security Agreement of even date herewith among Borrower, its Subsidiaries, Collateral Agent and Lenders. "SPS" means Specialty Pharmaceutical Services, a subsidiary of Cardinal Health. “Stock” means (a) all shares of capital stock (whether denominated as common stock or preferred stock), equity interests, beneficial, partnership or membership interests, joint venture interests, participations or other ownership or profit interests in or equivalents (regardless of how designated) of or in a Person (other than an individual), whether voting or non-voting; and (b) all securities convertible into or exchangeable for any other Stock and all warrants, options or other rights to purchase, subscribe for or otherwise acquire any other Stock, whether or not presently convertible, exchangeable or exercisable. “Subsidiary” or “Subsidiaries” means, as to any Person, any Person of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions are at the time directly or indirectly owned by such Person. Unless the context otherwise requires, each reference to Subsidiaries herein shall be a reference to Subsidiaries of the Borrower. “Tax Affiliate” means (a) the Borrower and its Subsidiaries and (b) any Affiliate of the Borrower with which the Borrower files or is required to file consolidated, combined or unitary tax returns. “Tax Return” has the meaning set forth in Section 3.1(o). “Taxes” means all present or future taxes, levies, imposts, stamp or other duties, deductions, assessments, fees or other charges or withholdings imposed by any Governmental Authority, together with any interest, additions to tax or penalties applicable thereto. 20 141540134

“Term Loan Priority Collateral” means “Term Loan Priority Collateral” as defined in the Intercreditor Agreement. “Term Priority Deposit Account” means “Term Priority Deposit Account” as defined in the Intercreditor Agreement. “Trading Day” means any day on which the Common Stock are traded for any period on the Principal Market; provided, however, that during any period in which Common Stock are not listed or quoted on an Eligible Market or any other United States securities exchange or trading market, the term “Trading Day” means any Business Day. “Third Amendment” means the Third Amendment to Facility Agreement dated as of March 29, 2019 among the Borrower, the Guarantors (as defined in the Security Agreement) party thereto and Lenders. “UCC” means, at any given time, the Uniform Commercial Code as adopted and in effect at such time in the State of New York or other applicable jurisdiction. Section 1.2 Interpretation. In this Agreement and the other Loan Documents, unless the context otherwise requires, all words and personal pronouns relating thereto shall be read and construed as the number and gender of the party or parties requires and the verb shall be read and construed as agreeing with the required word and pronoun. The division of this Agreement and the other Loan Documents into Articles and Sections and the use of headings and captions is for convenience of reference only and shall not modify or affect the interpretation or construction of this Agreement or any of its provisions. The words “herein,” “hereof,” “hereunder,” “hereinafter” and “hereto” and words of similar import refer to this Agreement (or other applicable Loan Document) as a whole and not to any particular Article or Section hereof (or thereof). The use in any of the Loan Documents of the word “include” or “including,” when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter. References in this Agreement to a specified Article, Exhibit, Section or Schedule shall be construed as a reference to that specified Article, Exhibit, Section or Schedule of this Agreement. Any reference to any of the Loan Documents means such document as the same shall be amended, restated, supplemented or otherwise modified and from time to time in effect. The term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The term “documents” and “agreements” include any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced. The references to “asset” (or “assets”) and “property” (or “properties”) in the Loan Documents are meant to be mean the same and are used throughout the Loan Documents interchangeably, and such words shall be deemed to refer to any and all tangible and intangible assets and properties, including cash, securities, Stock, accounts and contract rights. Unless otherwise specified herein or therein, all terms defined in any Loan Document shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto or thereto. The meanings of defined terms shall be equally 21 141540134 applicable to the singular and plural forms of the defined terms. Terms (including uncapitalized terms) not otherwise defined herein and that are defined in the UCC shall have the meanings therein described. In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding,” and the word “through” means “to and including.” If any provision of this Agreement or any other Loan Document refers to any action taken or to be taken by any Person, or which such Person is prohibited from taking, unless otherwise expressly stated, such provision shall be interpreted to encompass any and all means, direct or indirect, of taking, or not taking, such action. References to any statute or regulation may be made by using either the common or public name thereof or a specific cite reference and, except as otherwise provided with respect to FATCA, are to be construed as including all statutory and regulatory provisions related thereto or consolidating, amending, replacing, supplementing or interpreting the statute or regulation, and any reference to any law or regulation, shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time. Whenever any reference is made in any Loan Document to any Person such reference shall be construed to include such Person’s permitted successors and permitted assigns. Unless otherwise specified, all references in any Loan Document to times of day shall be references to New York City time. Notwithstanding anything to the contrary in any Loan Document, any reference to “Organizational Document” or “Organizational Documents” of any Loan Party or any of its Subsidiaries in any Loan Document shall mean such written documents, agreements and arrangements that are in effect on the date hereof, without giving effect to any amendment, restatement, change, supplement, waiver or other modification thereto or thereof that is not expressly permitted by Section 5.2(xiii). The terms “shall” and “will” are used interchangeably in this Agreement and the other Loan Documents and mean for the Loan Parties and their Subsidiaries to have an absolute obligation to perform or do (or not perform or not do) a certain action or event, as the context may require. The payment, prepayment, redemption or repayment of any principal, interest, fees, amounts and/or other Obligations under this Agreement or the other Loan Documents shall be made in cash in Dollars unless expressly stated otherwise herein or therein. Any reference to “payment in full,” “payment in full in cash,” “paid in full,” “paid in full in cash,” “repaid in full,” “repaid in full in cash,” “prepaid in full,” “prepaid in full in cash,” “redeemed in full,” “redeemed in full in cash” or any other term or word of similar effect used in this Agreement or any other Loan Document with respect to the Loans or the Obligations shall mean all Obligations (including any Prepayment Fees and Make Whole Interest and the Exit Payment) (excluding contingent claims for indemnification to the extent no claim giving rise thereto has been asserted) have been repaid in full in cash (or, as applicable, partially paid in cash and partially satisfied through the issuance of Conversion Shares, Principal Payment Shares and/or Interest Payment Shares in accordance and compliance with the terms and provisions of the Notes, this Agreement and the other Loan Documents, but, for the avoidance of doubt, solely to the extent that, after giving effect to both the payment in cash and such payment through the issuance of Conversion Shares, Principal Payment Shares and/or Interest Payment Shares, the full amount of all such Obligations have been fully and completely satisfied) and have been fully performed; provided that reference otherwise to “payment”, “paid”, “repaid”, “prepaid”, “redeem”, “purchase”, “defease”, “prepayment” or “redemption” or any term or word of similar effect used in this Agreement or any other Loan Document with respect to the Loans or the Obligations shall mean in cash and not by conversion into Conversion Shares. Any action or 22 141540134 event that is prohibited by the terms of the Loan Documents shall mean that such action or event is not expressly and directly permitted to be taken or consummated under the Loan Documents. Section 1.3 Business Day Adjustment. Except as otherwise expressly stated herein or in any other Loan Document (and except on the Maturity Date or any date of acceleration of any of the Obligations, which in each such case, such payment or performance shall be due and payable or performed on or prior to such day regardless of whether such day is a Business Day), if the day by which any payment or other performance is due to be made is not a Business Day, that payment or performance shall be made by the next succeeding Business Day unless that next succeeding Business Day falls in a different calendar month, in which case that payment or other performance shall be made by the Business Day immediately preceding the day by which such payment or other performance is due to be made; provided that interest will continue to accrue each additional day in connection therewith. Section 1.4 Loan Records. (a) The Borrower shall record on its books and records the amount of the Loan, the interest rate applicable, all payments of principal and interest thereon and the principal balance thereof from time to time outstanding. (b)The Borrower shall establish and maintain at its address referred to in Section 6.1, a record of ownership (the “Register”) in which the Borrower agrees to register by book entry the interests (including any rights to receive payment hereunder) of each Lender in the Loan, and any assignment of any such interest, and accounts in the Register in accordance with its usual practice in which it shall record (1) the names and addresses of the Lenders (and any change thereto pursuant to this Agreement), (2) the amount of the Loan and each funding of any participation therein, (3) the amount of any principal, interest, fee or other amount due and payable or paid, and (4) any other payment received by the Lenders from the Borrower and its application to the Loan. (c) Notwithstanding anything to the contrary contained in this Agreement, the Loan (including any Notes evidencing the Loan) is a registered obligation, the right, title and interest of the Lenders and their assignees in and to the Loan shall be transferable only upon notation of such transfer in the Register and no assignment thereof shall be effective until recorded therein. This Section 1.4 shall be construed so that the Loan is at all times maintained in “registered form” within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code and Treasury Regulations Section 5f.103-1(c). (d) The Borrower and the Lenders shall treat each Person whose name is recorded in the Register as a Lender for all purposes of this Agreement. Information contained in the Register with respect to any Lender shall be available for access by the Borrower or such Lender at any reasonable time and from time to time upon reasonable prior written notice, or when an Event of Default exists, with just notice (whether reasonable or not) by any such Lender. Section 1.5 Accounting Terms and Principles. All accounting determinations required to be made pursuant hereto shall, unless expressly otherwise provided herein, be made 23 141540134 in accordance with GAAP. No change in the accounting principles used in the preparation of any financial statement hereafter adopted by the Borrower or its Subsidiaries shall be given effect for purposes of measuring compliance with any provision of this Agreement or otherwise determining any relevant ratios and baskets which govern whether any action is permitted hereunder unless the Borrower and the Required Lenders agree to modify such provisions to reflect such changes in GAAP, and unless such provisions are modified, all financial statements and similar documents provided hereunder shall be provided together with a reconciliation between the calculations and amounts set forth therein before and after giving effect to such change in GAAP. Notwithstanding any other provision contained herein or in any other Loan Document, all terms of an accounting or financial nature used herein and in the other Loan Documents shall be construed, and all computations of amounts and ratios referred to herein and in the other Loan Documents shall be made, without giving effect to (a) any election under Statement of Financial Accounting Standards No. 159 (Codification of Accounting Standards 825 10) (or any other Codification of Accounting Standards or Statement of Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of any Loan Party or any Subsidiary at “fair value,” as defined therein, or (b) any treatment of Indebtedness in respect of convertible debt instruments under Codification of Accounting Standards 470-20 (or any other Codification of Accounting Standards or Statement of Financial Accounting Standard having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof. A breach of a financial covenant contained in Section 5.3 shall be deemed to have occurred as of the last day of any specified measurement period, regardless of when the financial statements reflecting such breach are delivered to any Secured Party. Section 1.6 Officers.Any document, agreement or instrument delivered under the Loan Documents that is signed by an officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such officer shall be conclusively presumed to have acted on behalf of such Loan Party in such Person’s capacity as an officer of such Loan Party and not in any individual capacity. ARTICLE 2 AGREEMENT FOR THE LOAN Section 2.1 Use of Proceeds. The proceeds of the Loan will be used for repayment of existing Indebtedness to the Existing Lenders, for working capital and for general corporate purposes. All proceeds of all Loans will be used solely for lawful business purposes. Section 2.2 Disbursement. Subject to the conditions set forth in Article 4 and this Section 2.2, the Lenders shall disburse Loans to the Borrower (“Disbursement”) on the date of this Agreement upon receipt from the Borrower of a written request (“Disbursement Request”) for the Disbursement and stating that no Event of Default has occurred and is continuing. The Lenders shall fulfill the Disbursement in accordance with their respective allocations set forth on Schedule 1 hereto. 24 141540134

On the Second Amendment Date, Borrower issued to each Lender party to the Second Amendment, a Note evidencing the Loan made (or held) by such Lender and giving effect to the amendment and restatement (but not novation) of the “Senior Secured Convertible Note” (in the form of Exhibit B attached to the First Amendment before giving effect to such amendment and restatement) then held by such Lender (including the Loan evidenced thereby) as provided in the Second Amendment, in substantially the form of Exhibit A attached to the Second Amendment (as amended by the Third Amendment and as may be further amended, restated, supplemented or otherwise modified from time to time). The Obligations evidenced by the Notes are permitted to be converted by the Lenders holding such Notes pursuant to the terms thereof. Section 2.3 Payment. (a) follows: Borrowers shall repay the outstanding principal amount of the Loan as (i)$7,500,000 of the outstanding principal amount of the Loan shall be repaid on the Effective Date (as defined in the Second Amendment) (the “Second Amendment Principal Payment”); (ii) $7,500,000 of the outstanding principal amount of the Loan shall be repaid on May 11, 2019 (the “2019 Principal Payment); (iii) $15,000,000 of the outstanding principal amount of the Loan shall be repaid on May 11, 2020 (the “2020 Principal Payment”); provided, however, that (A) if the Borrower’s Net Product Sales for the year ending December 31, 2019 exceed $75,000,000 (the “2019 Threshold”), then the 2020 Principal Payment shall be deferred to, and shall be due and payable on, May 11, 2021 and (B) if the 2020 Principal Payment is so deferred and the Borrower’s Net Product Sales for the year ending December 31, 2020 exceed $100,000,000 (the “2020 Threshold”), then the 2020 Principal Payment shall be further deferred to, and shall be due and payable on, the Maturity Date; (iv) $15,000,000 of the outstanding principal amount of the Loan shall be repaid on May 11, 2021 (the “2021 Principal Payment”) (in addition to the 2020 Principal Payment that may then be due and payable); and (v) all outstanding principal and interest and all other outstanding Obligations shall be due and payable on May 11, 2022 (the principal portion of such payment, the “2022 Principal Payment” and such date, the “Maturity Date”). Subject to Sections 2.3(b) and 2.3(c) the Borrowers (i) may prepay the Obligations in whole or in part at any time and from time to time and (ii) shall prepay all of the outstanding Obligations upon the occurrence of a Change of Control. The amount of any prepayment of the Obligations shall be allocated among the Lenders in accordance with their respective Pro Rata Shares. 25 141540134

For purposes of Section 2.3(a)(iii), any deferral of the 2020 Principal Payment pursuant to clause (A) of such provision shall become effective (if at all) upon the timely filing of the Borrower’s Annual Report on Form 10-K for the year ending December 31, 2019 (the “2019 10-K”) and any further deferral of the 2020 Principal Payment pursuant to clause (B) of such provision shall become effective (if at all) upon the timely filing of the Borrower’s Annual Report on Form 10-K for the year ending December 31, 2020 (the “2020 10-K”) and, in each case, delivery to the Lenders of a certificate of the Chief Financial Officer of the Borrower, certifying that the Net Product Sales for the annual period covered by the applicable 10-K are as set forth in such 10-K and exceed the 2019 Threshold or 2020 Threshold, as applicable. In the event that the Borrower fails to timely file the 2019 10-K with the SEC, the Net Product Sales for the year ending December 31, 2019 shall be deemed to be less than the 2019 Threshold, and in the event that the Borrower fails to timely file the 2020 10-K with the SEC, the Net Product Sales for the year ending December 31, 2020 shall be deemed to be less than the 2020 Threshold. (b) If the Obligations are paid, repaid, redeemed or prepaid (in cash, satisfied through the issuance of Freely Tradeable Shares or other Stock or otherwise) in whole or in part for any reason (other than through the conversion by the Lenders of principal into Conversion Shares pursuant to the Notes), whether voluntary or involuntary and whether (A) before, at the time of or after (1) the Maturity Date, (2) any acceleration of any of the Obligations, (3) the filing of any voluntary or involuntary bankruptcy petition, (4) an insolvency, (5) the occurrence of an Event of Default, (6) a foreclosure or (7) a sale or disposition, (B) in connection with a Change of Control or (C) by any other method, manner, action, event, circumstance, situation, procedure or process, such payment, repayment, redemption or prepayment shall be accompanied at the same time (without notice or further action by any Person) by a cash payment by the Loan Party Obligors to the Lenders based on the Lenders’ respective Pro Rata Shares of (i) the amount of all accrued and unpaid interest on the principal amount of the Loans and Notes prepaid through the date of such payment, repayment, redemption or prepayment, plus (ii) a fee in the amount of 6.25% of the amount of principal paid, repaid, redeemed or prepaid, if such payment, repayment, redemption or prepayment occurs on or before December 31, 2021, plus (iii) an amount equal to the amount of all interest which, absent such payment, repayment, redemption or prepayment, would have accrued on the principal amount of the Loans and Notes paid, repaid, redeemed or prepaid from the date of such payment, repayment, redemption or prepayment through the No Call Expiration Date, if such payment, repayment, redemption or prepayment occurs on or prior to the No Call Expiration Date (the amounts payable pursuant to clauses (i), (ii) and (iii) of this Section 2.3(b), collectively, the “Prepayment Fees and Make Whole Interest”). Notwithstanding anything to the contrary contained herein, if any Loan Party Obligor elects to pay, repay, redeem or prepay principal (in whole or in part) through the issuance of Freely Tradeable Shares in accordance with Exhibit 2.3, (A) for purposes of determining whether such payment, repayment, redemption or prepayment occurred prior to the No Call Expiration Date or December 31, 2021, as applicable, such payment, repayment, redemption or prepayment shall be deemed to have occurred on the date the applicable Share Issuance Notice (as defined in Exhibit 2.3) is delivered; (B) the amounts payable pursuant to clauses (i), (ii) and (iii) of this Section 2.3(b) in respect of such payment, repayment, redemption or prepayment shall be determined on a daily basis, based on the Principal Credit Amount (as defined in Exhibit 2.3) for each Principal Share 26 141540134

Issuance Closing Date (as defined in Exhibit 2.3) relating to the applicable Issuance Period (as defined in Exhibit 2.3); and (C) the sum of the Prepayment Fees and Make Whole Interest in respect of such payments, repayments, redemptions or prepayments shall be due and payable in cash on the second Trading Day following the expiration of the applicable Issuance Period. The Loan Party Obligors shall provide Lenders two (2) Business Days prior written notice of any voluntary payment, repayment, redemption or prepayment of the Obligations (a “Prepayment Notice”). In the event any Loan Party Obligor elects to make a voluntary payment, repayment, redemption or prepayment, the Loan Party Obligors shall file with the SEC a Current Report on Form 8-K disclosing its delivery of a Prepayment Notice, no later than 8:35 a.m., New York City time, on the Trading Day immediately following the date the applicable Prepayment Notice is sent by any Loan Party Obligor. The Loan Party Obligors and the other Parties acknowledge and agree that, in light of the impracticality and extreme difficulty of ascertaining actual damages, the Prepayment Fees and Make Whole Interest set forth in this Section 2.3(b) are intended to be a reasonable calculation of the actual damages that would be suffered by the Secured Parties as a result of any such payment, repayment, redemption or prepayment. The parties hereto further acknowledge and agree that the Prepayment Fees and Make Whole Interest set forth in this Section 2.3(b) are not intended to act as a penalty or to punish the Borrower or any other Loan Party Obligor for any such payment, repayment, redemption or prepayment. (c)Notwithstanding anything to the contrary in the Loan Documents (and in addition to the amounts payable pursuant to Section 2.3(b)), effective as of the date hereof, there shall be a fully due and owing non-refundable exit payment in cash in a total amount equal to $750,238.93 (the “Exit Payment”), which Exit Payment shall be deemed an Obligation and shall be deemed to have been fully earned as of the date hereof. The Loan Party Obligors’ obligation to pay the Exit Payment will not be subject to any counterclaim or setoff for, or be otherwise affected by, any claim or dispute that any Loan Party Obligor may have. The Exit Payment shall be paid in cash immediately without notice or further action by the Loan Party Obligors in cash to the Lenders based on their respective Pro Rata Shares upon the earliest to occur of (i) the date when the remaining Loans are due, payable, paid, repaid, redeemed, prepaid or converted (in each case, whether in cash, in Freely Tradeable Shares, other Stock or otherwise, whether voluntary or involuntary and whether (A) before, at the time of or after (1) the Maturity Date, (2) any acceleration of any of the Obligations, (3) the filing of any voluntary or involuntary bankruptcy petition, (4) an insolvency, (5) the occurrence of an Event of Default, (6) a foreclosure or (7) a sale or disposition, (B) in the connection with a Change of Control or (C) by any other method, manner, action, event, circumstance, situation, procedure or process) in an amount that causes (or such lesser amount of outstanding Loans that are so due, payable, paid, repaid, redeemed, prepaid or converted that the Required Lenders have agreed to cause) the principal amount of remaining Loans outstanding to be (or a payment, repayment, redemption, prepayment or conversion is required to be made that would cause such Loans, if such payment, repayment, redemption, prepayment or conversion would have been made to be) less than $10,000,000 (or, solely with respect to after May 11, 2021 (and to the extent applicable), such lesser amount after giving effect to the 2021 Principal Payment made in accordance and compliance with (and on the exact date set forth in) Section 2.3(a)(iv)), including, 27 141540134 without limitation, when the principal amount of the remaining Loans have been paid, repaid, redeemed, prepaid or converted in full; (ii) the Maturity Date, (iii) the date of any acceleration of any of the Obligations, (iii) the date of any filing of any voluntary or involuntary bankruptcy petition, (iv) the date of any insolvency, the date of any foreclosure or (vi) the date any Change of Control occurs. The Loan Party Obligors and the other Parties acknowledge and agree that the Collateral Agent and the Lenders would not have entered into this Agreement (including the Fourth Amendment) or the other Loan Documents without the Loan Party Obligors agreeing to pay the Exit Payment in the aforementioned instances. The Loan Party Obligors and the other Parties further acknowledge and agree that the Exit Payment set forth in this Section 2.3(c) is not intended to act as a penalty or to punish the Borrower or any other Loan Party Obligors for any such payment, repayment, redemption, prepayment or conversion (or the requirement for such payment, repayment, redemption or conversion to be due, payable or made). (d) Each payment by the Borrower and the other Loan Party Obligors to the Secured Parties in respect of the Obligations shall be applied (i) first, ratably to all fees, costs and expenses (including any attorneys’ fees) owed to any Secured Party under the Loan Documents, but only to the extent such fees, costs and expenses have been invoiced and are due and payable, (ii) second, ratably to accrued and unpaid interest owed to the Lenders and any other Secured Parties, (iii) third, ratably to the outstanding principal amount of the Loans owed to the Lenders (including any Prepayment Fees and Make Whole Interest with respect thereto and any applicable Exit Payment with respect thereto), and, (iv) fourth, to all other Obligations owing to any Secured Party; provided that voluntary prepayments of principal shall be applied against, and reduce, principal payments in the order specified in Section 2.3(e); and, provided, further, that during the continuance of a Default or an Event of Default, payments shall be applied as determined by the Required Lenders in their sole discretion. (e)Any conversions of the Loans (and Notes evidencing such Loans) by any Lender into Conversion Shares (as defined in the Notes) and any prepayments of principal by the Borrower or any other Loan Party Obligor (whether in cash, through the issuance of Freely Tradeable Shares in accordance with Section 2.3(f) and Exhibit 2.3 or otherwise) shall be applied against, and reduce, principal repayments required pursuant to Section 2.3(a) with respect to each applicable Lender’s Loans (and Notes evidencing such Loans) in the order set forth in Section 2.3(a), in each case, as of the date of the applicable Conversion Notice (as defined in the Notes), applicable Principal Share Issuance Closing Date or applicable cash prepayment until the earlier to occur of (A) the time such principal repayment obligation has been satisfied in full (whether by repayment or as a result of Conversions (as defined in the Notes) by the Lenders), and (B) 5:00 p.m. (New York City time) on the Trading Day immediately preceding the date such principal repayment is due (i.e. following the earlier of clause (A) and clause (B) such conversion or prepayment would be applied against the next principal repayment requirement pursuant to Section 2.3(a)). (f) The Borrower may elect in lieu of paying in cash the principal payment otherwise due and payable hereunder on an applicable payment date set forth in Section 28 141540134

2.3(a), to satisfy such principal payments in Freely Tradeable Shares pursuant to the terms of Exhibit 2.3. The Borrower’s right to make such election shall not apply to the payment of the amounts described in Section 2.3(b) or Section 2.3(c), which shall only be payable in cash. Section 2.4Payments. All payments by the Borrower or any other Loan Party Obligor hereunder and under any of the Loan Documents shall be made without setoff or counterclaim. Payments of any amounts due or payable to the Lenders, the other Secured Parties and other Persons under this Agreement shall be made in Dollars in immediately available funds prior to 1:00 p.m. New York City time on such date that any such payment is due or payable, at such bank or places as the Lenders shall from time to time designate in writing at least 5 Business Days prior to the date such payment is due. The Borrower and the other Loan Party Obligors shall pay all and any costs (administrative or otherwise) imposed by banks, clearing houses, or any other financial institution, in connection with making any payments under any of the Loan Documents. Section 2.5 Taxes. (a) Any and all payments hereunder or under any other Loan Document shall be made, in accordance with this Section 2.5, free and clear of and without deduction for any and all present or future Taxes except as required by Applicable Law. If Borrower or any other Loan Party Obligor shall be required by Applicable Law to deduct any Taxes from or in respect of any sum payable hereunder or under any other Loan Document, (i) Borrower or such other Loan Party Obligor shall make such deductions, (ii) Borrower or such other Loan Party Obligor shall pay the full amount deducted to the relevant Governmental Authority in accordance with Applicable Law, and (iii) to the extent that the deduction is made on account of Indemnified Taxes, the sum payable shall be increased by as much as shall be necessary so that after making all required deductions(including deductions for Taxes applicable to additional sums payable under this Section 2.5), each Lender shall receive an amount equal to the sum it would have received had no such deductions been made (any and all such additional amounts payable shall hereinafter be referred to as the “Additional Amounts”). Within thirty (30) days after the date of any payment of such Taxes, each Loan Party Obligor shall furnish to the applicable Lender the original or a certified copy of a receipt evidencing payment thereof or other evidence of such payment reasonably satisfactory to such Lender. (b) Each Loan Party Obligor agrees to pay and authorizes each Lender to pay in its name (but without duplication), all Other Taxes. If any Loan Party Obligor directly pays such Other Taxes within 30 days after the date of any payment of Other Taxes, such Loan Party Obligor shall furnish to the applicable Lender the original or a certified copy of a receipt evidencing payment thereof or other evidence of such payment reasonably satisfactory to such Lender. (c) applicable receipt of Without duplication with respect to any Additional Amounts, the Loan Party Obligor shall reimburse and indemnify, within 10 days after demand therefor, each Lender for all Indemnified Taxes (including all Indemnified Taxes imposed on amounts payable under this Section 2.5(c)) paid by such 29 141540134

Lender, whether or not such Indemnified Taxes were correctly or legally asserted. A certificate of the applicable Lender(s) setting forth the amounts to be paid thereunder and delivered to Borrower or the applicable Loan Party Obligor shall be conclusive, absent manifest error. (d) Each Lender that is a “United States person” (as such term is defined in Section 7701(a)(30) of the Code) for United States federal income tax purposes shall, on or before the date on which the Lender becomes a party to this Agreement, provide to Borrower a properly completed and executed IRS Form W-9 certifying that such Lender is not subject to backup withholding tax. Each Lender that is not a United States person for United States federal income tax purposes (a “Foreign Lender”) and is entitled to an exemption from or reduction of United States withholding tax with respect to payments under this Agreement shall, on or before the date on which the Lender becomes a party to this Agreement, provide Borrower with a properly completed and executed IRS Form W-8ECI, W-8BEN, W-BENE, W-8IMY or other applicable forms (together with any required supporting documentation), or any other applicable certificate or document reasonably requested by the Borrower, and, if such Foreign Lender is relying on the portfolio interest exception of Section 871(h) or Section 881(c) of the Code (or any successor provision thereto), shall also provide the Borrower with a certificate (a “Portfolio Interest Certificate”) representing that such Foreign Lender is not a “bank” for purposes of Section 881(c) of the Code (or any successor provision thereto), is not a 10% holder of the Borrower described in Section 871(h)(3)(B) of the Code (or any successor provision thereto), and is not a controlled foreign corporation receiving interest from a related person (within the meaning of Sections 881(c)(3)(C) and 864(d)(4) of the Code, or any successor provisions thereto). Each Lender shall provide new forms (or successor forms) as reasonably requested by Borrower from time to time and shall notify Borrower in writing within a reasonable time after becoming aware of any event requiring a change in the most recent forms previously delivered by such Lender to Borrower. If the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a Portfolio Interest Certificate on behalf of such direct or indirect partner. (e) If a payment to a Lender under this Agreement would be subject to United States withholding tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA, such Lender shall deliver to Borrower, at the times prescribed by law or as reasonably requested by Borrower, such documentation as is required in order for Borrower to comply with its obligations under FATCA, to determine that such Lender has or has not complied with its obligations under FATCA, or to determine the amount to deduct and withhold from such payment. (f)If a Lender determines in its sole discretion, exercised in good faith, that it has received a refund from a Governmental Authority relating to Taxes in respect of which the Borrower paid Additional Amounts or made a payment pursuant to Sections 2.5(b) or 2.5(c) then, provided no Event of Default has occurred and is continuing, such Lender shall promptly pay such refund (limited to the amount paid by the Borrower under Section 2.5 with respect to the Taxes refunded) to the Borrower, net of all out-of-pocket 30 141540134 expense (including Taxes) of such Lender incurred in obtaining such refund or making such payment; provided that the Borrower, upon the request of such Lender, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to such Lender if such Lender is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 2.5(f), in no event shall a Lender be required to pay any amount to the Borrower pursuant to this Section 2.5(f), the payment of which would place the Lender in a less favorable net after-Tax position than the Lender would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or Additional Amount with respect to such Tax had never been paid. Nothing in this Section 2.5(f) shall require any Lender to disclose any information it deems confidential (including, without limitation, its tax returns) to any Person, including Borrower. Section 2.6 [Reserved]. Section 2.7 Interest. The outstanding principal amount of the Loans and Notes shall bear interest at the Interest Rate (calculated on the basis of a 360 day year for the actual number of days elapsed). Interest, including any interest on principal that is repaid through the conversion of the Loans (and Notes evidencing such Loans), shall be paid quarterly in arrears commencing on June 1, 2016 and on the first Business Day of each September, December, March and June thereafter (each, an “Interest Payment Date”) and on the Maturity Date. The Borrower may elect in lieu of paying in cash any accrued and unpaid interest due and payable hereunder on an applicable Interest Payment Date to satisfy such interest payment obligation in Freely Tradeable Shares pursuant to the terms of Exhibit 2.3. The Borrower’s right to make such election shall not apply to the payment of the amount described in clause (iii) of Section 2.3(b), which shall only be payable in cash. Section 2.8 Default Interest; Late Payment Fee.Without limiting the remedies available to the Secured Parties under the Loan Documents or otherwise, to the maximum extent permitted by Applicable Law, if an Event of Default occurs and is continuing, at the Required Lender’s election, the amount outstanding under and in respect of the Loans and Notes (which shall include all outstanding principal thereunder, together with any interest and other amounts due and payable with respect to the Notes and not paid when due) and all other Obligations, shall bear interest at the rate per annum equal to the Interest Rate plus 5.00%. In addition to the foregoing, the Borrower shall pay a late fee on any amount or Obligation (other than principal) not paid when due (including after giving effect to any grace period provided hereunder) equal to 10% of such overdue amount. Section 2.9 Fee. In consideration of Lenders’ agreement to extend the Loan to Borrower, Borrower shall pay to Lenders on the Agreement Date, a yield enhancement payment in the amount of $1,350,000, which yield enhancement payment will be deducted by Lenders from the Disbursement. Borrower agrees to reimburse the Secured Parties for reasonable, documented out-of-pocket expenses for attorneys, accountants and other professional advisors, and other reasonable documented out-of-pocket expenses incurred by the Secured Parties (i) in connection with their due diligence, negotiation and documentation of the transactions contemplated by the Loan Documents (including their review, negotiation and documentation of 31 141540134 any post-closing obligations of the Borrower and the other Loan Party Obligor) and (ii) in connection with all amendments and modifications thereto, whether or not consummated. At the applicable Lender’s election such reimbursable amounts may be deducted from the Disbursement. The provisions of this Section 2.9 supersede and replace in its entirety that certain Expense Reimbursement Agreement, dated as of April 7, 2016, Neos Therapeutics, Inc. and Deerfield Management Company, L.P. (Series C). ARTICLE 3 REPRESENTATIONS, WARRANTIES AND CERTAIN AFFIRMATIVE COVENANTS Section 3.1Representations, Warranties and Certain Affirmative Covenants of the Loan Parties. The Borrower and the other Loan Parties jointly and severally represent, warrant and convent to the Secured Parties as follows (it being understood and agreed that (I) each such representation and warranty (A) made (or deemed to be made) pursuant to any Loan Document prior to the Fourth Amendment Date, were, are and continue to be true, correct and complete as of each date such representation or warranty was made (or deemed to be made), (B) will be made as of the Fourth Amendment Date and be remade (and deemed to be remade) as of (w) the date of any Loan or other extension of credit under this Agreement or any other Loan Document, (x) the date of effectiveness of any amendment, restatement, supplement, change or other modification to this Agreement (or of any waiver of any provision of this Agreement or consent to any departure from the terms of this Agreement), (y) solely with respect to any new Loan Party Obligor that joins this Agreement or other Loan Document after the Agreement Date, the date such new Loan Party joins this Agreement, and (z) each other date that it is agreed by the applicable Parties that the representations and warranties set forth in this Section 3.1 shall be remade or deemed made (provided that, to the extent any such representation or warranty expressly relates only to any earlier or specified date, then such representation or warranty will be made as of such earlier or specified date) and (C) shall not be affected by any knowledge of, or any investigation by, any Secured Party and (II) each such covenant shall continuously apply at all times from the Agreement Date until payment in full of the Obligations: (a) Existence and Authority.Each Loan Party is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization (which jurisdiction is identified in Section 1(a) of the Fourth Amendment Perfection Certificate or a Post-Fourth Amendment Perfection Certificate, as applicable) and is qualified to do business in each jurisdiction in which the operation of its business requires that it be qualified (which each such jurisdiction is identified in Section 1(a) of the Fourth Amendment Perfection Certificate or a Post-Fourth Amendment Perfection Certificate, as applicable) or, if such Loan Party is not so qualified, such Loan Party may cure any such failure without losing any of its rights, incurring any liens or material penalties, or otherwise affecting the Collateral Agent or any other Secured Party’s rights. Each Loan Party has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into the Loan Documents to which it is a party and to carry out the transactions contemplated hereby and thereby. The execution, delivery and performance by each Loan Party Obligor of this Agreement and all of the other Loan Documents to which such Loan Party Obligor is a party have been duly and validly authorized, do not violate such Loan Party Obligor’s 32 141540134

Organizational Documents or any law or any material agreement, document or instrument or any court order which is binding upon any Loan Party or its property, do not constitute grounds for acceleration of any Indebtedness or obligation under any material agreement, document or instrument which is binding upon any Loan Party or its property, and do not require the consent of any Person. Each Loan Party Obligor shall reserve and maintain all of its leases, licenses, permits (including Permits), franchises qualifications, and rights that are necessary and desirable in the Ordinary Course of Business. No Loan Party is required to obtain any government approval, permit (including Permit), consent, or authorization from, or to file any declaration or statement with, any Governmental Authority in connection with or as a condition to the execution, delivery or performance of any of the Loan Documents. This Agreement and each of the other Loan Documents have been duly executed and delivered by, and are enforceable against, each of the Loan Party Obligors who have signed them, in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. Section 1(f) of the Fourth Amendment Perfection Certificate or a Post-Fourth Amendment Perfection Certificate, as applicable sets forth the ownership of all of the Borrower’s Subsidiaries. (b) No Defaults. No Default or Event of Default has occurred and is continuing (or would result after giving effect to any transactions contemplated by the Loan Documents and the ABL Documents). (c)Solvency.The Borrower and each of its Subsidiaries (i) are each individually solvent and each able to pay its debts as they come due, (ii) have not admitted their inability in writing to pay their debts as they come due, (iii) have not taken action (and none of the Borrower or any of its Subsidiaries are contemplating taking action), and no such action has been taken by (or, to the knowledge of the Borrower or any of its Subsidiaries, has been or is contemplated to be taken by) a third party, for the Borrower’s or any Subsidiary’s winding up, dissolution, or liquidation or similar executory or judicial proceeding or for the appointment of a liquidator, custodian, receiver, trustee, administrator or other similar officer for the Borrower, any Subsidiary or any material portion of or all of their assets or revenues or for the filing of a petition against the Borrower or any of its Subsidiaries or any of its or their assets under any state, federal or other bankruptcy or insolvency law, and (iv) each, individually, have sufficient capital to carry on each of their businesses as now conducted and as proposed to be conducted. The fair saleable value of all of the assets and properties of each Loan Party, individually, exceeds the aggregate liabilities and Indebtedness of each such Loan Party (including contingent liabilities). (d) No Liens. No Lien exists on the Borrower’s or any Subsidiary’s assets, except for Permitted Liens. (e) Obligations are Absolute. The obligation of the Borrower and the other Loan Party Obligors to make any payment under this Agreement and the other Loan Documents (together with all charges in connection therewith) is absolute and unconditional. 33 141540134

(f) No Indebtedness.No Indebtedness of the Borrower or any Subsidiary exists other than Permitted Indebtedness. (g) Good Standing; Power and Authority. The Borrower is validly existing as a corporation in good standing under the laws of the state of Delaware. The Borrower and its Subsidiaries have full power and authority to own their properties, conduct their business and enter into the Loan Documents and to consummate the transactions contemplated under the Loan Documents and the ABL Documents, and are duly qualified to do business as a foreign entity and are in good standing in each jurisdiction where the failure to be so qualified could reasonably be expected to result in a Material Adverse Effect. (h) Actions, Suits, Hearings and Proceedings. There is no pending or, to the knowledge of the Borrower and its Subsidiaries, threatened in writing, any action, suit, hearings or other proceeding before any Governmental Authority (a) to which the Borrower or any of its Subsidiaries is a party or (b) which has as the subject thereof any assets owned by the Borrower or any of its Subsidiaries, except, in each case, as would not reasonably be expected to result in a Material Adverse Effect. Except as set forth on Schedule 3.1(h), there are no current or, to the knowledge of the Borrower or any of its Subsidiaries, pending, legal, governmental or regulatory enforcement actions, suits or other proceedings to which the Borrower or any of its Subsidiaries or any of their assets is subject, except as would not reasonably be expected to result in a Material Adverse Effect. (i) Enforceability; No Conflict; No Consents.The Loan Documents have been duly authorized, executed and delivered by the Borrower and each Subsidiary a party thereto, and constitute the valid, legal and binding obligation of the Borrower and its Subsidiaries party thereto, enforceable in accordance with their terms, except as such enforceability may be limited by applicable insolvency, moratorium or other similar laws affecting creditors’ enforcement is sought by proceedings in equity or at law). bankruptcy, reorganization, rights generally (whether The execution, delivery and performance of the Loan Documents by the Borrower and its Subsidiaries and the consummation of the transactions herein and therein contemplated will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute an event of default under, or result in the creation or imposition of any Lien (other than pursuant to the Loan Documents) upon any assets of the Borrower or any of its Subsidiaries pursuant to, any agreement to which the Borrower or any Subsidiary is a party or by which the Borrower or any of its Subsidiaries are bound or to which any of the assets of the Borrower or any Subsidiary is subject, except to the extent that no Material Adverse Effect would reasonably be expected to result therefrom, (B) result in any violation of or conflict with the provisions of the Organizational Documents, (C) result in the violation of any material Applicable Law or (D) result in the violation of any judgment, order, rule, regulation or decree of any Governmental Authority. No consent, approval, permit (including Permit), authorization or order of, or registration or filing with any Governmental Authority or other party or Person is required for the execution, delivery and performance of any of the Loan Documents or for the consummation by the Borrower and its Subsidiaries of the transactions contemplated hereby or thereby, except 34 141540134 for (a) such registrations and filings contemplated by the Security Agreement, (b) as have been obtained or made prior to the Agreement Date or (c) the failure of which to obtain or make would not reasonably be expected to result in a Material Adverse Effect. The Borrower and its Subsidiaries party thereto have the power and authority to enter into the Loan Documents and to consummate the transactions contemplated under the Loan Documents. (j) set forth on Names; Trade Names and Styles. The name of each Loan Party Obligor Section 1(b) of the Fourth Amendment Perfection Certificate is its true, correct and complete legal name as of the Fourth Amendment Date, and no Loan Party Obligor has used any other name at any time in the past five years prior to the Fourth Amendment Date, or at any time will use any other name, in any tax filing made in any jurisdiction. Listed in Section 1(b) of the Fourth Amendment Perfection Certificate are all prior names used by each Loan Party Obligor at any time in the past five years prior to the Fourth Amendment Date and all of the present and prior trade names used by any Loan Party Obligor at any time in the past five years prior to the Fourth Amendment Date. (k) Necessary Permits and Documents; Compliance with Laws and Orders. The Borrower and each of its Subsidiaries holds or has applied for, and is operating in good standing and in compliance in all material respects with, all franchises, grants, authorizations, licenses, permits (including Permits), easements, consents, certificates and orders of any Governmental Authority required for the conduct of its business (collectively, “Necessary Documents”). All Necessary Documents are valid and in full force and effect. Neither the Borrower nor any of its Subsidiaries has (i) received written notice of any revocation or modification of any of the Necessary Documents and (ii) any reason to believe that any of the Necessary Documents will not be renewed in the Ordinary Course of Business (or will be voided, revoked or withdrawn). Each of the Borrower and its Subsidiaries are in compliance in all material respects with all applicable federal, state, local and foreign laws, regulations, orders and decrees applicable to the conduct of its business. (l) Marketable Title; Valid Leases. The Borrower and its Subsidiaries have good and marketable title to all of their assets free and clear of all Liens except Permitted Liens. To Borrower’s and its Subsidiaries’ knowledge, except as could not reasonably be expected to have a Material Adverse Effect, the property held under lease by the Borrower or any Subsidiary is held under valid, subsisting and enforceable leases with only such exceptions with respect to any particular lease as do not interfere in any material respect with the conduct of the business of the Borrower or any Subsidiary. (m)Intellectual Property. Other than as disclosed in any Paragraph IV Certification made in connection with a new drug application, the Borrower and its Subsidiaries own or, where a license is required, have the right to use pursuant to a valid and enforceable written license, implied license or other legally enforceable right, all of the Intellectual Property (as defined below) that they have publicly described as being owned or licensed by them (the “Company IP”) or, to the knowledge of the Borrower and its Subsidiaries, that is necessary for the conduct of their business as currently 35 141540134 conducted (the “IP”). To the knowledge of the Borrower and its Subsidiaries, other than as disclosed in any Paragraph IV Certification made in connection with a new drug application, the Company IP that is registered with or issued by a Governmental Authority is enforceable; there is no outstanding, pending or, to the knowledge of the Borrower and its Subsidiaries, threatened in writing action, suit, other proceeding or claim by any third person challenging or contesting the validity, scope, use, ownership, enforceability, or other rights of the Borrower or any Subsidiary in or to any Company IP and neither the Borrower nor any Subsidiary has received any written notice regarding, any such action, suit, or other proceeding. Each Loan Party owns or has, and will at all times continue to own or have, the valid right to use all material patents, trademarks, copyrights, software, computer programs, equipment designs, network designs, equipment configurations, technology and other Intellectual Property used, marketed and sold in such Loan Party's business, and each Loan Party is in compliance, and will continue at all times to comply, in all material respects with all licenses, user agreements and other such agreements regarding the use of Intellectual Property. To the knowledge of the Borrower, other than as disclosed in any Paragraph IV Certification made in connection with a new drug application, neither the Borrower nor any Subsidiary has infringed or misappropriated any material rights of others. There is no pending or, to the knowledge of Borrower or any of its Subsidiaries, threatened in writing action, suit, other proceeding or claim by others that the Borrower or any Subsidiary infringes upon, violates or uses the Intellectual Property rights of others without authorization, and neither the Borrower nor any Subsidiary has received any written notice regarding, any such action, suit, other proceeding or claim. Except as set forth on Schedule 3.1(m), neither the Borrower nor any Subsidiary is a party to or bound by any material licenses with respect to IP other than licenses for computer software acquired in the Ordinary Course of Business. Except as set forth in Section 4 of the Fourth Amendment Perfection Certificate or the Post-Fourth Amendment Perfection Certificate, as applicable, none of the Intellectual Property owned by any Loan Party Obligor is the subject of any licensing or franchise agreement pursuant to which such Loan Party Obligor is the licensor or franchisor. No Loan Party Obligor owns any Intellectual Property, except as set forth in Section 4 of the Fourth Amendment Perfection Certificate or the Post-Fourth Amendment Perfection Certificate, as applicable. The term “Intellectual Property” as used herein means (i) all patents, patent applications, patent disclosures and inventions (whether patentable or unpatentable and whether or not reduced to practice), (ii) all trademarks, service marks, trade dress, trade names, slogans, logos, and corporate names and Internet domain names, together with all of the goodwill associated with each of the foregoing, (iii) copyrights, copyrightable works, and licenses, (iv) registrations and applications for registration for any of the foregoing, (v) computer software (including but not limited to source code and object code), data, databases, and documentation thereof, (vi) trade secrets and other confidential information, (vii) other intellectual property, and (viii) copies and tangible embodiments of the foregoing (in whatever form and medium). (n) Compliance with Organizational Documents and Material Agreements. Neither the Borrower nor any of its Subsidiaries is (i) in violation of the Organizational Documents, or (ii) except as could not reasonably be expected to have a Material Adverse Effect, in breach of or otherwise in default under any agreement under which it may be bound, or to which any of its assets is subject. 36 141540134

(o) Tax Matters.All federal and state income and franchise and all other material Tax returns, reports and statements (collectively, the “Tax Returns”) required to be filed by any Tax Affiliates or extensions have been timely filed with the appropriate Governmental Authorities, all such Tax Returns are true, correct and complete in all material respects, and all Taxes, assessments and other governmental charges and impositions reflected therein and all other material Taxes, assessments and other governmental charges otherwise due and payable have been paid prior to the date on which any liability may be added thereto for non-payment thereof; except that a Tax Affiliate may defer payment of any contested taxes; provided, that such Tax Affiliate (a) in good faith contests its obligation to pay such Taxes by appropriate proceedings promptly and diligently instituted and conducted, (b) notifies the Secured Parties in writing of the commencement of, and any material development in, the proceedings, (c) posts bonds or takes any other steps required to keep the contested taxes from becoming a Lien upon any of the Collateral and (d) maintains adequate reserves therefor in conformity with GAAP. As of the Fourth Amendment Date, no income or franchise Tax Return or other material Tax Return of the Borrower or any other Tax Affiliate is under audit by any Governmental Authority, and no Tax Affiliate has received written notice from any Governmental Authority of any audit or examination or any assertion of any material claim for Taxes. No Loan Party is otherwise aware of any claims or adjustments proposed for any prior tax years that could result in additional taxes becoming due and payable by any Tax Affiliate. No Tax Affiliate has participated in a “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b) or has been a member of an affiliated, combined or unitary group other than the group of which a Tax Affiliate is the common parent. (p) Retaining Rights to Develop, License, Market and Sell Services. Other than as set forth in Schedule 3.1(p), neither the Borrower nor any Subsidiary has granted rights to develop, license, market or sell its services to any other Person, and are not bound by any agreement that affects the exclusive right of the Borrower or any Subsidiary to develop, license, market or sell its services. (q) Governmental, Law and Authorizations Compliance.Other than as set forth in Schedule 3.1(q), each of the Borrower and its Subsidiaries: (A) is, and will continue at all times to be, in compliance with all Applicable Laws (including those relating to the ownership of real or personal property, the conduct and licensing of each Loan Party's business, the payment and withholding of Taxes, ERISA and other employee matters, and safety and environmental matters) in all material respects; (B) has not received any warning letter or other correspondence or notice from any Governmental Authority alleging or asserting noncompliance with any Applicable Laws or any licenses, certificates, approvals, clearances, authorizations, permits and supplements or amendments thereto required in connection with the business of the Borrower or its Subsidiaries by any Applicable Laws (together, the “Authorizations”); (C) possesses and complies in all material respects with the Authorizations, which are valid and in full force and effect (other than those Authorizations for which applications have been submitted but which have not yet been issued), in each case of this clause (C), except as would not reasonably be expected to result in a Material Adverse Effect; (D) has not received written notice that any Governmental Authority has taken, is taking or intends to take 37 141540134 action to limit, suspend, modify or revoke any Authorization; (E) has filed, obtained, maintained or submitted all reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations as and when required, except, in each case of this clause (E), as would not reasonably be expected to result in a Material Adverse Effect. No Loan Party has received written notice of default or violation, or is in default or violation, with respect to any judgment, order, writ, injunction, decree, demand or assessment issued by any court or any federal, state, local, municipal or other Governmental Authority relating to any aspect of any Loan Party's business, affairs, properties or assets. No Loan Party has received written notice of or been charged with, or is, to the knowledge of any Loan Party, under investigation with respect to, any violation in any material respect of any provision of any Applicable Law. (r) Financial Statements and Reports. All financial statements included in the SEC Reports, or delivered to the Secured Parties by or on behalf of any Loan Party, have been, and at all times will be, prepared in conformity with GAAP and fairly present in all material respects the financial condition, results of operations and cash flows of the Loan Parties covered thereby, at the times and for the periods therein stated. (s) ERISA; Employee Benefit Plans; Pension Contribution. (i) To the knowledge of the Borrower and its Subsidiaries, no “prohibited transaction” as defined under Section 406 of ERISA or Section 4975 of the Code that is not exempt under ERISA Section 408 or Section 4975 of the Code, under any applicable regulations and published interpretations thereunder or under any applicable prohibited transaction, individual or class exemption issued by the Department of Labor, has occurred with respect to any Employee Benefit Plan, except as for such transaction that would not reasonably be expected to have a Material Adverse Effect, (ii) at no time within the last seven (7) years has the Borrower or any ERISA Affiliate maintained, sponsored, participated in, contributed to or has or had any liability or obligation in respect of any Employee Benefit Plan subject to Section 302 of ERISA, Title IV of ERISA, or Section 412 of the Code or any “multiemployer plan” as defined in Section 3(37) of ERISA, (iii) no Employee Benefit Plan represents any current or future liability for retiree health, life insurance, or other retiree welfare benefits except as may be required by the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, or similar state law, (iv) each Employee Benefit Plan is and has been operated in compliance in all material respects with its terms and all Applicable Laws, including but not limited to ERISA and the Code, (v) no event has occurred (including a “reportable event” as such term is defined in Section 4043 of ERISA) and no condition exists that would subject the Borrower to any tax, fine, lien, penalty or liability imposed by ERISA, the Code or other Applicable Law, except for any such tax, fine, lien, penalty or liability that would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect and (vi) the Borrower does not have any obligations under any collective bargaining agreement. Each Employee Benefit Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other Applicable Laws. Each Employee Benefit Plan that is intended to be a qualified plan under Section 401(a) of the Code has received a favorable determination letter or opinion letter from the IRS to the effect that the form of such Employee Benefit Plan is qualified under Section 401(a) of the Code and the trust 38 141540134 related thereto has been determined by the IRS to be exempt from federal income tax under Section 501(a) of the Code, or an application for such a letter is currently being processed by the IRS. To the knowledge of any Loan Party, nothing has occurred that would prevent or cause the loss of such tax-qualified status. There are no pending or, to the best knowledge of any Loan Party, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Employee Benefit Plan that could reasonably be expected to result in liabilities individually or in the aggregate in excess of $50,000 of any Loan Party. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Employee Benefit Plan that has resulted or could reasonably be expected to result in liabilities individually or in the aggregate of any Loan Party in excess of $50,000. No ERISA Event has occurred, and no Loan Party is aware of any fact, event or circumstance that could reasonably be expected to constitute or result in an ERISA Event with respect to any Pension Plan, in each case that could reasonably be expected to result in liabilities individually or in the aggregate in excess of $50,000. Each Loan Party and each ERISA Affiliate has met all applicable requirements under the Pension Funding Rules in respect of each Pension Plan, and no waiver of the minimum funding standards under the Pension Funding Rules has been applied for or obtained, in each case except as could not reasonably be expected to result in liabilities individually or in the aggregate to the Loan Parties in excess of $50,000. As of the most recent valuation date for any Pension Plan, the funding target attainment percentage (as defined in Section 430(d)(2) of the Code) is sixty (60%) or higher and no Loan Party knows of any facts or circumstances that could reasonably be expected to cause the funding target attainment percentage for any such plan to drop below sixty (60%) as of the most recent valuation date. No Loan Party or any ERISA Affiliate has incurred any liability to the PBGC other than for the payment of premiums, and there are no premium payments which have become due that are unpaid, except as could not reasonably be expected to result in liabilities individually or in the aggregate to the Loan Parties in excess of $50,000. No Loan Party or any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or Section 4212(c) of ERISA except as could not reasonably be expected to result in liabilities individually or in the aggregate to the Loan Parties in excess of $50,000. No Pension Plan has been terminated by the plan administrator thereof or by the PBGC, and no event or circumstance has occurred or exists that could reasonably be expected to cause the PBGC to institute proceedings under Title IV of ERISA to terminate any Pension Plan, except as could not reasonably be expected to result in liabilities individually or in the aggregate to the Loan Parties in excess of $50,000. As used in this clause (s), “Employee Benefit Plan” means any “employee benefit plan” within the meaning of Section 3(3) of ERISA (including a Pension Plan), and all Stock purchase, Stock option, Stock-based severance, employment, change-in-control, medical, disability, fringe benefit, bonus, incentive, deferred compensation, employee loan and all other employee benefit plans, agreements, programs, policies or other arrangements, whether or not subject to ERISA, under which (A) any current or former employee, director or independent contractor of the Borrower or any of its Subsidiaries has any present or future right to benefits and which are contributed to, sponsored by or maintained by the Borrower or any of its respective Subsidiaries, (B) the Borrower or any of its Subsidiaries has had or has any present or future obligation or liability on behalf of 39 141540134 any such employee, director or independent contractor; “ERISA” means the Employee Retirement Income Security Act of 1974, as amended; and “ERISA Affiliate” means any member of the Borrower’s controlled group as defined in Code Section 414 (b), (c), (m) or (o). (t) Borro wer ’s S ubsi diaries .The Borrower’s Subsidiaries are set forth in Schedule 3.1(t). (u) Compliance with Health Care Laws. Other than as set forth in Schedule 3.1(u), each of Borrower and its Subsidiaries is in compliance in all material respects with all Health Care Laws applicable to it, its assets, business or operations. (v) Health Care Permits.Each of Borrower and its Subsidiaries holds all Health Care Permits necessary for it to own, lease, sublease or operate its assets or to conduct its business or operations as presently conducted. All such Health Care Permits are in full force and effect and there is and has been no default under, violation of, or other noncompliance with the terms and conditions of any such Health Care Permit, except as would not reasonably be expected to result in a Material Adverse Effect. No Governmental Authority has taken, or to the knowledge of Borrower or any of its Subsidiaries intends to take, action to suspend, revoke, terminate, place on probation, materially restrict or not renew any material Health Care Permit of Borrower or any of its Subsidiaries. (w) Title to Collateral; Third Party Locations; Permitted Liens. Each Loan Party Obligor has, and at all times will continue to have, good and marketable title to all of the Collateral. The Collateral now is, and at all times will remain, free and clear of any and all Liens, except for Permitted Liens. The Collateral Agent (for the benefit of the Secured Parties) now has, and will at all times continue to have, a first-priority (subject only to Liens of the type set forth in clause (i) of the definition of “Permitted Liens”) perfected and enforceable security interest and Lien in all of the Term Loan Priority Collateral, and a second-priority (or, after the Payment in Full (as defined in the Intercreditor Agreement) of the ABL Priority Debt (as defined in the Intercreditor Agreement, a first-priority) (subject only to Liens of the type set forth in clause (i) of the definition of “Permitted Liens”) perfected and enforceable security interest and Lien in all of the ABL Priority Collateral, and each Loan Party Obligor will at all times defend the Collateral Agent and the Collateral against all claims of others. Except as otherwise disclosed in writing to the Secured Parties by the Borrower, none of the Collateral which is Equipment is, or will at any time, be affixed to any real property in such a manner, or with such intent, as to become a fixture. Except for leases or subleases as to which the applicable Loan Party has delivered to the Secured Parties a landlord’s waiver in form and substance reasonably satisfactory to the Required Lenders (unless waived in writing by the Required Lenders in their sole discretion), no Loan Party Obligor is or will be a lessee or sublessee under any real property lease or sublease. Except for warehouses as to which the applicable Loan Party has delivered to the Secured Parties a warehouseman's waiver in form and substance reasonably satisfactory to the Required Lenders (unless waived in writing by the Required Lenders in their sole discretion), no Loan Party Obligor is or will at any time be a bailor of any goods at any warehouse or otherwise. 40 141540134

Prior to causing or permitting any Collateral valued in excess of $50,000 (other than mobile equipment such as laptop computers in the possession of the applicable Loan Party’s employees or agents) to at any time be located upon premises in which any third party (including any landlord, warehouseman, or otherwise) has an interest, the Borrower shall notify the Secured Parties and the applicable Loan Party Obligor shall cause each such third party to execute and deliver to the Secured Parties, in form and substance reasonably acceptable to the Required Lenders, such waivers, collateral access agreements, and subordinations as the any Secured Party shall specify, so as to, among other things, ensure that the Secured Parties’ rights and interests in the Collateral are, and will at all times continue to be, superior to the rights and interests of any such third party or Person and that the Secured Parties have access to such Collateral. Each applicable Loan Party Obligor will keep at all times in full force and effect, and will comply at all times with all the terms of, any lease of real property where any of the Collateral now or in the future may be located. (x) Health Care Proceedings, Audits and Permits. Other than as set forth on Schedule 3.1(x), there are no pending (or, to the knowledge of Borrower, threatened in writing) audits, actions, hearings or proceedings (collectively, “Proceedings”) against or affecting Borrower or any of its Subsidiaries relating to any actual or alleged non-compliance with any Health Care Law. There exist no restrictions, deficiencies, required plans of correction or other such remedial measures with respect to any material Health Care Permit of Borrower or any of its Subsidiaries. (y) ABL Debt and ABL Documents. The Borrower has furnished the Secured Parties with a true, correct and complete copy of each of the ABL Documents (in each case, including all certificates, schedules, exhibits, annexes, amendments, restatements, supplements, modifications, waivers, consents, extensions, forbearances, assignments and all other reports, notices, agreements, instruments and documents delivered pursuant thereto or in connection therewith). No statement, representation, warranty or certification made in any of the ABL Documents by the Borrower or any other Loan Party or, to the Loan Parties’ knowledge, any other Person, contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they are made, not misleading in any material respect as of the time that such statement, representation, warranty or certification is made (or deemed made). Each of the representations, warranties and certifications of the Loan Parties set forth in each of the ABL Documents are true, correct and complete in all material respects (without giving effect to any double materiality). No portion of the ABL Debt is, or at any time shall be, (i) secured by any assets of any of the Loan Parties or any other Person or any Stock issued by any of the Loan Parties or any other Person (except to the extent expressly permitted by the Intercreditor Agreement) or (ii) guaranteed by any Person (except to the extent expressly permitted by the Intercreditor Agreement). The provisions of the Intercreditor Agreement are enforceable against each of the “ABL Lender Parties” (as defined in the Intercreditor Agreement) and each other holder of the ABL Debt, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. The Borrower and each other 41 141540134

Loan Party acknowledges that the Collateral Agent and the Lenders are entering into the Fourth Amendment and the other Loan Documents and continuing to allow the Loans to remain outstanding in reliance upon the Intercreditor Agreement and this Section 3.1(y). (z) Electronic Chattel Paper.To the extent that any Loan Party Obligor obtains or maintains any Electronic Chattel Paper, such Loan Party Obligor shall at all times create, store and assign the record or records comprising the Electronic Chattel Paper in such a manner that (a) a single authoritative copy of the record or records exists which is unique, identifiable and except as otherwise provided below, unalterable, (b) the authoritative copy identifies the Collateral Agent (for the benefit of the Secured Parties) as the assignee of the record or records, (c) the authoritative copy is communicated to and maintained by the Collateral Agent or its designated custodian (for the benefit of the Secured Parties), (d) copies or revisions that add or change an identified assignee of the authoritative copy can only be made with the participation of the Collateral Agent, (e) each copy of the authoritative copy and any copy of a copy is readily identifiable as a copy that is not the authoritative copy and (f) any revision of the authoritative copy is readily identifiable as an authorized or unauthorized revision. (aa) Capitalization; Investment Property. (i) No Loan Party, directly or indirectly, owns, or shall at any time own, any capital stock or other Stock of any other Person except as set forth in Sections 1(f) and 1(g) of the Fourth Amendment Perfection Certificate, which Sections list all Investment Property owned by each Loan Party. (ii) None of the Pledged Equity has been issued or otherwise transferred in violation of the Securities Act, or other Applicable Laws of any jurisdiction to which such issuance or transfer may be subject. The Pledged Equity pledged by each Loan Party Obligor under the Loan Documents constitutes all of the issued and outstanding Stock of each Issuer owned by such Loan Party Obligor. (iii) All of the Pledged Equity has been duly and validly issued and is fully paid and non-assessable, and the holders thereof are not entitled to any preemptive, first refusal or other similar rights. There are no outstanding options, warrants or similar agreements, documents, or instruments with respect to any of the Pledged Equity. (iv) Each Loan Party Obligor has caused each Issuer to amend or otherwise modify its Organizational Documents, books, records, and related agreements, documents and instruments, as applicable, to reflect the rights and interests of the Collateral Agent (for the benefit of the Secured Parties) under the Security Agreement and the other Loan Documents, and to the extent required to enable and empower the Collateral Agent and the other Secured Parties to exercise and enforce its and their rights and remedies under the Loan Documents in respect of the Pledged Equity and other Investment Property. 42 141540134

(v) Each Loan Party Obligor will take any and all actions reasonably requested by any Secured Party, from time to time, to (i) cause the Collateral Agent (for the benefit of the Secured Parties) to obtain exclusive control of any Investment Property in a manner reasonably acceptable to the Collateral Agent and the Required Lenders and (ii) obtain from any Issuers and such other Persons as the Collateral Agent or the Required Lenders shall specify, for the benefit of the Collateral Agent and the other Secured Parties, written confirmation of the Collateral Agent's (for the benefit of the Secured Parties) exclusive control over such Investment Property and take such other actions as the Collateral Agent may request to perfect the Collateral Agent's (for the benefit of the Secured Parties) security interest and Lien in any Investment Property. For purposes of this Section 3.1(aa), the Collateral Agent (for the benefit of the Secured Parties) shall have exclusive control of Investment Property if (A) pursuant to Section 5.5 of the Security Agreement and the other applicable provisions of the Security Agreement, such Investment Property consists of certificated securities and the applicable Loan Party Obligor delivers such certificated securities to the Collateral Agent (with all appropriate endorsements and transfer forms executed and delivered in blank), (B) such Investment Property consists of uncertificated securities and either (x) the applicable Loan Party Obligor delivers such uncertificated securities to the Collateral Agent or (y) the Issuer thereof agrees, pursuant to documentation in form and substance reasonably satisfactory to the Collateral Agent and the Required Lenders, that it will comply with instructions originated by the Collateral Agent without further consent by the applicable Loan Party Obligor and (C) such Investment Property consists of security entitlements and either (x) the Collateral Agent (for the benefit of the Secured Parties) becomes the entitlement holder thereof or (y) the appropriate securities intermediary agrees, pursuant to documentation in form and substance reasonably satisfactory to the Collateral Agent and the Required Lenders, that it will comply with entitlement orders originated by the Collateral Agent without further consent by the applicable Loan Party Obligor. Each Loan Party Obligor that is a limited liability company or a partnership hereby represents, warrants and covenants that it has not, and at no time will, elect pursuant to the provisions of Section 8-103 of the UCC to provide that its equity interests or other Stock are securities governed by Article 8 of the UCC. (vi) No Loan Party owns, or has any present intention of acquiring, any "margin security" or any "margin stock" within the meaning of Regulations T, U or X of the Board of Governors of the Federal Reserve System (herein called "margin security" and "margin stock"). None of the proceeds of the Loans or Notes will be used, directly or indirectly, for the purpose of purchasing or carrying, or for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry, any margin security or margin stock or for any other purpose which might constitute the transactions contemplated hereby a "purpose credit" within the meaning of said Regulations T, U or X, or cause this Agreement to violate any other regulation of the Board of Governors of the Federal Reserve System or the Exchange Act, or any rules or regulations promulgated under such statutes. 43 141540134

(vii) No Loan Party Obligor shall vote to enable, or take any other action to cause or to permit, any Issuer (other than the Borrower) to issue any equity interests or other Stock of any nature, or to issue any other securities or interests convertible into or granting the right to purchase or exchange for any equity interests or other Stock of any nature of any Issuer. (viii) The Borrower shall not, and shall not permit any of its Subsidiaries to, take, or fail to take, any action that would in any manner impair the value or the enforceability of the Collateral Agent's Lien on any of the Investment Property, or any of the Collateral Agent's or other Secured Party’s rights or remedies under this Agreement or any other Loan Document with respect to any of the Investment Property. (ix) In the case of any Loan Party Obligor which is an Issuer, such Issuer agrees that the terms of Section 6.3 of the Security Agreement shall apply to such Loan Party Obligor with respect to all actions that may be required of it pursuant to such Section 6.3 regarding the Investment Property issued by it. (x)Each Loan Party Obligor has made all capital contributions heretofore required to be made to the respective Issuer in respect of any Investment Property constituting limited liability company interests and no additional capital contributions are required to be made in respect of the respective limited liability company interests. (bb) Commercial Tort Claims. No Loan Party Obligor has any Commercial Tort Claim with a value in excess of Fifty Thousand Dollars ($50,000.00) pending other than those listed in Section 2 of the Fourth Amendment Perfection Certificate or the Post-Fourth Amendment Perfection Certificate, as applicable, and each Loan Party Obligor shall promptly (but in any case, no later than five Business Days thereafter) notify the Secured Parties in writing upon incurring or otherwise obtaining a Commercial Tort Claim after the date hereof against any third party. Such notice shall constitute such Loan Party Obligor's authorization to amend such Section 2 of the Fourth Amendment Perfection Certificate or the Post-Fourth Amendment Perfection Certificate, as applicable, to add such Commercial Tort Claim and shall automatically be deemed to amend such Section 2 of the Fourth Amendment Perfection Certificate or the Post-Fourth Amendment Perfection Certificate, as applicable to include such Commercial Tort Claim. (cc)Jurisdiction of Organization; Location of Collateral.Section 1(c) and Section 1(d) of the Fourth Amendment Perfection Certificate or the Post-Fourth Amendment Perfection Certificate, as applicable set forth (i) each place of business of each Loan Party Obligor (including its chief executive office), (ii) all locations where all Inventory, Equipment, and other Collateral owned by each Loan Party Obligor is kept and (iii) whether each such Collateral location and place of business (including each Loan Party Obligor's chief executive office) is owned by a Loan Party or leased (and if leased, specifies the complete name and notice address of each lessor). No Collateral is located outside the United States or in the possession of any lessor, bailee, warehouseman or consignee, except as expressly indicated in Section 1(c) and Section 1(d) of the Fourth 44 141540134

Amendment Perfection Certificate or the Post-Fourth Amendment Perfection Certificate, as applicable. Each Loan Party Obligor will give the Secured Parties at least thirty (30) days' prior written notice before changing its jurisdiction of organization, opening any additional place of business, changing its chief executive office or the location of its books and records, or moving any of the Collateral to a location other than one of the locations set forth in Section 1(c) and Section 1(d) of the Fourth Amendment Perfection Certificate or the Post-Fourth Amendment Perfection Certificate, as applicable, and will execute and deliver all Financing Statements, landlord waivers, collateral access agreements, mortgages, and all other agreements, instruments and documents which any Secured Party shall require in connection therewith prior to making such change, all in form and substance reasonably satisfactory to the Secured Parties. Without the prior written consent of the Collateral Agent and the Lenders, no Loan Party Obligor will at any time (i) change its jurisdiction of organization or (ii) allow any Collateral to be located outside of the continental United States of America. (dd) Section 1(e) of the Fourth Amendment Perfection Certificate discloses all claims, proceedings, litigation or investigations pending or (to the best of each Loan Party Obligor's knowledge) threatened against any Loan Party as of the Fourth Amendment Date. There is no claim, suit, litigation, proceeding or investigation pending or (to the best of each Loan Party Obligor's knowledge) threatened by or against or affecting any Loan Party in any court or before any Governmental Authority (or any basis therefor known to any Loan Party Obligor) which could reasonably be expected to result, either separately or in the aggregate, in liability in excess of $500,000 for the Loan Parties, in any Material Adverse Effect, or in any material impairment in the ability of any Loan Party to carry on its business in substantially the same manner as it is now being conducted. (ee) Material Contracts. Except as expressly disclosed in Section 1(h) of the Fourth Amendment Perfection Certificate, no Loan Party is (i) a party to any contract which has had or could reasonably be expected to have a Material Adverse Effect or (ii) in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in (A) any contract to which it is a party or by which any of its assets or properties is bound, which default, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect or result in liabilities in excess of $500,000 or (B) any Material Contract. Except for the contracts and other agreements listed in Section 1(h) of the Fourth Amendment Perfection Certificate, no Loan Party is party, as of the Fourth Amendment Date, to any (1) employment agreements covering the management of any Loan Party, (2) collective bargaining agreements or other labor agreements covering any employees of any Loan Party, (3) agreements for managerial, consulting or similar services to which any Loan Party is a party or by which it is bound, (4) agreements regarding any Loan Party, its assets or operations or any investment therein to which any of its equity holders is a party, (5) patent licenses, trademark licenses, copyright licenses or other lease or license agreements to which any Loan Party is a party, either as lessor or lessee, or as licensor or licensee, (6) distribution, marketing or supply agreements to which any Loan Party is a party, (7) customer agreements to which any Loan Party is a party (in each case with respect to any contract of the type described in the preceding clauses (1), (3), (4), (5), (6) 45 141540134 and (7) requiring payments of more than $500,000 in the aggregate in any Fiscal Year), (8) partnership agreements to which any Loan Party is a partner, limited liability company agreements to which any Loan Party is a member or manager, or joint venture agreements to which any Loan Party is a party, (9) real estate leases, or (10) any other contract to which any Loan Party is a party, in each case with respect to this clause (10) the breach, nonperformance or cancellation of which, could reasonably be expected to have a Material Adverse Effect (each such contract and agreement, described in the preceding clauses (1) to (10), a "Material Contract"). (ff) No Material Adverse Change. Since December 31, 2018, no event has occurred which has had, or could reasonably be expected to have, a Material Adverse Effect on any Loan Party. (gg) Full Disclosure. Excluding projections and other forward-looking information, pro forma financial information and information of a general economic or industry nature, no report, notice, certificate, information or other statement delivered or made (including, in electronic form) by or on behalf of any Loan Party, any Other Obligor or any of their respective Affiliates to any Secured Party in connection with this Agreement or any other Loan Document contains or will at any time contain any untrue statement of a material fact, or omits or will at any time omit to state any material fact necessary to make any statements contained herein or therein not misleading in light of the circumstances in which they were made. Except for matters of a general economic or political nature which do not affect any Loan Party or any Other Obligor uniquely, there is no fact presently known to any Loan Party Obligor which has not been disclosed to the Collateral Agent and the Lenders, which has had or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Any projections and other forward-looking information and pro forma financial information contained in such materials were prepared in good faith based upon assumptions that were believed by such Loan Party to be reasonable at the time prepared and at the time furnished in light of conditions and facts then known (it being recognized that such projections and other forward-looking information and pro forma financial information are not to be viewed as facts and that actual results during the period or periods covered by any such projections or information may differ from the projected results, and such differences may be material). (hh) Sensitive Payments. No Loan Party (i) has made or will at any time make any contributions, payments or gifts to or for the private use of any governmental official, employee or agent where either the payment or the purpose of such contribution, payment or gift is illegal under the applicable laws of the United States or the jurisdiction in which made or any other applicable jurisdiction, (ii) has established or maintained or will at any time establish or maintain any unrecorded fund or asset for any purpose or made any false or artificial entries on its books, (iii) has made or will at any time make any payments to any Person with the intention that any part of such payment was to be used for any purpose other than that described in the documents supporting the payment or (iv) has engaged in or will at any time engage in any "trading with the enemy" or other transactions violating any rules or regulations of the Office of Foreign Assets Control or any similar applicable laws, rules or regulations. 46 141540134

(ii) Access to Collateral, Books and Records. At reasonable times and upon reasonable prior notice, each Secured Party and its representatives and agents shall have the right to inspect the Collateral and to examine and copy each Loan Party's books and records. Each Loan Party Obligor agrees to give the Collateral Agent access to any or all of such Loan Party Obligor's, and each of its Subsidiaries', premises to enable each Secured Party to conduct such inspections and examinations. Such inspections and examinations shall be at the Loan Party Obligors’ sole expense and the charge therefor shall be $1,200 per person per day (or such higher amount as shall represent such Secured Party’s then current standard charge), plus out-of-pocket expenses. Each Secured Party may, at the Loan Party Obligors’ sole expense, use each Loan Party's personnel, computer and other equipment, programs, printed output and computer readable media, supplies and premises for the collection, sale or other disposition of Collateral to the extent such Secured Party, in its sole discretion, deems appropriate. Each Loan Party Obligor hereby irrevocably authorizes all accountants and third parties to disclose and deliver to the Secured Parties, at the Loan Party Obligors’ sole expense, all financial information, books and records, work papers, management reports and other information in their possession regarding the Loan Parties. Without limiting the foregoing, each Loan Party Obligor hereby authorizes the Collateral Agent and each other Secured Party as an "authorized user" under its third party logistics arrangements with SPS (or any replacement thereof) and agrees that the Collateral Agent and such other Secured Parties shall have all powers and access rights incidental thereto, in each case to take such actions as may be necessary for the Collateral Agent and such other Secured Parties to view all activities and reports through any applicable portal associated with such third party logistics and related services. In furtherance of the foregoing authorization, each Loan Party Obligor will, and will cause each Subsidiary to, execute and deliver, or cause to be executed and delivered, to the Secured Parties such documents, agreements and instruments, and will take or cause to be taken such further actions for which any Secured Party may, from time to time, reasonably request to become an "authorized user" in respect of such portal, all in form and substance reasonably satisfactory to such Secured Party and at the sole expense of the Loan Party Obligors. (jj) Interrelated Business.Loan Parties make up a related organization of various entities constituting a single economic and business enterprise so that Loan Parties share an identity of interests such that any benefit received by any one of them benefits the others. From time to time each of the Loan Parties may render services to or for the benefit of the other Loan Parties, purchase or sell and supply goods to or from or for the benefit of the others, make loans, advances and provide other financial accommodations to or for the benefit of the other Loan Parties (including inter alia, the payment by such Loan Parties of creditors of the other Loan Parties and guarantees by such Loan Parties of indebtedness of the other Loan Parties and provides administrative, marketing, payroll and management services to or for the benefit of the other Loan Parties). Loan Parties have the same centralized accounting and legal services, certain common officers and directors and generally do not provide stand-alone consolidating financial statements to creditors. (kk) Deposit Accounts and Other Accounts.(i) All Deposit Accounts, Securities Accounts and Commodity Accounts and all other depositary, securities, 47 141540134 commodity and other accounts maintained by each Loan Party Obligor as of the Fourth Amendment Date are described in Section 3 of the Fourth Amendment Perfection Certificate, which description includes for each such account the name of the Loan Party Obligor maintaining the account, the name of the financial institution at which the account is maintained, the account number and the purpose of the account, (ii) the only collection Deposit Accounts, lockbox accounts and Deposit Accounts of the Loan Parties into which proceeds of revolving loans under the ABL Documents are directly funded (or that otherwise would constitute ABL Priority Collateral under the Intercreditor Agreement) are those Deposit Accounts maintained at First Republic Bank (routing number 321081669) with account numbers 800-0189-5342 and 800-0344-6432, (iii) other than those Deposit Accounts specifically referenced in clause (ii) above, all Deposit Accounts and all other depositary and other accounts (including Securities Accounts) of the Loan Parties are Term Priority Deposit Accounts (or, with respect to clause (B) below, Term Priority Collateral) under the Intercreditor Agreement (including (A) all Deposit Accounts maintained at First Republic Bank (routing number 321081669) with account numbers 800-0026-2197 and 800-0013-0444, and (B) the Securities Account maintained at US Bank (routing number 091000022) with account number Neos: CAG4420, and (iv) all Deposit Accounts and all other depositary and other accounts indicated on Section 3 of any Perfection Certificate as a Restricted Account or an Excluded Account (as defined in the Security Agreement) meet at all time the requirements set forth in both the definition of Restricted Account and the definition of Excluded Account (as defined in the Security Agreement). (1) All Deposit Accounts, Securities Accounts and Commodity Accounts and all other depositary, securities, commodity and other accounts (other than Restricted Accounts) of the Loan Party Obligors are subject to a Control Agreement in favor of the Collateral Agent (for the benefit of the Secured Parties) at all times, and (2) the Collateral Agent (for the benefit of the Secured Parties) has (I) “control” (as defined in 8-106 and 9-104 of the UCC) of all such accounts, (II) a first priority security interest and Lien on all of the Term Priority Deposit Accounts and (III) a second priority (or, after the Payment in Full (as defined in the Intercreditor Agreement) of the ABL Priority Debt (as defined in the Intercreditor Agreement), first priority) security interest and Lien on all of the ABL Priority Deposit Accounts. (ll) Insurance. A true, correct and complete listing of all insurance covered by Section 5.1(xvi)(A) as of the Fourth Amendment Date, including issuers, coverages and deductibles, is set forth in Section 5 of the Fourth Amendment Perfection Certificate. (mm) Fair Labor Standards Act. All of the Inventory of each Loan Party has at all times been, and at all times will be, produced only in accordance with the Fair Labor Standards Act of 1938 and all rules, regulations and orders promulgated thereunder. (nn) Accounts and Chattel Paper. (i) All Accounts of any Loan Party Obligor, and all Chattel Paper owned by any Loan Party Obligor, (A) are genuine and in all respects what they purport to be, and (B) arise out of a completed, bona fide and unconditional and non-contingent sale and delivery of goods or rendition of services by a Loan Party Obligor in the Ordinary Course of Business and in accordance with the terms and conditions of all purchase orders, contracts or other documents relating thereto, 48 141540134

(ii) each Account Debtor under each such purchase order, contract and other document had the capacity to contract at the time any purchase order, contract or other document giving rise to such Accounts and Chattel Paper were executed and/or delivered, and (iii) the transactions giving rise to such Accounts and Chattel Paper comply with all Applicable Laws and governmental rules and regulations. (oo) Issuance of Shares. The Conversion Shares issuable upon any conversion of the Notes, and any Principal Payment Shares and Interest Payment Shares issuable pursuant to this Agreement (including Exhibit 2.3) are duly authorized and when issued upon any such conversion or in accordance with Exhibit 2.3, as applicable, will be duly and validly issued, fully paid and non-assessable, free and clear of all Liens imposed by the Borrower, and will not be issued in violation of, or subject to, any preemptive or similar rights of any Person. The Borrower has reserved from its duly authorized capital stock the Conversion Shares issuable pursuant to the Notes (without regard to the 4.985% Cap or the Conversion Cap). (pp) SEC Reports. The Borrower has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date this representation is made (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”). As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. (qq) Exemption from Registration. Neither the Borrower, nor any of its Affiliates, nor any Person acting on its or their behalf, has offered or issued any of the Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D promulgated under the Securities Act). Assuming the accuracy of the Lenders’ representations and warranties set forth in Section 3.3, no registration under the Securities Act is required for the offer and issuance of the Securities by the Borrower to the Lenders as contemplated hereby. The transactions contemplated hereby, including the issuance and sale of the Securities, subject to the Exchange Cap (as defined in the Notes), do not contravene, or require stockholder approval pursuant to, the rules and regulations of NASDAQ. Neither the Borrower, nor any of its Affiliates, nor any Person acting on its behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering and issuance of the Securities to be integrated with prior or contemporaneous offerings by the Borrower (i) for purposes of the Securities Act and which would require the registration of any such securities under the Securities Act, or (ii) for purposes of any applicable stockholder approval provisions of NASDAQ. The Conversion Shares, Principal Payment Shares and Interest Payment Shares have been approved for listing on the Principal Market. 49 141540134

(rr)Certain Fees. No brokerage or finder’s fees or commissions are or will be required to be paid by the Borrower or any of its Affiliates or representatives to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Loan Documents. The Lenders shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 3.1(rr) that may be due in connection with the transactions contemplated by the Loan Documents. (ss) Protective Plans. The Borrower and the Borrower’s board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination or other similar anti-takeover provision under the Borrower’s certificate of incorporation, bylaws or the laws of the State of Delaware that is or could become applicable to any of the Lenders as a result of the transactions contemplated hereby or by the Notes, or any of the other Loan Documents and the Borrower’s fulfilling its obligations with respect hereto and thereto, including the Borrower’s issuance of the Securities. The Borrower has not adopted a stockholders rights plan (or “poison pill”) or similar arrangement relating to accumulations of beneficial ownership of common stock of the Borrower or a change in control of the Borrower (such a plan or arrangement, a “Rights Plan”), and after the Agreement Date (or any permitted transferee’s) exercise in full of its rights under the Notes or otherwise with respect to any Conversion Shares, Principal Payment Shares or Interest Payment Shares. (tt) Perfection Certificate. The information in each Perfection Certificate is true, correct and complete in all respects. Section 3.2Borrower and other Loan Party Obligors Acknowledgment. The Borrower and each other Loan Party Obligor hereby acknowledges that it has made the representations and warranties referred to in Section 3.1 with the intention of persuading the Collateral Agent and the Lenders to enter into the Loan Documents and that the Collateral Agent and the Lenders have entered into the Loan Documents on the basis of, and in full reliance on, each of such representations and warranties and such representations and warranties shall survive the execution of this Agreement until the Obligations are repaid in full. Section 3.3 Representations and Warranties of the Lenders. Each Lender represents and warrants to the Borrower as of the Agreement Date that: (a) Such Lender is duly organized and validly existing under the laws of the jurisdiction of its formation. (b)Each Loan Document to which it is a party has been duly authorized, executed and delivered by such Lender and constitutes the valid and legally binding obligation of such Lender, enforceable in accordance with its terms, except as such enforceability may be limited by (i) applicable insolvency, bankruptcy, reorganization, moratorium or other similar laws affecting creditors’ rights generally, and (ii) applicable equitable principles (whether considered in a proceeding at law or in equity). 50 141540134

(c) Such Lender has full power and authority to make each Disbursement and to enter into and perform its other obligations under each of the Loan Documents and carry out the other transactions contemplated thereby. (d) Such Lender understands that the Securities are being offered, sold, issued and delivered to it in reliance upon specific provisions of federal and applicable state securities laws, and that the Borrower is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Lenders set forth herein for purposes of qualifying for exemptions from registration under the Securities Act and applicable state securities laws. (e) Such Lender has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the investment in the Securities, and has so evaluated the merits and risks of such investment. (f) Such Lender is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D. (g) Such Lender understands that the Securities will be subject to restrictions on transfer, and bear restrictive legends, as (and only to the extent) set forth in the Notes. ARTICLE 4 CONDITIONS OF DISBURSEMENT Section 4.1 Conditions to the Disbursement. The obligation of the Lenders to make the Disbursement shall be subject to the fulfillment of the following conditions: (a)The Lenders shall have received executed counterparts of the Loan Documents from the Borrower and its Subsidiaries, and the other documents and deliveries set forth on the Closing Checklist attached hereto as Exhibit C; (b) No Event of Default shall have occurred and be continuing; (c) All of the representations and warranties set forth in Section 3.1 shall be true and correct in all material respects (except for representations or warranties which relate to a specific date, in which case such representations and warranties shall have been true and correct in all material respects as of such date); and (d) All existing Indebtedness of Borrower to the Existing Lenders pursuant to the Existing Loan Documents shall be satisfied with the proceeds of the Loans on the Agreement Date. 51 141540134

ARTICLE 5 PARTICULAR COVENANTS AND EVENTS OF DEFAULT Section 5.1Affirmative Covenants.Unless the Required Lenders shall otherwise agree: (i)Maintain Existence and Qualification.The Borrower shall, and shall cause its Subsidiaries to, maintain its existence and qualify and remain qualified to do its business as currently conducted, except for any merger or dissolution of a Subsidiary in accordance with Section 5.2(i) and except where the failure to so qualify would not reasonably be expected to result in a Material Adverse Effect. (ii) Compliance with Laws. The Borrower shall, and shall cause its Subsidiaries to, comply in all material respects with all Applicable Laws. (iii) Authorizations. TheBorrowershall,andshallcauseits Subsidiaries to, obtain and keep in full force and effect all Authorizations, except where the failure to do so would not reasonably be expected to result in a Material Adverse Effect. (iv) Notices of Default, Proceedings, Material Adverse Effect Occurrences, Etc.; Additional Information Requests.The Borrower shall, and shall cause its Subsidiaries to, promptly (but in no case later than the earlier of (y) within three (3) Business Days after the occurrence thereof and (z) such other date that such information is required to be delivered pursuant to this Agreement or any other Loan Document) notify the Secured Parties of the occurrence of (i) any Default or Event of Default (including any noncompliance with any of the financial covenants specified in Section 5.3 or the minimum cash balance specified in Section 5.1(vii)), (ii) any claims, litigation, arbitration, mediation or administrative or regulatory proceedings that are instituted or threatened in writing against the Borrower or any of its Subsidiaries in which an adverse decision would reasonably be expected to result in a Material Adverse Effect, and (iii) any event or the existence of any circumstance that has resulted in, or could reasonably be expected to result in, a Material Adverse Effect. Promptly upon such request, the Borrower shall, and shall cause its Subsidiaries to, provide to the Secured Parties such data and information (financial and otherwise) as any Secured Party, from time to time, may reasonably request, including any information bearing upon or related to the Collateral or each Loan Party's and each Other Obligor's business or financial condition or results of operations. (v) Financial Statements, SEC Reports, Etc. The Borrower will, and will cause its Subsidiaries to, at all times keep, adequate records and books of account with respect to its business activities and the Collateral in which proper entries are made in accordance with GAAP reflecting all its financial transactions. . Promptly (and, in any event, within two (2) Business Days) after the sending or 52 141540134 filing thereof, as the case may be, the Borrower shall, and shall cause its Subsidiaries to, provide to the Secured Parties financial statements, proxy statements or reports which each Loan Party has made available to its stockholders and copies of any regular, periodic and special reports or registration statements which any Loan Party files with the SEC or any Governmental Authority which may be substituted therefor, or any national securities exchange If the Borrower is required to file reports pursuant to Section 13 or 15(d) of the Exchange Act, the Borrower will, and will cause its Subsidiaries to, (I) timely file with the SEC (subject to appropriate extensions made under Rule 12b-25 of the Exchange Act) any annual reports, quarterly reports and other periodic reports required to be filed by Borrower pursuant to Section 13 or 15(d) of the Exchange Act and (II) concurrently with the delivery of such annual and quarterly reports, deliver to the Collateral Agent and the Lenders a Compliance Certificate, indicating whether (i) the Loan Parties are in compliance with each of the financial covenants specified in Section 5.3 and the minimum cash balance specified in Section 5.1(vii), and setting forth a detailed calculation of such covenants, and (ii) any Default or Event of Default is then in existence. Any material information and calculations contained in each Compliance Certificate shall be included with (by inclusion directly in or in an exhibit to) the related annual or quarterly report (as applicable) that is filed with the SEC. The Borrower will, and will cause its Subsidiaries to, provide to the Secured Parties copies of all documents, reports, financial data and other information not available on the SEC EDGAR system and not containing any material non-public information generally prepared in the ordinary course of the Borrower’s business that any Secured Party may reasonably request. If the Borrower is not required to file (and is not voluntarily filing) annual reports, quarterly reports and other periodic reports pursuant to Section 13 or 15(d) of the Exchange Act, the Borrower will, and will cause its Subsidiaries to, provide to the Secured Parties the following items: (A) Annual Financial Statements.Not later than ninety (90) days after the close of each Fiscal Year, unqualified, audited financial statements of the Loan Parties on a consolidated basis as of the end of such Fiscal Year, including balance sheet, income statement, and statement of cash flow for such Fiscal Year, in each case on a consolidated and consolidating basis, certified by a firm of independent certified public accountants of recognized standing selected by the Borrower but acceptable to the Collateral Agent and the Lenders, together with a copy of any management letter issued in connection therewith. Concurrently with the delivery of such financial statements, the Borrower shall deliver to the Collateral Agent and the Lenders a Compliance Certificate, indicating whether (i) the Loan Parties are in compliance with each of the financial covenants specified in Section 5.3 (and the minimum cash balance specified in Section 5.1(vii)), and setting forth a detailed calculation of such covenants, and (ii) any Default or Event of Default is then in existence; and 53 141540134

(B) Interim Financial Statements.Not later than thirty (30) days after the end of each month, commencing with the month ending August 31, 2019, including the last month of each Fiscal Year, unaudited interim financial statements of the Loan Parties on a consolidated basis as of the end of such month and of the portion of such Fiscal Year then elapsed, including balance sheet, income statement, statement of cash flow, and results of their respective operations during such month and the then-elapsed portion of the Fiscal Year, together with comparative figures for the same periods in the immediately preceding Fiscal Year and the corresponding figures from the budget for the Fiscal Year covered by such financial statements, in each case on a consolidated and consolidating basis, certified by the principal financial officer of the Borrower as prepared in accordance with GAAP and fairly presenting the consolidated financial position and results of operations of each Loan Party for such month and period subject only to changes from ordinary course year end audit adjustments and except that such statements need not contain footnotes. Concurrently with the delivery of such financial statements, the Borrower shall deliver to the Collateral Agent and the Lenders a Compliance Certificate, indicating whether (i) the Loan Parties are in compliance with each of the financial covenants specified in Section 5.3 (and the minimum cash balance specified in Section 5.1(vii)), and setting forth a detailed calculation of such covenants, and (ii) any Default or Event of Default is then in existence. All the financial statements covered in this Section 5.1(v) (for the avoidance of doubt, whether or not the Borrower is required to file reports pursuant to Section 13 or 15(d) of the Exchange Act) shall (1) in the case of annual financial statements, contain an unqualified opinion of independent registered public accountants, and (2) not include any explanatory paragraph expressing substantial doubt as to going concern status. (vi) Expense Reimbursement. The Borrower shall, and shall cause the other Loan Party Obligors to, reimburse the Secured Parties on the Agreement Date (and any date of any amendment, restatement, supplement, modification, extension or waiver of (or consent with respect to any departure from) any Loan Document, including the Fourth Amendment Date) for all reasonable documented out-of-pocket costs, fees and expenses, including reasonable documented out-of-pocket attorneys’ fees and expenses, in connection with the negotiation, documentation and closing of this Agreement and the other Loan Documents. (vii) Minimum Cash Balance. The Borrower shall at all times maintain cash on deposit in accounts subject to a Control Agreement in favor of the Collateral Agent (for the benefit of the Secured Parties) of not less than $5,000,000. (viii) ABL Documents, Deliverables and Reports. The Borrower shall, and shall cause its Subsidiaries to, promptly (and, in any event, within two 54 141540134

Business Days) (A) notify each Secured Party of the occurrence of any breaches, defaults or events of default under, and any amendments, restatements, supplements, changes, consents, waivers, forbearances, joinders or other modifications to the ABL Documents or the entering into after the Fourth Amendment Date of any ABL Documents and provide copies of any documentation related to the foregoing, and (B) deliver to each Secured Party true, correct and complete copies of any material notices, documents, instruments, agreements or other material written information provided or received pursuant to, or in connection with, the ABL Facility (including those delivered to the Borrower, any of its Subsidiaries that are guarantors of the Obligations or any of their respective Affiliates by any lender (or any agent of any lender) under the ABL Facility). (ix) Perfection Certificate Updates. The Borrower shall, and shall cause its Subsidiaries to, provide to the legal counsel of the Secured Parties, bi-annually in January and July of each calendar year, a new or updated Post-Fourth Amendment Perfection Certificate, true, correct and complete in all material respects as of the date of delivery, accompanied by a certificate executed by an officer of each Loan Party Obligor and substantially in the form attached as Exhibit A-V to the Fourth Amendment (it being understood and agreed that no such update shall serve to cure or waive any existing Event of Default, including any Event of Default resulting from any failure to provide any such disclosure to a Secured Party on an earlier date or any breach of any earlier made representation and/or warranty). (x) Litigation Cooperation. Should any third-party suit, regulatory action, or any other judicial, administrative, or similar proceeding be instituted by or against the Collateral Agent or any Lender with respect to any Collateral or in any manner relating to any Loan Party, this Agreement, any other Loan Document or the transactions contemplated hereby or thereby, the Borrower shall, and shall cause each of its Subsidiaries to, without expense to any Secured Party, make available each Loan Party, such Loan Party's officers, employees and agents, and any Loan Party's books and records, without charge, to the extent that any Secured Party may deem them reasonably necessary in order to prosecute or defend any such suit or proceeding. (xi) Reservation of Common Stock. On and after the Second Amendment Date, the Borrower shall at all times reserve and keep available, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Borrower to issue Conversion Shares pursuant to the Notes (without regard to the 4.985% Cap or the Conversion Cap). (xii) Blue Sky Filings.The Borrower shall take such action as is reasonably necessary in order to obtain an exemption for, or to qualify the Securities for, issuance and sale to the Lenders under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Lender. 55 141540134

(xiii)Disclosure; No MNPI. At or prior to 5:30 a.m. (New York City time) on the first Business Day following the Fourth Amendment Date, the Borrower shall file one or more Form 8-Ks with the SEC describing the terms of the transactions contemplated by the Fourth Amendment and the ABL Documents and including as exhibits to such Form 8-K the Fourth Amendment (including the schedules and exhibits thereto, and this Agreement, as amended by the Fourth Amendment) and the ABL Documents (such Form 8-K(s), collectively, the “Announcing Form 8-K”). Upon the filing of the Announcing Form 8-K, the Borrower and its Subsidiaries shall have disclosed all material, non-public information (if any) provided or made available to any Secured Party (or any Secured Party’s Affiliates or any of their respective equity holders, officers, directors (or equivalent person), employees, attorneys, accountants, advisors, consultants, agents and/or representatives) by the Borrower or any of its Affiliates of their respective equity holders, officers, directors (or equivalent person), employees, attorneys, accountants, advisors, consultants, agents or representatives in connection with the transactions contemplated by this Amendment, the Loan Documents, the ABL Documents or otherwise on or prior to the Fourth Amendment Date. At or prior to 5:30 a.m. (New York City time) on the first Business Day following the entering into of any other material Loan Document or ABL Document, the Borrower shall file a Form 8-K with the SEC describing the terms of thereof and any other material transactions occurring in connection therewith. Unless required by Applicable Law or a rule of the Principal Market, the Borrower shall not make, and shall cause each of its Subsidiaries to not make, any public announcement regarding the transactions contemplated the Fourth Amendment or the ABL Documents prior to the Fourth Amendment Date. Each Loan Party shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees. Attorneys, representatives and agents to not, provide any Secured Party or any of its Affiliates with any material nonpublic information regarding the Borrower or any of its Subsidiaries from and after the filing of the Announcing Form 8-K with the SEC without the express prior written consent of such Secured Party. Each Loan Party hereby acknowledges and agrees that, notwithstanding the provisions of Section 6.14, no Secured Party (nor any of such Secured Party’s Affiliates, agents or representatives) shall have any duty of trust or confidence with respect to, or any obligation not to trade in any securities while aware of, any material nonpublic information regarding the Borrower (A) provided by, or on behalf of, the Borrower, any of its Subsidiaries, any of their respective Affiliates or any of their respective officers, directors (or equivalent Persons), employees, attorneys, accountants, consultants, representatives or agents, in violation of any of the representations, covenants, provisions or agreements set forth in this Section 5.1(xiii) or (B) otherwise possessed (or continued to be possessed) by any Secured Party (or any Affiliate, agent or representative thereof) as a result of any breach or violation of any representation, covenant, provision or agreement set forth in this Section 5.1(xiii). Subject to the foregoing, no Loan Party shall (and no Loan Party shall permit any of its Subsidiaries to) issue any press releases or any other public statements with respect to the transactions contemplated by any 56 141540134

Loan Document or any ABL Document or disclosing the name of any Secured Party or any of its Affiliates; provided, however, that the Borrower shall be entitled, without the prior approval of any Secured Party, to make any press release or other public disclosure with respect to such transactions (A) in substantial conformity with the Announcing Form 8-K and contemporaneously therewith and (B) as is required by Applicable Law and regulations (provided that each Secured Party shall be consulted by the Borrower in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof). Notwithstanding anything to the contrary herein, in the event that any Loan Party believes that a notice or communication to any Secured Party or any of its Affiliates contains material, nonpublic information relating to any Loan Party, any of its Subsidiaries or Affiliates or any of their respective property or Stock, the Borrower shall so indicate to the Secured Parties contemporaneously with delivery of such notice or communication, and such indication shall provide the Secured Parties the means to refuse to receive such notice or communication; and in the absence of any such indication, the Secured Parties, the other holders of the Securities and their respective Affiliates and representatives shall be allowed to presume that all matters relating to such notice or communication do not constitute material, nonpublic information relating to any Loan Party, any of its Subsidiaries or Affiliates or any of their respective property or Stock. Upon receipt or delivery by any Loan Party or any of its Subsidiaries of any notice in accordance with the terms of the Loan Documents, unless the Borrower has in good faith determined that the matters relating to such notice do not constitute material, nonpublic information relating to any Loan Party or any of its Subsidiaries or its Affiliates or their respective property or Stock, the Loan Parties shall within one Business Day after any such receipt or delivery publicly disclose such material, nonpublic information. In the event of a breach of any of the foregoing covenants by any Loan Party, any of the Subsidiaries or its Affiliates, or any of its or their respective officers, directors (or equivalent Persons), employees, attorneys, accountants, consultants, representatives or agents, in addition to any other remedies provided in the Loan Documents or otherwise available at law or in equity, the Secured Parties shall have the right to make a public disclosure in the form of a press release, public advertisement or otherwise, of the applicable material nonpublic information regarding the Loan Parties, their Subsidiaries, their Affiliates and/or their respective property or Stock without the prior approval by any Loan Party, its Subsidiaries or Affiliates, or any of its or their respective officers, directors (or equivalent Persons), employees, stockholders, attorneys, accountants, consultants, representatives or agents, and no Secured Party (nor any of its Affiliates, agents or representatives) shall have any liability to any Loan Party, any of its Subsidiaries or Affiliates or any of its or their respective officers, directors (or equivalent persons), employees, stockholders, attorneys, accountants, consultants, representatives or agents for any such disclosure. Notwithstanding the foregoing, to the extent the Borrower reasonably and in good faith determines that it is necessary to disclose material non-public information to a Secured Party for purposes relating to any of the Loan Documents (a “Necessary Disclosure”), the 57 141540134

Borrower shall inform counsel to such Secured Party (which shall be Katten Muchin Rosenman LLP (Attn: Mark D. Wood) or such other counsel as shall have been designated in writing by such Secured Party) of such determination without disclosing the applicable material non-public information, and the Borrower and such counsel on behalf of the applicable Secured Party shall endeavor to agree upon a process for making such Necessary Disclosure to the applicable Secured Party or its representatives that is mutually acceptable to such Secured Party and the Borrower (an “Agreed Disclosure Process”). Thereafter, the Borrower shall be permitted to make such Necessary Disclosure (only) in accordance with the Agreed Disclosure Process. (xiv) Reporting. From the Second Amendment Date until the first Business Day on which (A) no Notes are convertible into shares of Common Stock of the Borrower, other than by virtue of the 4.985% Cap thereunder, and (B) the Borrower is not, and will not become (upon the satisfaction of conditions, passage of time or both), entitled to satisfy interest or principal through the issuance of Common Stock (the “Reporting Period”), (A) the Borrower shall timely (without giving effect to any extensions pursuant to Rule 12b-25 of the Exchange Act) file all reports required to be filed with the SEC pursuant to the Exchange Act, and (B) the Borrower shall not take any action that would reasonably be expected to result in the termination of the registration of its Common Stock under the Exchange Act or otherwise terminate its status as an issuer required to file reports under the Exchange Act, even if the securities laws would otherwise permits any such termination. None of such reports, when filed, will contained any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and, without limiting the foregoing, the Net Product Sales reflected in any such reports shall be accurate. All financial statements filed by the Borrower with the SEC during the Reporting Period shall fairly present the consolidated financial position of the Borrower and its Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods presented and shall have been prepared in accordance with U.S. generally accepted accounting principles, consistently applied (subject, in the case of unaudited quarterly financial statements, to normal year-end adjustments that are not material individually or in the aggregate and lack of footnote disclosures). The Borrower shall take all actions necessary to cause its Common Stock to remain listed on the Principal Market during the Reporting Period. The Borrower shall not, and shall cause each of its Subsidiaries not to, take any action that would reasonably be expected to result in the delisting or suspension or termination of trading of the Common Stock of the Borrower on the Principal Market. (xv) Further Assurances. The Borrower shall, and shall cause each of its Subsidiaries to, at the Borrower’s and its Subsidiaries’ own cost and expense, promptly and duly take, execute, acknowledge and deliver (or cause each other applicable Person to take, execute, acknowledge and deliver) all such further acts, 58 141540134 documents, agreements and instruments as any Secured Party may from time to time reasonably request in order to (a) carry out the intent and purposes of the Loan Documents and the transactions contemplated hereby and thereby, (b) establish, create, preserve, protect and perfect a first priority security interest and Lien (subject only to Liens of the type set forth in clause (i) of the definition of “Permitted Liens”) in favor of the Collateral Agent (for the benefit of the Secured Parties) in all the Term Loan Priority Collateral (wherever located) from time to time owned by the Loan Party Obligors and a second priority (or, after the Payment in Full (as defined in the Intercreditor Agreement) of the ABL Priority Debt (as defined in the Intercreditor Agreement), first priority) security interest and Lien (subject only to Liens of the type set forth in clause (i) of the definition of “Permitted Liens”) in favor of the Collateral Agent (for the benefit of the Secured Parties) in all the ABL Priority Collateral (wherever located) from time to time owned by the Loan Party Obligors (including appraisals of real property in compliance with FIRREA), (c) cause the Borrower and each Subsidiary of the Borrower to guaranty (including Guaranty) all of the Obligations, all pursuant to documentation that is in form and substance reasonably satisfactory to the Required Lenders and (d) facilitate the collection of the Collateral. Without limiting the foregoing, each Loan Party Obligor shall, at its own cost and expense, promptly and duly take, execute, acknowledge and deliver (or cause each other applicable Person to take, execute, acknowledge and deliver) to Collateral Agent all promissory notes, security agreements, agreements with landlords, mortgagees and processors and other bailees, subordination and intercreditor agreements and other agreements, instruments and documents, in each case in form and substance reasonably acceptable to the Required Lenders, as any Secured Party may reasonably request from time to time to perfect, protect and maintain the Collateral Agent's (for the benefit of the Secured Parties) security interests and Liens in the Collateral, including the required priority thereof, and to fully carry out the transactions contemplated by the Loan Documents. (xvi) Insurance. (A) The Borrower will, and will cause each of its Subsidiaries to, at all times carry property, liability and other insurance, with insurers reasonably acceptable to the Secured Parties, in such form and amounts, and with such deductibles and other provisions, as the Secured Parties shall reasonably require, but in any event, in such amounts and against such risks as is usually carried by companies engaged in similar business and owning similar properties in the same general areas in which such Loan Party operates, and the Borrower will (and the Borrower will cause each of its Subsidiaries to) provide the Secured Parties with evidence reasonably satisfactory to the Secured Parties that such insurance is, at all times, in full force and effect. Each property insurance policy shall name the Collateral Agent (for the benefit of the Secured Parties) as lender loss payee and mortgagee, if applicable, and shall contain a lender's loss payable endorsement, and a mortgage endorsement, if applicable, and each liability insurance policy shall name the Collateral Agent (for the benefit 59 141540134 of the Secured Parties) as an additional insured, and each business interruption insurance policy shall be collaterally assigned to the Collateral Agent (for the benefit of the Secured Parties), all in form and substance reasonably satisfactory to the Collateral Agent and the Required Lenders. All policies of insurance shall provide that they may not be cancelled or changed without at least thirty (30) days' (or, with respect to nonpayment of premiums, ten (10) days’) prior written notice to the Secured Parties, and shall otherwise be in form and substance reasonably satisfactory to the Collateral Agent and the Required Lenders. The Borrower shall advise the Secured Parties promptly of any policy cancellation, non-renewal, reduction, or material amendment with respect to any insurance policies maintained by any Loan Party or any receipt by any Loan Party of any notice from any insurance carrier regarding any intended or threatened cancellation, non-renewal, reduction or material amendment of any of such policies, and the Borrower shall promptly deliver to the Secured Parties copies of all notices and related documentation received by any Loan Party in connection with the same. (B) The Borrower shall deliver to the Secured Parties no later than fifteen (15) days prior to the expiration of any then current insurance policies, insurance certificates evidencing renewal of all such insurance policies required by this Section 5.1(xvi). The Borrower shall deliver to a Secured Party, upon such Secured Party’s request, certificates and endorsements evidencing such insurance coverage in such form as such Secured Party shall specify. (C) IF ANY LOAN PARTY AT ANY TIME OR TIMES HEREAFTER SHALL FAIL TO OBTAIN OR MAINTAIN ANY OF THE POLICIES OF INSURANCE REQUIRED ABOVE (AND PROVIDE EVIDENCE THEREOF TO THE SECURED PARTIES) OR TO PAY ANY PREMIUM RELATING THERETO, THEN ANY SECURED PARTY, WITHOUT WAIVING OR RELEASING ANY OBLIGATION OR DEFAULT BY ANY LOAN PARTY HEREUNDER, MAY (BUT SHALL BE UNDER NO OBLIGATION TO) OBTAIN AND MAINTAIN SUCH POLICIES OF INSURANCE AND PAY SUCH PREMIUMS AND TAKE SUCH OTHER ACTIONS WITH RESPECT THERETO AS SUCH SECURED PARTY DEEMS ADVISABLE UPON NOTICE TO THE BORROWER. SUCHINSURANCE,IFOBTAINEDBYA SECURED PARTY, MAY, BUT NEED NOT, PROTECT ANY LOAN PARTY'S INTERESTS OR PAY ANY CLAIM MADE BY OR AGAINST ANY LOAN PARTY WITH RESPECT TO THE COLLATERAL. SUCH INSURANCE MAYBE MORE EXPENSIVE THAN THE COST OF INSURANCE ANY LOAN PARTY MAY BE ABLE TO OBTAIN ON ITS OWN AND MAY BE CANCELLED ONLY UPON THE APPLICABLE LOAN PARTY PROVIDING EVIDENCE THAT IT HAS OBTAINED THE 60 141540134

INSURANCE AS REQUIRED ABOVE.ALL SUMS DISBURSED BY ANY SECURED PARTY IN CONNECTION WITH ANY SUCH ACTIONS, INCLUDING COURT COSTS, EXPENSES, OTHER CHARGESRELATING THERETO AND REASONABLE COSTS,SHALL THELOAN INTERNALANDEXTERNALATTORNEY CONSTITUTEOBLIGATIONS UNDER DOCUMENTS, SHALL BE PAYABLE ON DEMAND BY ANY SECURED PARTY TO ANY LOAN PARTY AND, UNTIL PAID, SHALL BEAR INTEREST AT THE HIGHEST RATE THEN APPLICABLE TO LOANS AND OTHER OBLIGATIONS UNDER THE LOAN DOCUMENTS. (xvii) Invoices. At any Secured Party’s request during an Event of Default, the Borrower will (and will cause each of its Subsidiaries to) cause all invoices and statements that it sends to Account Debtors or other third parties to be marked and authenticated, in a manner reasonably satisfactory to the Secured Parties, to reflect the Collateral Agent's (for the benefit of the Secured Parties) security interest and Lien therein and payment instructions (including, but not limited to, in a manner to meet the requirements of Section 9-404(a)(2) of the UCC). (xviii) Name Changes. The Borrower shall, and shall cause each of its Subsidiaries, give the Secured Parties at least thirty (30) days’ prior written notice (and will deliver an updated Section 1(b) of the applicable Perfection Certificate to reflect the same) before the Borrower or any other Loan Party Obligor changes its legal name or does business under any other name. (xix) Intellectual Property. The Borrower shall, and shall cause each of its Subsidiaries to, (A) promptly (but in any event within thirty (30) days thereafter) notify the Secured Parties in writing of any additional Intellectual Property rights acquired or arising after the Fourth Amendment Date and shall submit to the Secured Parties a supplement to Section 4 of the applicable Perfection Certificate to reflect such additional rights; provided, that the Borrower’s or such Subsidiary’s failure to do so shall not impair the Collateral Agent’s (for the benefit of the Secured Parties) security interest or Lien therein, and (B) execute a separate security agreement granting the Collateral Agent (for the benefit of the Secured Parties) a security interest and Lien in such Intellectual Property (whether owned on the Fourth Amendment Date or thereafter), in form and substance reasonably acceptable to the Secured Parties and suitable for registering such security interest in such Intellectual Property with the United States Patent and Trademark Office and/or United States Copyright Office, as applicable; provided, that the Borrower’s or such Subsidiary’s failure to do so shall not impair the Collateral Agent’s (for the benefit of the Secured Parties) security interest or Lien therein. (xx) Deposit Accounts and Other Accounts. The Borrower shall, and shall cause each other Loan Party Obligor, to have at all times (A) all Deposit 61 141540134

Accounts, Securities Accounts, Commodity Accounts and all other depositary, securities, commodity and other accounts (other than Restricted Accounts) of the Loan Party Obligors be subject to a Control Agreement in favor of the Collateral Agent (for the benefit of the Secured Parties), and (B) the Collateral Agent (for the benefit of the Secured Parties) have (I) “control” (as defined in 8-106 and 9-104 of the UCC) of all such accounts, (II) a first priority security interest and Lien on all of the Term Priority Deposit Accounts and (III) a second priority (or, after the Payment in Full (as defined in the Intercreditor Agreement) of the ABL Priority Debt (as defined in the Intercreditor Agreement), first priority) security interest and Lien on all of the ABL Priority Deposit Accounts. (xxi) Post-Closing. The Borrower shall, and shall cause each of its Subsidiaries to, satisfy the following requirements on or before the date specified below or such later date to be determined by the Required Lenders and the Collateral Agent, at their sole option and sole discretion, each of which shall be completed or provided in form and substance reasonably satisfactory to the Required Lenders and the Collateral Agent. For the avoidance of doubt, the failure to satisfy any such requirement on or before the date when due (or within such longer period as the Required Lenders and the Collateral Agent may agree at their sole option and their sole discretion) shall be an immediate Event of Default: (A) within thirty (30) days after the Fourth Amendment Date, first priority loss payable, additional insured and notice of cancellation, as applicable, endorsements with respect to the insurance required by Section 5.1(xvi)(A) and a duly executed first priority collateral assignment of business interruption insurance as collateral security, in each case, in form and substance satisfactory to the Required Lenders and the Collateral Agent; (B) within thirty (30) days after the Fourth Amendment Date, a Control Agreement with respect to each Securities Accounts, Commodity Accounts, Commodity Contracts of the Loan Parties of the Deposit Accounts, Securities Entitlements and (other than any Restricted Accounts) that are not subject to Control Agreements as of the Fourth Amendment Date, in form and substance satisfactory to the Required Lenders and the Collateral Agent with the “control” (as defined in Section 8-106 and Section 9-104 of the UCC) and the priority required by this Agreement; and (C) Within five (5) days after the Fourth Amendment Date, a legal opinion from Baker Botts L.L.P. in form and substance reasonably satisfactory to the Required Lenders and the Collateral Agent. Section 5.2 Negative Covenants. Unless the Required Lenders shall otherwise agree: (i) Fundamental Changes. The Borrower shall not, and shall not permit any of its Subsidiaries to, (a) liquidate, provided that a Subsidiary may 62 141540134 merge into the Borrower (so long as the Borrower is the surviving entity) or any other Subsidiary (so long as if any party to such merger is a Loan Party, the surviving entity is (or becomes) a Loan Party concurrently with such merger), or dissolve (unless such Subsidiary ceases to own any operating assets or conduct business and such dissolution could not reasonably be expected to have a Material Adverse Effect or otherwise result in a Default or Event of Default hereunder), wind-up its business operations or cease substantially all or any material portion of its normal business operations, (b) enter into any merger, consolidation or reorganization, unless the Borrower or a Subsidiary is the surviving corporation, or (c) divide (or otherwise split or Divide) itself or themselves into two or more limited liability companies or other entities or Persons. The Borrower shall not establish any Subsidiary (including any Subsidiaries, limited liability companies, other entities or other Persons for which any Loan Party divides (including Divides) or splits itself into) or acquire any interest in any Person. (ii) JV and Royalty Arrangements; Management Arrangements; Distributions and Restricted Payments.The Borrower shall not, and shall not permit any of its Subsidiaries, to, (a) except for Excluded Transactions, enter into any partnership, joint venture, syndicate, pool, profit-sharing or royalty agreement or other combination, or engage in any transaction with any stockholder of the Borrower, any Affiliate of the Borrower or any equity holder of such Affiliate, whereby its income or profits are, or might be, shared with another Person other than a wholly owned Subsidiary (other than royalty agreements with owners of IP resulting from the challenge of any Paragraph IV Certification made in connection with a new drug application), (b) enter into any management contract or similar arrangement whereby a substantial part of its business is managed by another Person, or (c) distribute, or permit the distribution of, any of its assets, including its intangibles, to any stockholder of the Borrower, any Affiliate of the Borrower or any equity holder of such Affiliate or pay or declare any Restricted Payments other than (w) as may be required under an Employee Benefit Plan (as defined in Section 3.1(s)), (x) any Tax distributions by any Subsidiary to permit Borrower to pay any Tax liabilities with respect to the income of such Subsidiary, (y) subject to compliance with the other provisions of this Agreement and the other Loan Documents, the Borrower and each Loan Party may declare and pay non-cash dividends with respect to its common stock payable solely in additional shares of its common stock, and (z) Subsidiaries of the Borrower may declare and pay dividends ratably with respect to their Stock to any other Loan Party as the holder of such Stock. (iii) Liens; Disposition of Loan Documents Rights and Obligations. The Borrower shall not, and shall not permit any of its Subsidiaries to, (a) create, incur, assume or suffer to exist any Lien or other encumbrance of any nature whatsoever or authorize under the UCC of any jurisdiction a Financing Statement naming any such Person as debtor, or execute any security agreement authorizing any secured party thereunder to file such Financing Statement, other than in favor of the Collateral Agent to secure the Obligations, on any of its assets whether now or hereafter owned, except Permitted Liens, or (b) assign, sell, transfer or 63 141540134 otherwise dispose of, any Loan Document, or its rights and obligations hereunder or thereunder. (iv) Indebtedness. The Borrower shall not, and shall not permit any of its Subsidiaries to, create, incur, assume, guarantee or be liable with respect to any Indebtedness, other than Permitted Indebtedness. (v) Acquisitions. The Borrower shall not, and shall not permit any of its Subsidiaries to, acquire any assets (other than assets acquired in the Ordinary Course of Business), directly or indirectly, in one or more related transactions, for a consideration, in cash or other property (valued at its fair market value) greater than $500,000. (vi) Asset Sales and Other Dispositions. The Borrower shall not, and shall not permit any of its Subsidiaries to, sell, return, dispose or otherwise transfer any Collateral or any of their respective other assets (including pursuant to any division or Division) other than: (A) sales, transfers and dispositions of (1) Inventory in the Ordinary Course of Business and (2) used, obsolete, worn out or surplus Equipment or property no longer material to the operation of a Loan Party's business and in the Ordinary Course of Business; (B) sales, transfers and dispositions constituting an investment permitted by Section 5.2(ix); (C)dispositions resulting from any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of (1) the Borrower or any of its Subsidiaries or (2) a customer or other Person being held by the Borrower or any of its Subsidiaries; (D) and (E) other sales, returns, dispositions or other transfers having an aggregate fair market value not to exceed $250,000 per Fiscal Year. (vii) ABL Debt Actions. The Borrower shall not and shall not permit any of its Subsidiaries to, (A) make any payment, or take any action, with respect to the Indebtedness under the ABL Facility that is in violation or breach of the Intercreditor Agreement; (B) make any amendment, restatement, supplement, modification, waiver, consent or extension of any ABL Documents in violation or breach of the Intercreditor Agreement; or (C) join any Subsidiary or any Affiliate of the Borrower or any of its Subsidiaries as a borrower, guarantor or obligor, or have such Person pledge or grant a Lien on any of its property or assets, under the ABL Documents, unless, in each case, the same Person becomes a guarantor of the Obligations in the same capacity (and/or pledges and grants Liens on the same property or assets (and with no Person having priority in between the Liens 64 141540134 granted under the ABL Documents and the Liens granted under the Loan Documents in connection with this Section 5.2(vii)) under the Loan Documents and such Person executes and delivers such agreements, instruments and documents reasonably requested by the Secured Parties to effectuate any of the foregoing. (viii) Anti-Layering. Notwithstanding anything to the contrary in this Agreement or in any other Loan Documents, the Borrower shall not, and shall not permit any of its Subsidiaries, to create, incur or suffer to exist any Indebtedness which is subordinated or junior (either in respect of Lien priority or in right of payment or any combination thereof) to the Indebtedness under the ABL Facility unless such Indebtedness is expressly subordinated or junior to the Obligations (both in terms of Lien priority and in right of payment) on terms and conditions reasonably acceptable to the Secured Parties. (ix)Investments and Loans.The Borrower shall not, and shall not permit any of its Subsidiaries to, purchase, hold or acquire any capital stock, evidences of Indebtedness or other Stock (including any option, warrant or other right to acquire any of the foregoing) of, make any loans or advances to, Guaranty any obligations of, or make or permit to exist any investment in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit (whether through purchase of assets, merger, division (including a Division) or otherwise), except for Permitted Investments. (x) Nature of Business. The Borrower shall not, and shall not permit any of its Subsidiaries to, engage, directly or indirectly, in a business other than the business which is being conducted on the Fourth Amendment Date and businesses reasonably related or incidental thereto, wind up its business operations or cease substantially all, or any material portion, of its normal business operations, or suffer any material disruption, interruption or discontinuance of a material portion of its normal business operations. (xi) Payments on Certain Indebtedness. The Borrower shall not, and shall not permit any Subsidiary to, pay, or make any distributions for the payment of, any principal or other amount on (a) any ABL Debt in violation of the Intercreditor Agreement or (b) any Indebtedness that is contractually subordinated to any of the Obligations, in violation of the applicable subordination or intercreditor agreement related thereto. (xii) Transactions with Affiliates. The Borrower shall not, and shall not permit any of its Subsidiaries to, enter into any transaction with an Affiliate of such Loan Party, other than any transaction entered into in the Ordinary Course of Business, consistent with past practices and on terms and conditions at least as favorable to such Loan Party as would reasonably be obtained by such Loan Party at that time in a comparable arm's-length transaction with a Person other than an 65 141540134

Affiliate and which transaction has been disclosed in writing to the Secured Parties prior to the entry thereof. (xiii)Modifications to Governing Documents. The Borrower shall not, and shall not permit any of its Subsidiaries to, agree, consent, permit or otherwise undertake to amend or otherwise modify any of the terms or provisions of any Loan Party Obligor's Organizational Documents, except for such amendments or other modifications required by Applicable Law or that are not materially adverse to any Secured Party, and then, only to the extent such amendments or other modifications are fully disclosed in writing to the Secured Parties no less than five (5) Business Days prior to being effectuated; provided, that any change to any jurisdiction of organization, or entering into any transaction which has the effect of changing any jurisdiction of organization, shall be made in compliance with Section 3.1(cc). (xiv) Burdensome Restrictions. The Borrower shall not, and shall not permit any of its Subsidiaries to: (A) enter into any covenant or other agreement that restricts or is intended to restrict it from pledging or granting a security interest in, mortgaging, assigning, encumbering or otherwise creating a Lien on any of its property, whether, real or personal, tangible or intangible, existing or hereafter acquired, in favor of the Collateral Agent to secure the Obligations, other than (a) in connection with any document or instrument governing Liens permitted pursuant to clause (i) of the definition of “Permitted Liens”, provided that any such restriction contained therein relates only to the asset or assets subject to such Permitted Lien, and (b) the ABL Documents subject to the Intercreditor Agreement; or (B) create or otherwise cause or suffer to exist or become effective any encumbrance or restriction (other than any Loan Document or the ABL Documents subject to the Intercreditor Agreement) of any kind on the ability of any such Person to pay or make any dividends or distributions to any Loan Party, to pay any of the Obligations, to make loans or advances or to transfer any of its property or assets to any Loan Party. (xv) Deposit Accounts; Cash and Other Asset Deposits. (A) After the Fourth Amendment Date, the Borrower shall not, and the Borrower shall not permit any of its Subsidiaries to, open any new Deposit Account or any other depositary or other account without both (1) the prior written consent of the Required Lenders and (2) updating Section 3 of the applicable Perfection Certificate to reflect such Deposit Account or other depositary or other account. 66 141540134

(B) The Borrower shall not, and the Borrower shall not permit any of its Subsidiaries to, deposit (or otherwise hold, maintain or keep) in any ABL Priority Deposit Account (as defined in the Intercreditor Agreement) or any other Deposit Account (other than a Term Priority Deposit Account) (1) any Term Loan Priority Collateral, (2) any amounts held, maintained or kept in any Term Priority Deposit Account, (3) any proceeds of any Term Loan Priority Collateral, (4) any proceeds of the sale or other disposition of any Stock in the Borrower or any of its Affiliates (including, without limitation and for the avoidance of doubt cash and other amounts which are held in any Term Priority Deposit Account as of the Fourth Amendment Date or at any time after the Fourth Amendment Date), (5) any proceeds from third party sources that are outside the ordinary course of business of the Borrower, any other Loan Party Obligor and/or their Subsidiaries, or (6) any proceeds or amounts of loans, credit extensions or other advances under the Loan Documents. (xvi) Disputes. The Borrower will not, and will not permit any of its Subsidiaries to, without the Required Lenders’ prior written consent, compromise or settle any of its Accounts or Chattel Paper for less than the full amount thereof, grant any extension of time for payment of any of its Accounts or Chattel Paper, release (in whole or in part) any Account Debtor or other Person liable for the payment of any of its Accounts or Chattel Paper or grant any credits, discounts, allowances, deductions, return authorizations or the like with respect to any of its Accounts or Chattel Paper; except (unless otherwise directed by the Collateral Agent or the Required Lenders during the existence of a Default or an Event of Default) such Loan Party Obligor may take any of such actions in the Ordinary Course of Business consistent with past practices, provided that the Borrower promptly reports the same to the Secured Parties. (xvii) Inventory. (A) Returns. The Borrower will not, and will not permit any of its Subsidiaries to, accept returns of any Inventory from any Account Debtor except in the Ordinary Course of Business. The Borrower will not, and will not permit any of its Subsidiaries to, commingle any returned Inventory with any other Inventory of the Loan Parties, and instead the Borrower will, and will cause its Subsidiaries to, keep any returned Inventory segregated and separate from the other Inventory of the Loan Parties. (B)Third Party Locations. The Borrower will not, and will not permit any of its Subsidiaries to, without the Required Lenders prior written consent, at any time, store any Inventory valued in excess of $250,000 with any warehouseman or other third party other than as set forth in Section 1(d) of the applicable Perfection Certificate. 67 141540134

(C)Sale on Return, etc. The Borrower will not, and will not permit any of its Subsidiaries to, without the Required Lenders’ prior written consent, at any time, sell or otherwise dispose of any Inventory on a sale-or-return, guarantied sale, consignment, or other contingent basis. Section 5.3 Financial Covenants. (a) Fixed Charge Coverage Ratio. The Borrower shall not, and shall not allow any of its Subsidiaries to, permit Excess Availability at any time to be less than $2,500,000, unless as of the last day of the most recently completed month, the Fixed Charge Coverage Ratio for the twelve consecutive calendar month period then ended is greater than 1:10 to 1:00. (b) Capital Expenditure Limitation. The Borrower shall not, and shall not permit any of its Subsidiaries to, make any Capital Expenditures if, after giving effect to such Capital Expenditures, the aggregate cost of all Capital Expenditures of the Loan Parties would exceed $5,400,000 during any Fiscal Year. Section 5.4 General Acceleration Provision upon Events of Default. If one or more of the events specified in this Section 5.4 shall have happened or occurred and be continuing beyond the applicable cure period (each, an “Event of Default”), the Required Lenders, by (subject to Section 5.5, which, for the avoidance of doubt, shall not require any such notice and shall occur automatically) written notice to the Borrower, may declare the outstanding principal of, and accrued and unpaid interest on, all of the Loans and Notes or any part of any of them (together with any other amounts accrued or payable under the Loan Documents) and other Obligations (including any Prepayment Fees and Make Whole Interest and the Exit Payment) to be, and the same shall thereupon become, immediately due and payable, without any further notice and without any presentment, demand, or protest of any kind, all of which are hereby expressly waived by the Borrower and each other Loan Party, and take any further action available at law or in equity, including, without limitation, the sale of the Loan and Notes and such other Obligations and all other rights and remedies acquired in connection with the Loan and Notes and such other Obligations: (a) Payment Defaults. The Borrower, any other Loan Party Obligor or any Other Obligor shall have failed to make payment of (i) principal or interest under the Notes or other Loan Documents or (ii) any other Obligations under the Loan Documents when due and payable. (b) Certain Covenant Defaults. (i) Any Loan Party or any Other Obligor defaults in the due observance or performance of any covenant, condition or agreement contained in Sections 2.1 3.1(w), 3.1(aa), 3.1(bb), 3.1(cc), 3.1(hh), 3.1(ii), 5.1, 5.2, 5.3 or 6.13 of this Agreement or any provision under any Note, the Security Agreement or the Fourth Amendment; or (ii) any Loan Party or any Other Obligor defaults in the due observance or performance of any covenant, condition or agreement contained in any provision of this Agreement or any other Loan Document and not addressed in Section 5.4(a), (b)(i), or (c) and, solely with respect to this clause (ii), the continuance of such default unremedied for a period of ten Business Days; provided, that such ten Business 68 141540134

Day grace period shall not be available for any default that is not reasonably capable of being cured within such period or for any intentional default; (c) Representation, Warranty, Statement, Report and Certification Defaults. Any representation, warranty, statement, report or certificate made or delivered to any Secured Party by or on behalf of any Loan Party or any Other Obligor under the Loan Documents or otherwise shall have been incorrect, false or misleading in any material respect (except to the extent that such representation, warranty, statement, report or certificate is qualified by reference to materiality or Material Adverse Effect, materiality, dollar thresholds or similar qualifications, in which case such representation, warranty, statement, report or certificate shall be accurate in all respects). (d) Bankruptcy, Insolvency, Appointment of Receiver, Etc. Defaults. (i) The Borrower, any other Loan Party or any Other Obligor shall generally be unable to pay its debts as such debts become due in the Ordinary Course of Business, or shall admit in writing its inability to pay its debts as they come due or shall make a general assignment for the benefit of creditors; (ii) the Borrower, any other Loan Party or any Other Obligor shall declare a moratorium on the payment of its debts; (iii) the commencement by the Borrower, any other Loan Party or any Other Obligor of proceedings to be adjudicated bankrupt or insolvent, or the consent by by the Borrower, any other Loan Party or any Other Obligor to the commencement of bankruptcy or insolvency proceedings against it or such other Person, or the filing by the Borrower, any other Loan Party or any Other Obligor of a petition or answer or consent seeking reorganization, intervention or other similar relief under any Applicable Law, or the consent by the Borrower, any other Loan Party or any Other Obligor to the filing of any such petition or to the appointment of an intervenor, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of all or substantially all of its or their assets; (iv) the commencement against the Borrower, any other Loan Party or any Other Obligor of a proceeding in any court of competent jurisdiction under any bankruptcy or other applicable law (as now or hereafter in effect) seeking its liquidation, winding up, dissolution, reorganization, arrangement, adjustment, or the appointment of an intervenor, receiver, liquidator, assignee, trustee, sequestrator (or other similar official), and any such proceeding shall continue undismissed, or any order, judgment or decree approving or ordering any of the foregoing shall continue unstayed or otherwise in effect, for a period of forty-five (45) days; (v) the making by the Borrower, any other Loan Party or any Other Obligor of an assignment for the benefit of creditors. (e) Money Judgment Defaults.One or more judgments aggregating in Obligor which excess of $250,000 is obtained against any Loan Party or any Other remains unstayed for more than thirty (30) days or is enforced. (f)Governmental Authority Authorization Defaults. Any material authorization of a Governmental Authority necessary for the execution, delivery or performance of any Loan Document or for the validity or enforceability of any of the Obligations under any Loan Document is not given or is withdrawn or ceases to remain in full force or effect. 69 141540134

(g)Invalidity or Unenforceability of Guaranties and Loan Documents Defaults. (i) Any Loan Party or Other Obligor shall attempt to revoke, terminate, or otherwise limit or deny liability under any guaranty of any of the Obligations, or any security document securing any of the Obligations, (ii) the validity of any Loan Document shall be contested by the Borrower, any other Loan Party or any of their Affiliates, or (iii) any Applicable Law shall render any Loan Document invalid or unenforceable or shall cause the Obligations to cease to be in full force and effect. (h) Cross-Default to Indebtedness other than ABL Debt. Any default occurs with respect to any Indebtedness (other than the Obligations or the ABL Debt) of any Loan Party or any Other Obligor if (i) such default shall consist of the failure to pay such Indebtedness in excess of $250,000 when due, whether by acceleration or otherwise or (ii) the effect of such default is to permit the holder, with or without notice or lapse of time or both, to accelerate the maturity of any such Indebtedness or to cause such Indebtedness to become due prior to the stated maturity thereof (without regard to the existence of any subordination or intercreditor agreements). (i) Commercial Products Injunctions and Orders Defaults. If any Governmental Authority issues any injunction or other order that prohibits Borrower or its Subsidiaries from marketing, selling or manufacturing any of Borrower’s or its Subsidiaries’ Products currently approved by the FDA or any future products of Borrower or its Subsidiaries once approved by the FDA (collectively, the “Commercial Products”) if sales of such Products covered by such injunction or order accounted for more than 50% of net sales revenue of Borrower and its Subsidiaries for the most recently ended four fiscal quarter periods, and such injunction or other prohibition shall continue to be in force or otherwise effective for more than 60 consecutive calendar days; provided, however, that with respect to manufacturing, if there is one or more alternative manufacturers of the Commercial Product manufacturing on Borrower’s or its Subsidiaries’ behalf that is not enjoined or otherwise prohibited from manufacturing the Commercial Product and are able to deliver product on Borrower’s or its Subsidiaries’ behalf in a manner that is consistent with prior levels without a commercial distribution delay, it shall not be an Event of Default under this clause (i) if the Borrower or any of its Subsidiaries are enjoined or otherwise prohibited from manufacturing the Commercial Product. (j) ABL Debt Cross-Defaults (i) A Default or Event of Default (as each such term is defined in the Term Loan Documents on the Fourth Amendment Date and any date thereafter) or any similar term or event shall occur with respect to the ABL Debt; or (ii) the occurrence of any condition or event that results in the ABL Debt becoming due prior to its scheduled maturity as of the Fourth Amendment Date or permits any holder or holders of the ABL Debt or any trustee or agent on its or their behalf to cause the ABL Debt to become due, or require the prepayment, repurchase, redemption of defeasance thereof, prior to its scheduled maturity as of the Fourth Amendment Date. (k) Intercreditor Agreement Defaults.Any Loan Party or Other Obligor makes any payment on account of the ABL Debt other than payments which are not prohibited by the applicable provisions of the Intercreditor Agreement, this Agreement 70 141540134 and the other Loan Documents pertaining thereto, or if any holder (or agent or representative of such holder) of any ABL Debt attempts to limit or terminate any applicable provisions set forth in the Intercreditor Agreement. (l) Dissolution, Termination, Insolvency, Suspension, Cessation, Etc. of Business Defaults. The dissolution, termination of existence, insolvency or business failure or suspension or cessation of business as usual of any Loan Party or any Other Obligor (or of any general partner of any Loan Party or any Other Obligor if it is a partnership). (m) Criminal Indictment Defaults. There is any indictment of any Loan Party, any Loan Party's officers, any Other Obligor or any Other Obligor's officers under any criminal statute or commencement of criminal proceedings against any such Person. (n) Perfected and Priority Liens Defaults. Any Lien purported to be created by any Loan Document shall cease to be a valid perfected first priority Lien (subject only to any priority accorded by law to Permitted Liens) on any material portion of the Term Loan Priority Collateral, or second priority (or, after the Payment in Full (as defined in the Intercreditor Agreement) of the ABL Priority Debt (as defined in the Intercreditor Agreement), first priority) Lien (subject only to any priority accorded by law to Permitted Liens) on any material portion of the ABL Priority Collateral, or any Loan Party or any Other Obligor shall assert in writing that any Lien purported to be created by any Loan Document is not a valid perfected first-priority Lien (subject only to any priority accorded by law to Permitted Liens) on the assets or properties comprising Term Loan Priority Collateral purported to be covered thereby or second-priority (or, after the Payment in Full (as defined in the Intercreditor Agreement) of the ABL Priority Debt (as defined in the Intercreditor Agreement), first-priority) Lien (subject only to any priority accorded by law to Permitted Liens) on the assets or properties comprising ABL Priority Collateral purported to be covered thereby, as applicable. (o)Ineffectiveness of Loan Documents Defaults. Any of the Loan Documents shall cease to be in full force and effect (other than as a result of the discharge thereof in accordance with the terms thereof or by written agreement of all parties thereto). (p) Employment of Persons for Proposed Liquidation of Assets or Store Locations Defaults. Any Loan Party shall determine to employ an agent or other third party or otherwise engage any Person or solicit proposals for the engagement of any Person in connection with the proposed liquidation of all or a material portion of its assets or store locations. (q)Uninsured Collateral Losses or Sale, Lease or Furnishing of Collateral Defaults. The (i) uninsured loss, theft, damage or destruction of any of the Collateral (other than returned products destroyed by the Borrower in the Ordinary Course of Business), (ii) the insured loss, theft, damage or destruction of any of the Collateral in an amount in excess of $250,000 in the aggregate for all such events during any Fiscal Year, 71 141540134 or (iii) except as permitted hereby, the sale, lease or furnishing under a contract of service of, any of the Collateral. (r) ERISA Defaults. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of any Loan Party or any Subsidiary under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of $250,000, (ii) the existence of any Lien under Section 430(k) or Section 6321 of the Code or Section 303(k) or Section 4068 of ERISA on any assets of a Loan Party, or (iii) a Loan Party or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of $250,000. (s) Material Product Recall Defaults. Any product recall or similar event to remove any drugs or other products sold by any Loan Party from the market occurs, in each case to the extent such product recall results in a Material Adverse Effect. (t) Change of Control Defaults.The occurrence of any Change of Control. Section 5.5 Automatic Acceleration on Dissolution orBankruptcy. Notwithstanding any other provisions of this Agreement, if an Event of Default under Section 5.4(d) shall occur, the principal of the Loans and Notes (together with interest and any other amounts owed, accrued or payable under this Agreement and the other Loan Documents and the other Obligations, including any Prepayment Fees and Make Whole Interest and the Exit Payment) shall thereupon become immediately due and payable without any presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrower and each other Loan Party. Section 5.6 Recovery of Amounts Due. If any amount payable hereunder is not paid as and when due, the Borrower and each other Loan Party hereby authorizes the Secured Parties to proceed, to the fullest extent permitted by Applicable Law, without prior notice, by right of set-off, banker’s lien or counterclaim, against any moneys or other assets of the Borrower and the other Loan Parties to the full extent of all amounts payable to the Secured Parties. Section 5.7 Power of Attorney. Without limiting any of the Secured Parties’ other rights and remedies under this Agreement or any other Loan Document or at law or in equity or otherwise, each Loan Party Obligor hereby grants to the Collateral Agent and the other Secured Parties an irrevocable power of attorney, coupled with an interest, authorizing and permitting the Collateral Agent and the other Secured Parties (acting through any of its officers, employees, attorneys or agents), at the Collateral Agent's or such other Secured Party’s option but without obligation, with or without notice to such Loan Party Obligor, and at each Loan Party Obligor's expense, to do any or all of the following, in such Loan Party Obligor's name or otherwise: (a) at any time, when an Event of Default has occurred or is continuing, (i) execute and deliver on behalf of such Loan Party Obligor any agreements, instruments and documents that the Collateral Agent or any other Secured Party may, in its sole 72 141540134 discretion, deem advisable in order to perfect, protect and maintain the Collateral Agent's security interests and Liens, and priority thereof, in the Collateral and to fully consummate all the transactions contemplated by this Agreement and the other Loan Documents (including any Financing Statements and Continuation Statements, and amendments or other modifications thereto, as the Collateral Agent or any other Secured Party shall deem necessary or appropriate) and to notify Account Debtors of the Loan Party Obligors that the Collateral Agent (for the benefit of the Secured Parties) has a security interest and Lien in the Accounts of the Loan Party Obligors and, subject to the terms of the Intercreditor Agreement, direct such Account Debtors to make payment thereof directly to the Collateral Agent or such other Secured Party, (ii) endorse such Loan Party Obligor's name on all checks and other forms of remittances received by any Secured Party, (iii) pay any sums required on account of such Loan Party Obligor's taxes or to secure the release of any Liens therefor, (iv) pay any amounts necessary to obtain, or maintain in effect, any of the insurance described in Section 5.1(xvi), (v) receive and otherwise take control in any manner of any cash or non-cash items of payment or Proceeds of Collateral, (vi) receive, open and dispose of all mail addressed to such Loan Party Obligor at any post office box or lockbox maintained by (or for the benefit of) any Secured Party for such Loan Party Obligor or at any other business premises of any Loan Party or any Secured Party and (vii) endorse or assign to the Collateral Agent (for the benefit of the Secured Parties) on such Loan Party Obligor's behalf any portion of Collateral evidenced by an agreement, Instrument or Document if an endorsement or assignment of any such items is not made by such Loan Party Obligor pursuant to the Security Agreement; and (b) at any time, after the occurrence and during the continuance of an Event of Default, (i) execute and deliver on behalf of such Loan Party Obligor any agreement, instrument or document exercising, transferring or assigning any option to purchase, sell or otherwise dispose of or lease (as lessor or lessee) any real or personal property which is part of the Collateral or in which any Secured Party has an interest, (ii) execute and deliver on behalf of such Loan Party Obligor any invoices relating to any Accounts, any draft against any Account Debtor, any proof of claim in bankruptcy, any notice of Lien or claim, and any assignment or satisfaction of mechanic's, materialman's or other Lien, (iii) subject to the terms of the Intercreditor Agreement, execute and deliver on behalf of such Loan Party Obligor any notice to any Account Debtor, (iv) pay, contest or settle any Lien, charge, encumbrance, security interest and adverse claim in or to any of the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same, (v) grant extensions of time to pay, compromise claims relating to, and settle Accounts, Chattel Paper and General Intangibles for less than face value and execute all releases and other documents in connection therewith, (vi) settle and adjust, and give releases of, any insurance claim that relates to any of the Collateral and obtain payment therefor, (vii) instruct any third party having custody or control of any Collateral or books or records belonging to, or relating to, such Loan Party Obligor to give the Secured Parties the same rights of access and other rights with respect thereto as such Secured Parties have under this Agreement or any other Loan Document, (viii) change the address for delivery of such Loan Party Obligor's mail, (ix) vote any right or interest with respect to any Investment Property, and (x) subject to the terms of the Intercreditor 73 141540134

Agreement, instruct any Account Debtor to make all payments due to any Loan Party Obligor directly to a Secured Party. (c)Any and all sums paid, and any and all costs, expenses, liabilities, obligations and attorneys' fees (internal and external counsel) of any Loan Party with respect to the foregoing shall be added to and become part of the Obligations, shall be payable on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations. Each Loan Party Obligor agrees that each Secured Party’s rights under the foregoing power of attorney and any of such Secured Party's other rights under this Agreement or any of the other Loan Documents or in respect of any of the Securities shall not be construed to indicate that any Secured Party is in control of the business, management or properties of any Loan Party Obligor or any of its Subsidiaries. Section 5.8 Credit Bidding. The Loan Parties and the Lenders hereby irrevocably authorize the Collateral Agent, based upon the written instruction of the Required Lenders, to (a) credit bid and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral at any sale thereof conducted under the provisions of the Bankruptcy Code, including under Section 363 of the Bankruptcy Code or any similar laws in any other jurisdictions to which a Loan Party is subject, or (b) credit bid and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral at any other sale or foreclosure conducted by (or with the consent or at the direction of) the Collateral Agent (whether by judicial action or otherwise) in accordance with Applicable Law. In connection with any such credit bid and purchase, the Obligations owed to the Lenders shall be entitled to be, and shall be, credit bid on a ratable basis (with Obligations with respect to contingent or unliquidated claims being estimated for such purpose if the fixing or liquidation thereof would not unduly delay the ability of Collateral Agent to credit bid and purchase at such sale or other disposition of the Collateral and, if such claims cannot be estimated without unduly delaying the ability of the Collateral Agent to credit bid, then such claims shall be disregarded, not credit bid, and not entitled to any interest in the asset or assets purchased by means of such credit bid) and the Lenders whose Obligations are credit bid shall be entitled to receive interests (ratably based upon the proportion of their Obligations credit bid in relation to the aggregate amount of Obligations so credit bid) in the asset or assets so purchased (or in the Stock of the acquisition vehicle or vehicles that are used to consummate such purchase). Except as provided above and otherwise expressly provided for herein or in the other Loan Documents, the Collateral Agent will not execute nor deliver a release of any Lien on any Collateral. Upon request by the Collateral Agent or the Borrower at any time, the Lenders will confirm in writing Collateral Agent’s authority to release any such Liens on particular types or items of Collateral pursuant to this Section 5.8. ARTICLE 6 MISCELLANEOUS Section 6.1 Notices. Any notices required or permitted to be given under the terms hereof shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile or by 74 141540134 electronic mail and shall be effective five (5) days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, or when received by electronic mail in each case addressed to a party. The addresses for such communications shall be the following (or such other addresses provided by written notice to the parties hereto from time to time): If to the Borrower or any other Loan Party: Neos Therapeutics, Inc. 2940 N. Hwy 360, Suite 400 Grand Prairie, TX 75050 Fax: (972) 408-1143 E-mail: reisenstadt@neostx.com Attention: Richard Eisenstadt With a copy to: Goodwin Procter LLP 100 Northern Avenue Boston, MA 02210 Fax: (617) 801-8835 Email: adodson@goodwinprocter.com Attention: Anna E. Dodson, Esq. If to the Collateral Agent or the Lenders: Deerfield Management Company, L.P. 780 Third Avenue, 37th Floor New York, NY 10017 Fax: 212-599-3075 Email: dclark@deerfield.com Attn: David J. Clark With a copy to: Katten Muchin Rosenman LLP 2029 Century Park East, Suite 2600 Los Angeles, CA 90067 Fax: (310) 788-4471 and (312) 577-8858 Email: kristopher.ring@katten.com and mark.wood@katten.com Attn: Kristopher Ring and Mark Wood Section 6.2 Waiver of Notice. Whenever any notice is required to be given to the Lenders or the Borrower under any of the Loan Documents, a waiver thereof in writing signed by the Person or Persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. 75 141540134

Section 6.3Reimbursement of Legal and Other Expenses. The Loan Parties agree to pay on or prior to the Fourth Amendment Date and, within ten (10) Business Days after delivery of an invoice therefor, after the Fourth Amendment Date, (a) all fees, costs and expenses of the Secured Parties of negotiation, preparation, execution, delivery, filing and administration of the Loan Documents the ABL Documents and any amendments, restatements, supplements, waivers, consents, forbearances or other modifications thereto, (b) all fees, costs and expenses of legal counsel to the Secured Parties in connection with the negotiation, preparation, execution, delivery, filing and administration of the Loan Documents, the ABL Documents and any amendments, restatements, supplements, waivers, consents, forbearances or other modifications thereto and any other agreements, instruments, documents or matters requested by the Borrower or any other Loan Party related thereto, (c) all fees, costs and expenses of creating and perfecting (and providing first priority) Liens in favor of Collateral Agent on behalf of the Secured Parties pursuant to any Loan Document, including filing and recording fees, expenses and Taxes, search fees, insurance premiums, and fees, costs, expenses and disbursements of legal counsel to the Secured Parties and of legal counsel providing any opinions that any Secured Party may request in respect of any Loan Documents or the Liens created pursuant to the Loan Documents, (d) all fees, costs and expenses incurred by any Secured Party (including legal counsel, agents and representatives of each Secured Party) in connection with the custody or preservation of any of the Collateral, the Notes and the Securities, (e) all fees, costs and expenses (including fees, costs and expenses of legal counsel to the Secured Parties and fees, costs and expenses of accountants, advisors and consultants) incurred by any Secured Party and its legal counsel relating to efforts to protect, evaluate, assess or dispose of any of the Collateral, the Notes or the Securities, (f) all fees, costs and expenses, including fees, costs and expenses of legal counsel to Collateral Agent and the Lenders and all fees, costs and expenses of accountants, advisors and consultants and costs of settlement, incurred by the Collateral Agent and Lenders in enforcing any of the Loan Documents or any Obligations of, or in collecting any payments due from, any Loan Party or any of its Subsidiaries hereunder or under the other Loan Documents (including in connection with the sale of, collection from, or other realization upon any of the Collateral or the enforcement of the Loan Documents) or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement or the other Loan Documents in the nature of a “work-out” or pursuant to any proceeding or event of the type set forth in Section 5.4(d) (or any similar proceeding or event), and (g) the cost and expense of purchasing insurance that the Loan Parties or any of their Subsidiaries fail to obtain as required by the Loan Documents. Without limiting any of the foregoing provisions of this Section 6.3, any action taken by any Loan Party or any of its Subsidiaries under or with respect to any Loan Document, even if required under any Loan Document or at the request of the Collateral Agent or any other Secured Party, shall be at the sole expense of such Loan Party, and neither Collateral Agent nor any other Secured Party shall be required under any Loan Document to reimburse any Loan Party or any Subsidiary of any Loan Party therefor. Section 6.4 Governing Law.All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to contracts made and to be performed in such State. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal 76 141540134 courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS. Section 6.5 Successors and Assigns. (a) This Agreement shall bind and inure to the respective successors and permitted assigns of the Parties, except that (a) none the Borrower, the other Loan Party Obligors and the Other Obligors may assign or otherwise transfer all or any part of its rights or obligations under the Loan Documents without the prior written consent of the Lenders and any such prohibited assignment or transfer is absolutely void ab initio; and (b) absent a Default or an Event of Default the Lenders may not assign or otherwise transfer all or part of their rights under the Loan Documents to any Person other than an investment fund managed by Deerfield Management, L.P. or any Affiliate or related fund of any of the Secured Parties, without the prior written consent of the Borrower (which consent shall not be unreasonably withheld). Before any Lender assigns all or any part of its rights under this Agreement or the Notes to a party other than an investment fund managed by Deerfield Management, L.P. (or any Affiliate or related fund of any of the Secured Parties), or there are more than five (5) Lenders, the Parties shall negotiate in good faith to amend this Agreement to appoint an administrative agent providing such agent and the Parties with rights and duties customary among syndicated credit facilities. Upon a Lender’s assignment of a Note in accordance with the foregoing sentence, such Lender shall provide notice of a permitted transfer to Borrower for recordation in the Register pursuant to Section 1.4. Upon receipt of a notice of a transfer of an interest in a Note, Borrower shall record the identity of the transferee and other relevant information in the Register and the transferee shall (to the extent of the interests transferred to such transferee) have all the rights and obligations of, and shall be deemed, a Lender hereunder. (b) The Loan Parties acknowledge and agree that the Securities may be pledged by a holder thereof in connection with a bona fide margin agreement or other loan, financing or Indebtedness secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities under the Loan Documents, and no such holder effecting any such pledge of Securities shall be required to provide any Loan Party or any of its Subsidiaries with any notice thereof or otherwise 77 141540134 make any delivery (including of any legal opinion) to any Loan Party pursuant to any Loan Document. The Loan Parties hereby agree to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by a holder of Securities. Section 6.6 EntireAgreement. TheLoanDocumentscontaintheentire understanding of the Parties with respect to the matters covered thereby and supersede any and all other written and oral communications, negotiations, commitments and writings with respect thereto (including, without limitation, any agreement on the reimbursement of costs, etc. referenced in Section 2.9). The provisions of this Agreement may be waived, modified, supplemented or amended only by an instrument in writing signed by the authorized officer of each of Borrower and the Required Lenders. Section 6.7 Severability. If any provision of this Agreement shall be invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. The Parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provision. Section 6.8 Counterparts. This Agreement may be executed in several counterparts, and by each Party on separate counterparts, each of which and any photocopies and facsimile copies thereof shall be deemed an original, but all of which together shall constitute one and the same agreement. Section 6.9 Survival. (a) This Agreement and all agreements, representations and warranties made in the Loan Documents, and in any document, certificate or statement delivered pursuant thereto or in connection therewith shall be considered to have been relied upon by the other Parties and shall survive the execution and delivery of this Agreement and the making of the Loan hereunder, and shall continue in force until payment in full of the Obligations (other than inchoate indemnification or reimbursement obligations or other obligations which, by their terms, survive termination of this Agreement), and the Lenders shall not be deemed to have waived, by reason of making the Loan, any Event of Default that may arise by reason of such representation or warranty proving to have been false or misleading, notwithstanding that the Lenders may have had notice or knowledge of any such Event of Default or may have had notice or knowledge that such representation or warranty was false or misleading at the time the Disbursement was made. (b) The obligations of the Borrower under Sections 1.4 and 2.5 and the obligations of the Borrower and the Lenders under this Article 6 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loan, or the termination of this Agreement or any provision hereof. 78 141540134

Section 6.10No Waiver. Neither the failure of, nor any delay on the part of, any Party in exercising any right, power or privilege hereunder, or under any agreement, document or instrument mentioned herein, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder, or under any agreement, document or instrument mentioned herein, preclude other or further exercise thereof or the exercise of any other right, power or privilege; nor shall any waiver of any right, power, privilege or default hereunder, or under any agreement, document or instrument mentioned herein, constitute a waiver of any other right, power, privilege or default or constitute a waiver of any default of the same or of any other term or provision. No course of dealing and no delay in exercising, or omission to exercise, any right, power or remedy accruing to the Lenders upon any default under this Agreement, or any other agreement shall impair any such right, power or remedy or be construed to be a waiver thereof or an acquiescence therein; nor shall the action of the Lenders in respect of any such default, or any acquiescence by it therein, affect or impair any right, power or remedy of the Lenders in respect of any other default. All rights and remedies herein provided are cumulative and not exclusive of any rights or remedies otherwise provided by law. Section 6.11Indemnity. (a) The Borrower, each Loan Party and Other Obligor shall, at all times, indemnify and hold each Secured Party harmless (the “Indemnity”) and each of their respective directors, partners, officers, employees, agents, counsel and advisors (each, an “Indemnified Person”) in connection with any losses, claims (including the reasonable documented out-of-pocket attorneys’ fees incurred in defending against such claims), damages, liabilities, penalties, or other expenses arising out of, or relating to, the Loan Documents, the extension of credit hereunder or the Loan or the use of the Loan, which an Indemnified Person may incur or to which an Indemnified Person may become subject, but excluding all Taxes (each, a “Loss”). The Indemnity shall not apply to the extent that a court or arbitral tribunal of competent jurisdiction issues a final judgment that such Loss resulted from the gross negligence or willful misconduct of any Indemnified Person. The Indemnity is independent of and in addition to any other agreement of Borrower under any Loan Document to pay any amount to the Secured Parties, and any exclusion of any obligation to pay any amount under this subsection shall not affect the requirement to pay such amount under any other section hereof or under any other agreement. (b) Promptly after receipt by an Indemnified Person under this Section 6.11 of notice of the commencement of any action (including any governmental action), such Indemnified Person shall, if a Loss in respect thereof is to be made against the indemnifying person under this Section 6.11, deliver to Borrower a written notice of the commencement thereof, and Borrower shall have the right to participate in, and, to the extent Borrower so desires, to assume control of the defense thereof. (c) An Indemnified Person shall have the right to retain its own counsel with the documented reasonable fees and out-of-pocket expenses to be paid by the indemnifying person, if, in the reasonable opinion of counsel for the Indemnified Person, the representation by such counsel of the Indemnified Person and Borrower would be inappropriate due to actual or potential differing interests between such Indemnified 79 141540134

Person and any other party represented by such counsel in such proceeding. The Borrower shall pay for only one separate such legal counsel for all of the Indemnified Persons. The failure of an Indemnified Person to deliver written notice to the Borrower within a reasonable time of the commencement of any such action shall not relieve the Borrower of any liability to the Indemnified Person under this Section 6.11, except to the extent that Borrower is actually prejudiced in its ability to defend such action. The indemnification required by this Section 6.11 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable. (d)In no circumstance will any of the Indemnified Persons be liable for lost profits or other special, punitive, or consequential damages. Notwithstanding any provision in this Agreement or any other Loan Document to the contrary, this Section 6.11 shall remain operative even after the payment in full of the Obligations. Section 6.12No Usury. The Loan Documents are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration or otherwise, shall the amount paid or agreed to be paid to the Lenders for the Loan exceed the maximum amount permissible under applicable law. If from any circumstance whatsoever fulfillment of any provision hereof, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstance the Lenders shall ever receive anything which might be deemed interest under applicable law that would exceed the highest lawful rate, such amount that would be deemed excessive interest shall be applied to the reduction of the principal amount owing on account of the Loan, or if such deemed excessive interest exceeds the unpaid balance of principal of the Loan, such deemed excess shall be refunded to the Borrower. All sums paid or agreed to be paid to the Lenders for the Loan shall, to the extent permitted by applicable law, be deemed to be amortized, prorated, allocated and spread throughout the full term of the Loan until payment in full so that the deemed rate of interest on account of the Loan is uniform throughout the term thereof. The terms and provisions of this Section shall control and supersede every other provision of this Agreement and the Notes. Section 6.13Further Assurances.From time to time, the Borrower and the other Loan Party Obligors shall perform (and shall cause their Subsidiaries to perform) any and all acts and execute and deliver to the Secured Parties such additional agreements, instruments and documents as may be reasonably requested by any Secured Party to carry out the purposes of any Loan Document or to preserve and protect the Secured Parties’ rights and remedies as contemplated herein and therein. Section 6.14Confidentiality. Subject to Section 5.1(xiii), Lenders agree that they will hold any confidential information they may receive from Borrower in connection with the Loan Documents in confidence, unless such confidential information (a) is known or becomes known to the public in general (other than as a result of a breach of this Section 6.14 by Lenders), (b) is or has been independently developed or conceived by Lenders without use of Borrower’s confidential information, or (c) is or has been made known or disclosed to Lender by a third party without a breach of any obligation of confidentiality such third party may have to 80 141540134

Borrower; provided, however, that Lenders may disclose confidential information (i) to their attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with this Agreement and the other Loan Documents; (ii) to any prospective purchaser of any Loan from Lenders, if a transfer to such prospective purchaser is permitted and such prospective purchaser agrees to be bound by the provisions of this Section 6.14; (iii) to any existing or prospective Affiliate, partner, member, shareholder or wholly owned subsidiary of a Lender in the Ordinary Course of Business, provided that Lenders inform such Person that such information is confidential and direct such Person to maintain the confidentiality of such information; (iv) as may otherwise be required by law, regulation or legal process; (v) to any Person in connection with any legal proceeding to which it is a party; or (vi) as provided in Section 5.1(xiii). Section 6.15Intercreditor Agreement. (a)Notwithstanding anything to the contrary in this Agreement or in any other Loan Document: (i) the Liens granted to the Collateral Agent in favor of the Secured Parties pursuant to the Loan Documents and the exercise of any right related to any collateral hereunder or thereunder shall be subject, in each case, to the terms of the Intercreditor Agreement, (ii) in the event of any conflict between the express terms and provisions of this Agreement or any other Loan Document, on the one hand, and of the Intercreditor Agreement, on the other hand, the terms and provisions of the Intercreditor Agreement shall control, (iii) any collateral (including the Collateral) under the Loan Documents held by (or in the possession or control of) the ABL Agent (as defined in the Intercreditor Agreement) (or its agents or bailees) shall be held as agent and bailee for security, Lien perfection and control purposes in favor of the Collateral Agent (for the benefit of the Secured Parties) in accordance with the terms of the Intercreditor Agreement and the Loan Documents, and (iv) each Lender hereunder authorizes and instructs the Collateral Agent to execute the Intercreditor Agreement on behalf of such Lender, and such Lender agrees to be bound by the terms thereof. (b) Each Lender hereunder authorizes and instructs the Collateral Agent, as the Collateral Agent and on behalf of such Lender, to enter into one or more intercreditor agreements (including the Intercreditor Agreement) from time to time pursuant to, or as contemplated by, the terms of this Agreement and agrees that it will be bound by the terms and provisions thereof and will take no actions contrary to the terms and provisions thereof. (c) Notwithstanding anything herein to the contrary, each of (i) the Obligations of the Loan Parties under this Agreement, (ii) the Lien and security interest granted to the Collateral Agent for the benefit of the Secured Parties pursuant to this Agreement and the other Loan Documents (including priority thereof), (iii) the release of Collateral from the Lien granted and created by the Loan Documents and (iv) the exercise of any right or remedy by the Collateral Agent under the Loan Documents are, in each case, subject to the provisions of the Intercreditor Agreement. In the event of any conflict or inconsistency between the provisions of the Intercreditor Agreement and this Agreement, the provisions of the Intercreditor Agreement shall control. 81 141540134

[SIGNATURE PAGE FOLLOWS] 82 141540134

IN WITNESS WHEREOF, the Lenders and the Borrower have caused this Agreement to be duly executed as of the date set forth above. BORROWER: NEOS THERAPEUTICS By: Name: Title: LENDERS: DEERFIELD PRIVATE DESIGN FUND III, L.P. By: Deerfield Mgmt III, L.P., General Partner By: J.E. Flynn Capital III, LLC, General Partner By: Name: Title: DEERFIELD SPECIAL SITUATIONS FUND, L.P. By: Deerfield Mgmt, L.P., General Partner By: J.E. Flynn Capital, LLC, General Partner By: Name: Title: 83 141540134

SCHEDULE 1 Schedule 1-1 141540134 LENDER ALLOCATION OF DISBURSEMENTS AND PAYMENTS Deerfield Private Design Fund III, L.P. 66 2/3% Deerfield Special Situations Fund, L.P. 33 1/3%

Exhibit 2.3 Share Payment Provisions If the Borrower elects, in lieu of paying in cash any principal or interest due and payable under Section 2.3 or Section 2.7 of the Facility Agreement (the “Agreement”), as applicable, to satisfy any such amounts due through the issuance of Freely Tradeable Shares (as defined below), pursuant to Section 2.3 or Section 2.7 of the Agreement, the following terms shall apply: 1. Defined Terms. Capitalized terms used in this Exhibit 2.3 and not otherwise defined herein shall have the meanings set forth in the Agreement. To the extent there is any conflict between terms defined in this Exhibit 2.3 and the use of such terms in any other Loan Document, for purposes of this Exhibit 2.3 and Section 2.3, such terms shall have the meanings set forth herein. For purposes of this Exhibit, the following terms shall have the following meanings: “2019 Principal Payment Date” has the meaning set forth in Section 5(d) of this Exhibit. “Applicable Trading Period” has the meaning set forth in Section 4(b) of this Exhibit. “Bloomberg” means Bloomberg Financial Markets or an equivalent, reliable reporting service mutually acceptable to and designated by the Borrower and the Required Lenders. “Convertible Securities” means any stock or securities (other than Options) directly or indirectly convertible into or exchangeable or exercisable for shares of Common Stock. “Credit Amount” means any Interest Credit Amount or any Principal Credit Amount, as applicable. “Delisting Event” means any of the following: (i) the Common Stock is not listed on a Principal Market (as defined in the Notes), (ii) trading in the Common Stock on the Principal Market is suspended, or (iii) the Borrower is not in compliance with any rule or regulation, which non-compliance would result in the suspension or cessation of the trading or listing of the Common Stock on the Principal Market. “Failure Amount” has the meaning set forth in Section 8 of this Exhibit. “Floor Price” has the meaning set forth in Section 3 of this Exhibit. “Freely Tradeable Shares” means any shares of Common Stock which, at the time of issuance thereof, (i) are duly authorized, validly issued, fully paid and non-assessable; (ii) are eligible for resale by the Lenders, without limitation or restriction (including any volume limitation, but excluding any current public information requirement for so long as such current public information requirement is satisfied) under state or Federal securities laws, pursuant to Rule 144 under the Securities Act; and (iii) do not bear, and are not subject to, any restrictive legend, stop transfer or similar restriction. Ex.2.3-1 141540134

“Interest Credit Amount” has the meaning set forth in Section 4(a) of this Exhibit. “Interest Payment Shares” means a number of shares of Common Stock equal to the applicable Share Issuance Amount divided by the Interest Payment Share Price. “Interest Payment Share Price” means 93% of the lesser of (i) the Last Bid Price prior to the Interest Payment Date and (ii) the arithmetic average of the Volume Weighted Average Price on each of the ten (10) consecutive Trading Days immediately preceding the Interest Payment Date. “Issuance Period” means, with respect to a Share Issuance Notice pursuant to which the Borrower elects to repay principal, the period commencing on the third Trading Day following delivery of the Share Issuance Notice and ending at the completion of ten (10) consecutive Trading Days (including such initial Trading Day) thereafter; provided, that in the event of the occurrence of a Share Delivery Failure during any Issuance Period, such Issuance Period shall be deemed to have ended at the completion of the date on which such Share Delivery Failure has occurred and, provided, further, that the Issuance Period shall be deemed to have ended at such time during an Issuance Period as Partial Reference Date Shares are issuable in accordance with Section 4(b) of this Exhibit 2.3. “Last Bid Price” means, with respect to any security as of any time of determination, the last (closing) bid price on the Principal Market as reported by, or based upon data reported by, Bloomberg. “Market Capitalization” means, as of any date of determination, the product of (i) the number of issued and outstanding shares of Common Stock as of such date (exclusive of any shares of Common Stock issuable directly or indirectly upon exercise of any Options or conversion of the Notes or any other Convertible Securities), multiplied by (ii) the closing price per share of Common Stock as of the preceding Trading Day on the Principal Market, as reported by, or based upon data reported by, Bloomberg. “Options” means any rights, warrants, options or restricted stock options to subscribe for or purchase shares of Common Stock or Convertible Securities. “Partial Reference Date Shares” has the meaning set forth in Section 4(b) of this Exhibit. “Principal Credit Amount” has the meaning set forth in Section 4(b) of this Exhibit. “Principal Market” means the principal securities exchange or trading market for the Common Stock. “Principal Share Issuance Closing Date” has the meaning set forth in Section 4(b) of this Exhibit. “Principal Share Issuance Notice” has the meaning set forth in Section 3 of this Exhibit. “Reference Date” has the meaning set forth in Section 4(b) of this Exhibit. Ex.2.3-2 141540134

“Share Delivery Failure” has the meaning set forth in Section 8 of this Exhibit. “Share Issuance Amount” has the meaning set forth in Section 3 of this Exhibit. “Share Issuance Closing Date” has the meaning set forth in Section 4(b) of this Exhibit. “Share Issuance Limit” means 2,135,625 shares of Common Stock, subject to appropriate adjustment for any Stock Events occurring after November 5, 2018, and a “ Lende r’s S hare Issuance Limit” means such Lender’s Pro Rata Share of the Share Issuance Limit. “Stock Event” shall have the meaning given to such term in the Notes. “Trading Day” means any day on which the Common Stock is traded for at least six hours on the Principal Market. “Unsatisfied Principal Amount” has the meaning set forth in Section 9 of this Exhibit. “Volume Weighted Average Price” means, for the Common Stock as of any Trading Day, the volume weighted average sale price of the Common Stock on the Principal Market as reported by Bloomberg. Volume Weighted Average Price will be determined without regard to after-hours trading or any other trading outside of the regular trading hours. “Withholding Date” means the first date on which the Borrower withholds or determines that it is required to withhold any Taxes as a result of the provisions of this Exhibit or the issuance of any shares of Common Stock, or consummation of any transactions, as contemplated hereby. 2. General. Subject to the terms and conditions of this Exhibit, the Borrower’s valid exercise of its share issuance rights under this Exhibit and subsequent fulfillment of its obligations hereunder (including the issuance of the applicable number of Freely Tradeable Shares and payment of any applicable Prepayment Fees and Make Whole Interest) shall be deemed to satisfy its obligation (i) to pay interest on the Interest Payment Date for which such share issuance right is being exercised or (ii) to repay the amount of principal for which such share issuance right is being exercised, as applicable. 3. Exercise of Share Issuance Rights. Subject to the terms and conditions of this Exhibit, the Borrower may deliver to each of the Lenders notice by electronic mail (a “Share Issuance Notice”) of its intention to issue Freely Tradeable Shares pursuant to the provisions of this Exhibit in order to satisfy principal due under Section 2.3(a) of the Agreement or interest due on any Interest Payment Date under Section 2.7 of the Agreement, in each case, by delivering such Freely Tradeable Shares to the Lenders; provided, however, that, in addition to the limitations set forth in Section 5 of this Exhibit, (i) the Borrower may not deliver a Share Issuance Notice in respect of the satisfaction of principal or interest on or prior to the six month anniversary of the Second Amendment Date, (ii) a Share Issuance Notice may only be delivered between the close of regular trading on a Trading Day and three (3) hours prior to the opening of regular hours on the following Trading Day; (iii) a Share Issuance Notice in respect of the Ex.2.3-3 141540134 satisfaction of interest may only be delivered on a date that is not more than fifteen (15) and not less than ten (10) Trading Days prior to the Interest Payment Date for the interest payment being satisfied through the issuance of Freely Tradable Shares; and (iv) the Borrower may not deliver a Share Issuance Notice or issue shares of Common Stock to satisfy interest or principal under this Exhibit (a) during the occurrence of a Delisting Event, (b) at any time on or after the date on which the Borrower has entered into, or publicly disclosed its intention to enter into, an agreement with respect to, or is otherwise subject to a transaction that would result in, a Change of Control, (c) at any time following the occurrence, and during the continuance, of an Event of Default or a Default, (d) from and after a Withholding Date, (e) if, as of the close of trading on the immediately preceding Trading Day, the Market Capitalization is less than $100,000,000, (f) to the extent that the aggregate number of shares of Common Stock issued pursuant to prior Share Issuance Notices has equaled the Share Issuance Limit, (g) unless all material information regarding the Borrower (including any material information that may be included in, or reflected by, the Share Issuance Notice) has been publicly disclosed in a report filed pursuant to the Exchange Act or has been otherwise publicly disclosed in a manner compliant with Regulation FD, (h) unless all shares of Common Stock issuable pursuant to such Share Issuance Notice will, at the time of issuance, be Freely Tradeable Shares, (i) if the transfer agent for the Common Stock is not participating in DTC’s Fast Automated Securities Transfer Program, (j) if any Lender, after consultation with outside counsel of its choosing, promptly advises the Borrower that the receipt or resale of Common Stock issued or issuable hereunder would result in such Lender being deemed an “underwriter” within the meaning of Section 2(11) under the Securities Act, (k) if the arithmetic average of the Volume Weighted Average Price on each of the ten (10) Trading Days immediately preceding such date is less than $3.00, subject to appropriate adjustment for any Stock Event following the Second Amendment Effective Date, or (l) if the Common Stock is subject to any DTC “chill,” “freeze” or similar restriction with respect to any DTC services, including the clearing of transactions in shares of the Common Stock through DTC (collectively, the “Share Issuance Conditions”). Subject to such provisions, a Share Issuance Notice shall be irrevocable, shall specify (x) the aggregate amount of interest or principal, as applicable, subject to such Share Issuance Notice, in each case, broken out by the amount due each Lender and (y) in the case of a Share Issuance Notice that provides for the satisfaction of principal through the issuance of Freely Tradeable Shares, a floor price (the “Floor Price”) that is no less than $3.00 per share, subject to appropriate adjustment for any Stock Event (such amount, a “Share Issuance Amount”). If the Lenders do not confirm receipt of the Share Issuance Notice within three (3) Trading Days of the delivery thereof, the Borrower shall thereafter use its reasonable best efforts to confirm (by email, telephonically or otherwise) such receipt, and in no event shall the Issuance Period commence unless and until the Lenders have confirmed such receipt. For the avoidance of doubt, the Borrower may exercise its right under this Exhibit 2.3, and may deliver a Share Issuance Notice, only one time with respect to the interest due and payable on any Interest Payment Date. 4. Share Issuance. (a) On each Interest Payment Date in respect of which a Share Issuance Notice has been delivered hereunder to provide for the satisfaction of interest through the issuance of Freely Tradeable Shares, by no later than 9:00 a.m., New York City time, the Borrower shall deliver to each Lender its Pro Rata Share of the applicable by causing the transfer Ex.2.3-4 141540134 agent for the Common Stock to electronically transmit such Interest Payment Shares to such Lender by crediting to the account of such Lender’s prime broker (as specified by such Lender no later than one Trading Day prior to the Interest Payment Date) with DTC through its Deposit/Withdrawal at Custodian (DWAC) system its Pro Rata Share of such Interest Payment Shares determined pursuant to Section 6 of this Exhibit. Concurrently with the valid delivery of the related Interest Payment Shares on the applicable Interest Payment Date, an amount (the “Interest Credit Amount”) of interest payable on such Interest Payment Date equal to the product of (x) the number of Interest Payment Shares issued and delivered to a Lender on such date multiplied by (y) the applicable Interest Payment Share Price, shall be deemed to have been satisfied. (b) To the extent that the Borrower elects to satisfy principal in Freely Tradeable Shares pursuant to a Share Issuance Notice, for each Trading Day during the applicable Issuance Period (each, a “Reference Date”), the Borrower shall issue to each Lender such Lender’s Pro Rata Share of an aggregate number of shares of Common Stock (rounded to the nearest whole share, with 0.5 being rounded up) equal to the product of (x) the number of shares of Common Stock traded at or above the Floor Price (on all exchanges and quotation systems on which shares of Common Stock are cited as having been traded, per the Bloomberg AQR function) on such Reference Date between 9:35 a.m., New York City time, and 3:55 p.m., New York City time (the “Applicable Trading Period”), multiplied by (y) 0.19 (the “Daily Issuance Shares”); provided, that, at such time on any Reference Date as the value (as determined in accordance with this Section 4(b)) of all shares issuable in respect of such Reference Date (up to such time of such Reference Date) (the “Partial Reference Date Shares”) together with the value of all shares issued or issuable hereunder in respect of prior Reference Dates during such Issuance Period are sufficient to satisfy the entire principal portion of the Share Issuance Amount then the Daily Issuance Shares shall be equal to the Partial Reference Date Shares and such Issuance Period and the Applicable Trading Period shall thereafter be deemed terminated for all purposes hereunder. Within two hours following the close of regular trading hours on each Reference Date for which Daily Issuance Shares are issuable hereunder, the Lenders shall deliver a notice (a “Daily Share Notice”) to the Borrower setting forth the number of Daily Issuance Shares and the portion of the Share Issuance Amount to be satisfied on the Principal Share Issuance Closing Date (as defined below) related to such Reference Date, together with appropriate calculations of such amount. By no later than 5:30 p.m., New York City time, on the second Trading Day following each Reference Date (each, a “Principal Share Issuance Closing Date”), the Company shall deliver to each Lender its Pro Rata Share of the applicable Daily Issuance Shares by causing the Company’s transfer agent to electronically transmit such Daily Issuance Shares to each Lender by crediting to the account of each Lender’s prime broker (as specified by such Lender no later than one Trading Day prior to the applicable Principal Share Issuance Closing Date) with DTC through its Deposit/Withdrawal at Custodian (DWAC) system its Pro Rata Share of such Daily Issuance Shares. Concurrently with the valid delivery of the related Daily Issuance Shares on each Principal Share Issuance Closing Date, an amount (the “Principal Credit Amount”) equal to the product of (x) the number of shares of Common Stock issued and delivered to a Lender on such date multiplied by (y) 93% of the Volume Weighted Average Price for shares of Common Stock that trade at or above the Floor Price during the Applicable Trading Period (on all exchanges and quotation systems on which shares of Common Stock are cited as having been traded, per the Bloomberg AQR function) on Ex.2.3-5 141540134 the applicable Reference Date shall be applied to, and reduce, the principal amount being satisfied through the issuance of Common Stock, in each case, in accordance with Sections 2.3(e) of the Agreement. (c) All shares of Common Stock issued and delivered pursuant to this Section 4 shall be Freely Tradeable Shares (and for the avoidance of doubt, only Freely Tradeable Shares shall be deemed to constitute Interest Payment Shares or Daily Issuance Shares and be applied to any Credit Amount). In connection with the issuance and delivery of any shares of Common Stock to the Lenders pursuant to this Section 4, the Borrower shall deliver to the transfer agent for its Common Stock, by no later than (i) the last Business Day prior to the Interest Payment Date for which a Share Issuance Notice has been delivered to provide for the satisfaction of interest or (ii) the first Principal Share Issuance Closing Date for each Issuance Period in respect of a Share Issuance Notice delivered to provide for the satisfaction of principal, as applicable, an opinion of counsel reasonably satisfactory to the Lenders, substantially in the form attached as Annex 1 to this Exhibit, relating to all shares of Common Stock to be issued and delivered to the Lenders as Freely Tradeable Shares, and such other instructions, documents and instruments as may be reasonably required by such transfer agent in connection with the issuance to the Lenders of Freely Tradeable Shares on the Interest Payment Date or during such Issuance Period, as applicable. Copies of such instructions, documents and instruments shall be provided to the Lenders promptly upon a request therefor. 5. Limitations on Share Issuances. Notwithstanding anything herein to the contrary: (a)The Borrower shall not issue to any Lender, and no Lender may acquire, a number of shares of Common Stock hereunder to the extent that, upon such issuance, the number of shares of Common Stock then beneficially owned by such Lender and its Affiliates and any other persons or entities whose beneficial ownership of Common Stock would be aggregated with such Lender’s for purposes of Section 13(d) of the Exchange Act (including shares held by any “group” of which the Lender is a member, but excluding shares beneficially owned by virtue of the ownership of securities or rights to acquire securities (including the Notes) that have limitations on the right to convert, exercise or acquire similar to the limitation set forth herein), would exceed 4.985% of the total number of shares of Common Stock then issued and outstanding (the “4.985% Cap”). For purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and applicable regulations of the SEC, and the percentage held by each Lender shall be determined in a manner consistent with the provisions of Section 13(d) of the Exchange Act. All Share Issuance Notices shall set forth the number of shares of Common Stock then outstanding. Upon written request of any Lender at any time, the Borrower shall, within one (1) Business Day, confirm orally and in writing to such Lender the number of shares of Common Stock then outstanding. At any time following delivery of a Share Issuance Notice and ending on the last Trading Day prior to the applicable Interest Payment Date or any applicable Principal Share Issuance Closing Date, each Lender shall have the right to deliver notice to the Borrower (a “Cap Notice”) (and, if applicable, shall be entitled to include such Cap Notice in a Daily Share Notice) stating the maximum number of shares of Common Stock that may be issued to such Lender without exceeding the maximum number of shares that such Lender may receive under the 4.985% Cap (the “Maximum Share Amount”), which shall be Ex.2.3-6 141540134 conclusive and binding upon the Borrower and such Lender. Notwithstanding anything herein to the contrary, in no event shall (i) the number of shares issued to a Lender pursuant to any Share Issuance Notice relating to interest or to a Lender on any Principal Share Issuance Closing Date exceed such Lender’s applicable Maximum Share Amount specified in such Lender’s Cap Notice; (ii) the aggregate number of shares issued to a Lender pursuant to any Share Issuance Notice, together with the shares previously issued to such Lender pursuant to Share Issuance Notices, exceed such Lender’s Share Issuance Limit; or (iii) any shares be issued to any Lender pursuant to a Share Issuance Notice relating to interest to the extent that all of the interest payment due on the applicable Interest Payment Dates have been otherwise satisfied or all Interest Payment Dates have occurred. For the avoidance of doubt, the Borrower shall not be entitled, or permitted, to issue an aggregate number of shares of Common Stock pursuant to this Exhibit 2.3 in excess of the Share Issuance Limit. (b) The Borrower shall not deliver more than one Share Issuance Notice on any day. Following the delivery of any Share Issuance Notice, from and after the delivery thereof, the Borrower shall not deliver a subsequent Share Issuance Notice until three (3) Trading Days following: (i) if the first such Share Issuance Notice provides for the satisfaction of interest through the issuance of Freely Tradeable Shares, the date all of the interest payable on the applicable Interest Payment Date shall have been satisfied in full and (ii) if the first such Share Issuance Notice provides for the satisfaction of principal through the issuance of Freely Tradeable Shares, the date that the Borrower shall have delivered a number of Freely Tradeable Shares equal to the Daily Issuance Shares for each Trading Day during the applicable Issuance Period and satisfied its obligation to pay (in cash) the Prepayment Fees and Make Whole Interest applicable to the principal repaid pursuant to such Share Issuance Notice. (c) Following the delivery of any Conversion Notice (as defined in the Notes) the Borrower shall not deliver a Share Issuance Notice that provides for the satisfaction of principal through the issuance of Freely Tradeable Shares until ten (10) Trading Days following the issuance of Conversion Shares pursuant to such Conversion Notice. (d) The Borrower shall not deliver a Share Issuance Notice that would result in any Issuance Period ending fewer than three (3) Trading Days prior to a date on which principal is due under Section 2.3(a) of the Purchase Agreement, except in connection with the 2019 Principal Payment so long as the Share Issuance Notice is delivered prior to the date the 2019 Principal Payment is due (the “2019 Principal Payment Date”). If the Borrower delivers a Share Issuance Notice prior to the 2019 Principal Payment Date and the Issuance Period with respect thereto shall not have ended prior to the 2019 Principal Payment Date, then for the 2019 Principal Payment Date and each calendar day thereafter, the difference between the Share Issuance Amount and the sum of the Principal Credit Amounts as of the end of each such day shall bear interest at the annual rate of 20%, compounded daily, and the Share Issuance Amount shall increase daily by the amount of such interest until the earlier of (i) such time as the sum of the Principal Credit Amounts equals the Share Issuance Amount as so increased and (ii) such time as the excess of the Share Issuance Amount, as so increased, over the sum of the Principal Credit Amounts has been paid by the Borrower to the Purchasers in cash. Notwithstanding anything to the contrary contained herein, if the Borrower delivers a Share Ex.2.3-7 141540134

Issuance Notice prior to the 2019 Principal Payment Date, then the Borrower shall not be obligated to pay an amount equal to the Share Issuance Amount on the 2019 Principal Payment Date, but (for the avoidance of doubt) the Borrower shall remain obligated to pay the portion of the 2019 Principal Payment in excess of the applicable Share Issuance Amount on the 2019 Principal Payment Date in accordance with the terms of the Facility Agreement. If, as of the end of the Issuance Period in respect of any such Share Issuance Notice, the Share Issuance Amount, as increased in accordance with this paragraph, exceeds the sum of the applicable Principal Credit Amounts for such Issuance Period, the Company shall pay such excess amount to the Lenders (ratably, based on their Pro Rata Shares), in cash by wire transfer of immediately available funds, on the first Business Day following the end of such Issuance Period. 6. Allocation Among Lenders. All shares of Common Stock issuable to the Lenders pursuant to this Exhibit, all Credit Amounts and all Failure Amounts shall be allocated pro rata among the Lenders based on each Lender’s Pro Rata Share. 7. Termination of Right to Issue Shares. If any of the Share Issuance Conditions is not satisfied at any time following the delivery of a Share Issuance Notice and prior to the Interest Payment Date to which the Share Issuance Notice relates or prior to any Principal Share Issuance Closing Date in respect of such Share Issuance Notice, the Borrower shall immediately notify each of the Lenders of such failure and the Borrower shall not be permitted to issue shares of Common Stock in lieu of the cash interest owed on such Interest Payment Date and none of the Daily Issuance Shares otherwise issuable on such Principal Share Issuance Closing Date shall be considered to have been delivered to the Lenders for any purposes hereunder. 8. Failure to Deliver Share Issuance Shares. If the Borrower fails on any Interest Payment Date or Principal Share Issuance Closing Date to cause the delivery of the Interest Payment Shares or Daily Issuance Shares, as applicable, required to be delivered on that date, and such failure is not cured within one (1) Trading Day following such Interest Payment Date or Principal Share Issuance Closing Date (a “Share Delivery Failure”), the Share Issuance Amount in respect of such Interest Payment Date or Principal Share Issuance Closing Date, as applicable, shall not be reduced in respect of such Interest Payment Shares or Daily Issuance Shares until such shares are actually issued and delivered, and in addition to all other rights and remedies of the Lenders and the Lenders under this Exhibit, the Agreement and the other Loan Documents, the Borrower shall promptly pay to each of the Lenders, for each day that such Share Delivery Failure occurs or continues, an amount equal to five percent (5%) of the amount that would have constituted such Lender’s Credit Amount on such day had such failure not occurred (the “Failure Amount). 9. Borrower Reporting.The Borrower shall file with the SEC a Current Report on Form 8-K disclosing its delivery of a Share Issuance Notice include the amount of principal or interest to which such Share Issuance Notice relates, no later than 8:35 a.m., New York City time, on the Trading Day immediately following the date the applicable Share Issuance Notice is sent by the Borrower. In addition, if as of the end of the Issuance Period in respect of any Share Issuance Notice, the Credit Amounts for such Issuance Period are less than the Share Issuance Amount specified in the Share Issuance Notice (such shortfall, the Ex.2.3-8 141540134

“Unsatisfied Principal Amount”), then no later than 8:35 a.m., New York City time, on the Trading Day immediately following the expiration of such Issuance Period, the Borrower shall file with the SEC a Current Report on Form 8-K disclosing the portion of the Share Issuance Amount that was satisfied through the issuance of Freely Tradeable Shares, and the Unsatisfied Principal Amount as of the end of the Issuance Period. Ex.2.3-9 141540134

Annex 1 to Exhibit 2.3 - Payment Share Provisions [Date] [Transfer Agent Name and Address] Attention: [ ] Re: Neos Therapeutics, Inc. (the “Borrower”) Ladies and Gentlemen: Pursuant to Section 3 of Exhibit 2.3 (the “Exhibit”) of that certain Second Amendment, dated November 5, 2018, to Facility Agreement (as amended to date, the “Facility Agreement”), dated as of May 11, 2016, between the Borrower and the Lenders party thereto from time to time (each an “Lender” and collectively, the “Lenders”), the Borrower has delivered to the Lenders a Share Issuance Notice (as defined in the Exhibit), dated as of [ , _], pursuant to which the Borrower has elected to satisfy certain payment obligations under the Facility Agreement by issuing shares of Common Stock to the Lenders. Capitalized terms used but not defined herein shall have the meanings set forth in the Facility Agreement or the Exhibit, as applicable. We are counsel for the Borrower and have been requested to furnish to you an opinion with respect to all of the shares of Common Stock of the Borrower that will be issued to the Lenders in connection the abovementioned Share Issuance Notice (the “Shares”). As a basis for this opinion, we have received and reviewed (1) the Facility Agreement, including the Exhibit, (2) the Share Issuance Notice, (3) an officer’s certificate from the Borrower and (4) such other documents as we have deemed relevant or necessary. On the basis of the foregoing and assuming the accuracy of the aforementioned representations of each Lender, it is our opinion that the Shares may be resold by each Lender without restriction under the Securities Act of 1933, as amended, and, accordingly, the Shares may be issued without any restrictive legend to each Lender or its designee in accordance with each such Lender’s instructions with respect to the Shares delivered to such Lender. Any questions concerning theforegoing opinion should be communicated to [ ] of this firm. Very truly yours, [ ] [ ],[ ] cc: [Lenders] Ex.2.3-10 141540134

EXHIBIT C COMPLIANCE CERTIFICATE [letterhead of the Borrower] To: Deerfield Management Company, L.P. 780 Third Avenue, 37th Floor New York, NY 10017 Fax: 212-599-3075 Email: dclark@deerfield.com Attn: David J. Clark Re: Compliance Certificate dated Ladies and Gentlemen: Reference is made to that certain Facility Agreement dated as of May 11, 2016 (as amended, restated or otherwise modified from time to time, the "Facility Agreement") between Neos Therapeutics, Inc., a Delaware corporation (the “Borrower”), and the lenders set forth on the signature page thereto. Capitalized terms used in this Compliance Certificate have the meanings set forth in the Facility Agreement unless specifically defined herein. Pursuant to Section 5.1(v) of the Facility Agreement, the undersigned Chief Financial Officer of the Borrower hereby certifies on behalf of each Loan Party (solely in his capacity as an officer of the Borrower and not in his individual capacity) that: 1. The financial statements of the Loan Parties for the -month period ending attached hereto have been prepared in accordance with GAAP and fairly present the financial condition of the Loan Parties for the periods and as of the dates specified therein. 2. As of the date hereof, there does not exist any Default or Event of Default. 3. The Loan Parties are in compliance with the applicable financial covenants contained in Section 5.3 of the Facility Agreement for the periods covered by this Compliance Certificate. Attached hereto are statements of all relevant facts and computations in reasonable detail sufficient to evidence the Loan Parties’ compliance with such financial covenants, which computations were made in accordance with GAAP. IN WITNESS WHEREOF, this Compliance Certificate is executed by the undersigned this day of , . NEOS THERAPEUTICS, INC., as the Borrower Ex.C-1 141540134

By: _ Name: Title: Chief Financial Officer Ex.C-2 141540134

EXHIBIT A-II Amended and Restated Schedules to Amended Facility Agreement 141565389

Schedule 3.1(h) Pending Actions None. ACTIVE/101033086.1

Schedule 3.1(m) Intellectual Property Neos Therapeutics, Inc. has a non-exclusive license agreement with Shire LLC (“Shire”) for certain of Shire's patents with respect to the company’s Adzenys XR-ODT new drug application. ACTIVE/101033086.1

Schedule 3.1(p) Marketing/Sale Rights None. ACTIVE/101033086.1

Schedule 3.1(q) Authorizations In April 2007, the FDA announced entry of a Consent Decree of Permanent Injunction (the “Consent Decree”), against PharmaFab, Inc., the predecessor corporation of Neos Therapeutics, Inc. (“PharmaFab”), one of PhamaFab’s subsidiaries and two of Pharmafab’s officials (collectively, the “Defendants”). The Consent Decree arose out of several perceived current Good Manufacturing Practice (“cGNP”) deficiencies related to the manufacture of unapproved drugs or Drug Efficacy Study Implementation drugs that the company no longer manufactures. Pursuant to the Consent Decree, the Defendants were permanently restrained and enjoined from directly or indirectly manufacturing, processing, packing, labeling, holding or distributing any prescription drugs that are not the subject of a new drug application or an abbreviated new drug application. To date, the consent decree has had no material impact on the company’s current business operations or its ability to pursue approval of product candidates. ACTIVE/101033086.1

Schedule 3.1(t) Subsidiaries ACTIVE/101033086.1 Owner Subsidiary Jurisdiction of Subsidiary Percentage of Equity Interests Owned Neos Therapeutics, Inc. Neos Therapeutics Commercial, LLC Delaware 100% Neos Therapeutics, Inc. Neos Therapeutics Brands, LLC Delaware 100% Neos Therapeutics, Inc. Neos Therapeutics, LP Texas 99% PharmaFab Texas, LLC Neos Therapeutics, LP Texas 1% Neos Therapeutics, Inc. PharmaFab Texas, LLC Texas 100%

Schedule 3.1(u) Compliance with Health Care Laws None. ACTIVE/101033086.1

Schedule 3.1(x) Proceedings; Audits None. ACTIVE/101033086.1

EXHIBIT A-III Amended and Restated Schedules to Security Agreement 141565389

SCHEDULE 1 INVESTMENT PROPERTY A. PLEDGED EQUITY B. PLEDGED NOTES None. ACTIVE/101032594.2 Grantor Issuer Jurisdiction of Issuer Percentage of Equity Interests Owned Percentage of Equity Interests Pledged Certificate No. Neos Therapeutics, Inc. Neos Therapeutics Commercial, LLC Delaware 100% 100% N/A Neos Therapeutics, Inc. Neos Therapeutics Brands, LLC Delaware 100% 100% N/A Neos Therapeutics, Inc. Neos Therapeutics, LP Texas 99% 99% N/A PharmaFab Texas, LLC Neos Therapeutics, LP Texas 1% 1% N/A Neos Therapeutics, Inc. PharmaFab Texas, LLC Texas 100% 100% N/A

SCHEDULE 2 FILINGS AND PERFECTION ACTIVE/101032594.2 Grantor Filing Neos Therapeutics, Inc. UCC-1 filed with the Secretary of State of the State of Delaware Intellectual Property Security Agreement filed with the United States Patent and Trademark Office Neos Therapeutics Commercial, LLC UCC-1 filed with the Secretary of State of the State of Delaware Neos Therapeutics Brands, LLC UCC-1 filed with the Secretary of State of the State of Delaware Neos Therapeutics, LP UCC-1 filed with the Secretary of State of the State of Texas Intellectual Property Security Agreement filed with the United States Patent and Trademark Office First Supplement to Intellectual Property Security Agreement filed with the United States Patent and Trademark Office PharmaFab Texas, LLC UCC-1 filed with the Secretary of State of the State of Texas

SCHEDULE 3 GRANTOR INFORMATION ACTIVE/101032594.2 Grantor (Exact Legal Name) State/ Country of Organization Federal Employer Identification Number Chief Executive Office Address Organizational Identification Number Neos Therapeutics, Inc. Delaware 27-0395455 2940 N. Hwy 360 Grand Prairie, TX 75050 4698824 Neos Therapeutics Commercial, LLC Delaware 37-1793424 2940 N. Hwy 360 Grand Prairie, TX 75050 5826332 Neos Therapeutics Brands, LLC Delaware 35-2542235 2940 N. Hwy 360 Grand Prairie, TX 75050 5826333 Neos Therapeutics, LP Texas 75-2822938 2940 N. Hwy 360 Grand Prairie, TX 75050 0012158510 PharmaFab Texas, LLC Texas 75-2822937 2940 N. Hwy 360 Grand Prairie, TX 75050 0705103722

SCHEDULE 4 A. PLACE OF BUSINESS/LOCATIONS OF COLLATERAL B. OTHER LOCATIONS OF COLLATERAL WHERE INVENTORY EXCEEDS $100,000 C. COLLATERAL IN POSSESSION OF LESSOR, BAILEE, CONSIGNEE OR WAREHOUSEMAN None. ACTIVE/101032594.2 Grantor Address Owned or Leased? (and if leased, the Lessor’s name and notice address) Neos Therapeutics, Inc. Cardinal Health Dba Specialty Pharmaceutical Services 15 Ingram Blvd. La Vergne, TN 37086 3PL distribution center Cardinal Health 105, Inc. Specialty Pharmaceutical Services 15 Ingram Blvd LaVergne, TN 37086 Attn: Vice President of Sales Grantor Address Owned or Leased? (and if leased, the Lessor’s name and notice address) Neos Therapeutics, LP 2940 N. Hwy 360 Grand Prairie, TX 75050 Lessor: Riverside Business Green, LP c/o Greenfield Partners, LLC. 2 Post Road West Westport, Connecticut 06880 Attn: Barry P. Marcus Neos Therapeutics, Inc. 1787 Sentry Parkway West Veva 16, Suite 130 Blue Bell, PA 19422 Lessor: 16-18 KPG III Sentry, LLC c/o Keystone Property Group, L.P. 125 E. Elm Street, Suite 400 Conshohocken, PA 19428

SCHEDULE 5 INTELLECTUAL PROPERTY Patents (All owned by Neos Therapeutics, LP) ACTIVE/101032594.2 Application No. Application Date Patent No. Registration Date 11/068,124 02/28/2005 8,318,210 11/27/2012 14/045,671 10/03/2013 9,522,120 12/20/2016 PCT/US06/06670 (PCT) 02/24/2006 N/A N/A 2599585 (Canada) 02/24/2006 2599585 05/20/2014 2007010541 (Mexico) 02/24/2006 295500 02/02/2012 12/717,251 03/04/2010 8,840,924 09/22/2014 PCT/US08/65408 (PCT) 05/30/2008 N/A N/A 2,689,101 (Canada) 05/30/2008 2,689,101 01/22/2013 12/985,340 01/05/2011 8,470,375 06/25/2013 13/490,697 06/07/2012 8,512,759 08/20/2013 13/904,739 05/29/2013 9,057,675 06/16/2015 13/210,829 08/16/2011 N/A N/A PCT/US12/44698 06/28/2012 N/A N/A 13/947,881 07/22/2013 8,709,491 04/29/2014 13/844,537 03/15/2013 9,017,731 04/28/2015 14/661,639 03/18/2015 9,265,737 02/23/2016 13/844,555 03/15/2013 9,839,619 12/12/2017 13/844,628 03/15/2013 N/A N/A 13/844,584 03/15/2013 9,072,680 07/07/2015 13/947,907 07/22/2013 9,089,496 07/28/2015 13/947,861 07/22/2013 N/A N/A 13/844,510 03/15/2013 N/A N/A 12805240.4 (EP) 06/28/2012 N/A N/A PCT/US17/59256 (PCT) 10/31/2017 N/A N/A 2017353921 (AU) 04/29/2019 N/A N/A 17868418.9 (EP) 04/29/2019 N/A N/A 10-2019-7015402 (KR) 05/29/2019 N/A N/A 16/346,850 05/01/2019 N/A N/A PCT/US12/45255 (PCT) 07/02/2012 N/A N/A 12/130,762 05/30/2008 8,313,770 11/20/2012

Trademarks Trademark Applications1 None. Registered Copyrights 1 Intent-to-use trademarks for which a statement of use has not been filed have not been listed on this schedule, as they are excluded from the collateral package. ACTIVE/101032594.2 Owner Description of the Mark App. No. Filing Date Reg. No. Reg. Date Neos Therapeutics, LP 85949275 6/3/13 5045871 9/20/16 Neos Therapeutics, LP NEOS THERAPEUTICS 85947902 5/31/13 5281476 9/5/17 Neos Therapeutics, LP Neos Therapeutics 77202145 6/09/07 3951112 4/25/11 Neos Therapeutics, LP DTRS 78671913 7/16/05 3514099 10/07/08 Neos Therapeutics, LP Dynamic Time Release Suspension 78671915 7/16/05 3514100 10/07/08 Neos Therapeutics, Inc. 87599332 9/7/17 5628952 12/11/18 Neos Therapeutics, Inc. 86847760 12/14/15 5147879 2/21/17 Neos Therapeutics, Inc. 86847780 12/14/15 5387222 1/23/18 Neos Therapeutics, Inc. 86847757 12/14/15 5111115 12/27/16

None. Copyright Applications None. Licenses/Franchising Agreements Neos Therapeutics, Inc. has a non-exclusive license agreement with Shire LLC (“Shire”) for certain of Shire's patents with respect to the company’s Adzenys XR-ODT new drug application. ACTIVE/101032594.2

SCHEDULE 6 DEPOSITARY AND OTHER DEPOSIT ACCOUNTS ACTIVE/101032594.2 Owner Name and Address of Bank Account Number Type of Account Neos Therapeutics, Inc. First Republic Bank 12626 Hugh Bluff Dr., Suite 400 San Diego, CA 92130 Checking Neos Therapeutics, Inc. First Republic Bank 12626 Hugh Bluff Dr., Suite 400 San Diego, CA 92130 Funding Neos Therapeutics, LP First Republic Bank 12626 Hugh Bluff Dr., Suite 400 San Diego, CA 92130 Checking Neos Therapeutics, LP First Republic Bank 12626 Hugh Bluff Dr., Suite 400 San Diego, CA 92130 Lockbox Neos Therapeutics Brands, LLC First Republic Bank 12626 Hugh Bluff Dr., Suite 400 San Diego, CA 92130 Lockbox Neos Therapeutics, Inc. US Bank Investment

SCHEDULE 7 COMMERCIAL TORT CLAIMS None. ACTIVE/101032594.2

EXHIBIT A-IV Fourth Amendment Perfection Certificate 141565389

Perfection Certificate October 2, 2019 Reference is hereby made to that certain Facility Agreement dated as of May 11, 2016 (as amended by that certain (i) First Amendment to Facility Agreement dated as of June 1, 2017, by and among Neos Therapeutics, Inc., a Delaware corporation (the “Borrower”) , the Guarantors party thereto and the Lenders party thereto, (ii) Second Amendment to Facility Agreement dated as of November 5, 2018 among the Borrower, Guarantors and Lenders, (iii) Third Amendment to Facility Agreement dated as of March 29, 2019 among the Borrower, Guarantors and Lenders and (iv) Fourth Amendment to Facility Agreement dated as of the date hereof among the Borrower, Guarantors and Lenders, and as it may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the "Agreement"), by and among the Lenders party thereto and the Borrower. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement. Any terms (whether capitalized or lower case) used in this Perfection Certificate that are defined in the UCC shall be construed and defined as set forth in the UCC unless otherwise defined herein or in the Agreement; provided that to the extent that the UCC is used to define any term used herein and if such term is defined differently in different Articles of the UCC, the definition of such term contained in Article 9 of the UCC shall govern. Each of the undersigned hereby certifies to Collateral Agent (for the benefit of the Secured Parties) and each of the Lenders as follows as of the date hereof: 1. Loan Party Information: (a) Jurisdictions of Formation; Foreign Business Qualifications: Each Loan Party is (i) the type of entity disclosed next to its name below, (ii) duly formed and validly existing under the laws of the jurisdiction disclosed next to its name below and (iii) qualified to do business in the jurisdictions disclosed next to its name below. Except as indicated below, no Loan Party has changed its jurisdiction of organization at any time during the past four months. Perfection Certificate US_141510786v3_333285-00127 9/29/2019 2:53 PM LOAN PARTY ENTITY TYPE AND JURISDICTION OF FORMATION FOREIGN BUSINESS QUALIFICATIONS Neos Therapeutics, Inc. Corporation, Delaware None Neos Therapeutics Commercial, LLC LLC, Delaware None Neos Therapeutics Brands, LLC LLC, Delaware None PharmaFab Texas, LLC LLC, Texas None Neos Therapeutics, LP LP, Texas None

(b) Names: The exact legal name of each Loan Party, as such name appears in its certified certificate of incorporation, articles of incorporation, certificate of formation, or any other organizational document, is set forth below. Also set forth below next to the name of each Loan Party is (i) a list of any other prior legal names such Loan Party has had in the past five years, together with the date of the relevant name change, (ii) a list of all other names used by such Loan Party in connection with any business or organization to which such Loan Party became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise or on any filings with the Internal Revenue Service, in each case, at any time in the past five years, and (iii) a list of all of the present and prior trade names used by such Loan Party at any time in the past five years. (c) Collateral Locations: Set forth below is a list of all real property locations owned or leased by each Loan Party Obligor, including (i) the Collateral located on, and uses of, such real property, (ii) the addresses of each parcel of real property and (iii) whether owned or leased (and if leased, the complete name and notice address of the lessor). Except as described below, no Loan Party Obligor has entered into any leases, subleases, tenancies, franchise agreements, licenses or other occupancy arrangements as owner, lessor, sublessor, licensor, franchisor or grantor with respect to any real property and no Loan Party Obligor has any leases which require the consent of the landlord, tenant or other party thereto to the transactions contemplated by the Loan Documents. Perfection Certificate US_141510786v3_333285-00127 9/29/2019 2:53 PM LOAN PARTY OBLIGOR COLLATERAL DESCRIPTION/USE (indicate if any fixtures) COLLATERAL LOCATION OR PLACE OF BUSINESS (INCLUDING CHIEF EXECUTIVE OFFICE) OWNER/LE SSOR (IF LEASED) Neos Therapeutics, LP Inventory Manufacturing equipment Lab equipment Leasehold improvements 2940 N. Hwy, 360 Suites 100, 200 and 400* Grand Prairie, TX 75050 Neos (Owner) LOAN PARTY LEGAL NAME PRIOR LEGAL NAMES OTHER NAMES EXISTING/PRIOR TRADE NAMES Neos Therapeutics, Inc. None None None Neos Therapeutics Commercial, LLC None None None Neos Therapeutics Brands, LLC None None None PharmaFab Texas, LLC None None None Neos Therapeutics, LP None None None

(Lessor) Leasing Financial LLC (Lessor) (Lessor) Perfection Certificate US_141510786v3_333285-00127 9/29/2019 2:53 PM Computer equipment and s/w IP Cash * Corporate offices Neos Therapeutics, LP Manufacturing equipment Lab equipment Computer equipment (certain pieces only) 2940 N. Hwy, 360 Suites 100, 200 and 400 Grand Prairie, TX 75050 Essex Capital Corporation Neos Therapeutics, LP Forklift 2940 N. Hwy, 360 Suites 100 and 200 Grand Prairie, TX 75050 N J Malin - Raymond Corporation (Lessor) Neos Therapeutics, LP Lab equipment 2940 N. Hwy, 360 Suites 100 and 200 Grand Prairie, TX 75050 DeLage Landen Services (Lessor) Neos Therapeutics, Inc. Neos Therapeutics Commercial, LLC Neos Therapeutics Brands, LLC PharmaFab Texas, LLC Neos Therapeutics, LP Office, manufacturing facility, laboratory 2940 N. Hwy, 360 Suite 100, 200 and 400 Grand Prairie, TX 75050 GDI Portfolio I Acquisition, Neos Therapeutics, Inc. Neos Therapeutics Commercial, LLC Neos Therapeutics Brands, LLC PharmaFab Texas, LLC Neos Therapeutics, LP Office space 787 Sentry Park West, Viva 16, Suite 130 Blue Bell, PA 19422 16-18 KPG III Sentry, LLC Neos Therapeutics, Inc. Neos Therapeutics Commercial, LLC Neos Therapeutics Brands, LLC PharmaFab Texas, LLC Neos Therapeutics, LP Computer equipment and s/w 787 Sentry Park West, Viva 16, Suite 130 Blue Bell, PA 19422 Neos (Owner)

(d) Collateral in Possession of Lessor, Bailee, Consignee or Warehouseman: Set forth below is a list of all third parties with possession of any Collateral (including Inventory and Equipment) of any Loan Party Obligor, including (i) the name and address of such third party, (ii) a description of the Collateral in such third party's possession, and (iii) the location of such Collateral. (e) Litigation: Set forth below is a description of all claims, proceedings, litigation or investigations pending or (to the best of each Loan Party Obligor's knowledge) threatened against any Loan Party. None. (f)Capitalization of Loan Parties: Attached hereto as Exhibit A is a corporate organizational chart that lists each Loan Party and each of their respective Subsidiaries, and indicates whether any of the Loan Parties is inactive and has de minimis assets. Set forth below is a true and correct list of all of the issued and outstanding Stock of each Loan Party and its Subsidiaries and the record and beneficial owners of such Stock, along with the certificate number representing such Stock. Perfection Certificate US_141510786v3_333285-00127 9/29/2019 2:53 PM Loan Party Equityholder Equity Description Percentage of Outstanding Equity Issued by Loan Party Certificate (Indicate No.) Neos Therapeutics, Inc. Publicly traded company Common shares 100% Not available Neos Therapeutics Commercial, LLC Neos Therapeutics, Inc. LLC Interest 100% Not applicable Neos Therapeutics Brands, LLC Neos Therapeutics, Inc. LLC Interest 100% Not applicable PharmaFab Texas, LLC Neos Therapeutics, Inc. LLC Interest 100% Not applicable LOAN PARTY OBLIGOR ADDRESS OF COLLATERAL BAILEE/ CONSIGNEE/ WAREHOUSEMAN DESCRIPTION OF COLLATERAL Neos Therapeutics, LP Cardinal Health dba Specialty Pharmaceutical Services 15 Ingram Blvd. La Vergne, TN 37086 3PL (warehouseman) Inventory AR records

(g) Other Stock and Investment Property: Set forth below is a list of all Investment Property owned by any Loan Party Obligor, including any Stock not described above in Section 1(f). (h) Material Contracts: Set forth below is a list of all Material Contracts of any Loan Party. See attached Schedule 1(h). (i) Extraordinary Transactions: Except for those purchases, mergers, acquisitions, consolidations, and other transactions described below, all of the Collateral has been originated by each Loan Party in the ordinary course of business or consists of goods which have been acquired by such Loan Party in the ordinary course of business from a person in the business of selling goods of that kind. None. 2. Commercial Tort Claims: Set forth below is a true and correct list of all commercial tort claims held by any Loan Party, including a brief description thereof containing the case name and parties. None. 3. Deposit Accounts / Other accounts: Set forth below is a list of all Deposit Accounts, Securities Accounts, Commodiy accounts, Securities Entitlements and Commodity Contracts and all other depositary, securities, commodity and other accounts maintained by each Loan Party Obligor as of the date hereof, including for each such account (i) the name of the Loan Party Obligor maintaining the account, (ii) the name of the financial institution, securities intermediary, commodity intermediary or other Person at which the account is maintained, (iii) the account number and the purpose of the account and (iv) whether the account is a "Restricted Account". Perfection Certificate US_141510786v3_333285-00127 9/29/2019 2:53 PM Loan Party Obligor Name of Financial Institution Account Number (* indicates Purpose of Account Is the Account a "Restricted Account" as Loan Party Obligor Description Neos Therapeutics, Inc. Short term investment of excess cash or cash equivalents Neos Therapeutics, LP Neos Therapeutics, Inc. Partnership Interest 99% Not applicable Neos Therapeutics, LP PharmaFab Texas, LLC Partnership Interest 1% Not applicable

4. Intellectual Property: (a) Patents and Patent Applications: Set forth below is a complete and correct list of all patents and applications for patents owned by any Loan Party Obligor. See attached schedule 4(a). (b) Trademarks and Trademark Applications: Set forth below is a complete and correct list of all trademarks and applications for trademarks owned by any Loan Party Obligor. See attached schedule 4(b). (c) Copyrights and Copyright Applications: Set forth below is a complete and correct list of all copyrights and applications for copyrights owned by any Loan Party Obligor. Perfection Certificate US_141510786v3_333285-00127 9/29/2019 2:53 PM Loan Party Obligor Copyright Title Copyright Registration Date Copyright Registration Number Copyright Application Number None. account is approved for funding of loan proceeds) defined in Annex II (Yes or No?) Neos Therapeutics, Inc. US Bank Investment No Neos Therapeutics, Inc. First Republic Bank Checking No Neos Therapeutics, LP First Republic Bank Checking No Neos Therapeutics, LP First Republic Bank Funding No Neos Therapeutics, LP First Republic Bank Lock Box No Neos Therapeutics Brands, LLC First Republic Bank Lock Box No

(d) Intellectual Property Licenses: Set forth below is a complete and correct list of all Intellectual Property licenses entered into by any Loan Party Obligor pursuant to which (i) any Loan Party Obligor has provided any license or other rights in Intellectual Property owned or controlled by such Loan Party Obligor to any other Person (other than non-exclusive software licenses granted in the ordinary course of business) or (ii) any Person has granted to any Loan Party Obligor any license or other rights in Intellectual Property owned or controlled by such Person that is material to the business of such Loan Party, including any Intellectual Property that is incorporated in any Inventory or other product marketed, sold, licensed, or distributed by such Loan Party Obligor. (i) License Agreement by and between Neos Therapeutics, Inc. and Actavis Laboratories FL, Inc. dated October 17, 2017 (Adzenys XR-ODT) License Agreement by and between Neos Therapeutics, Inc. and Teva Pharmaceuticals USA, Inc. dated December 21, 2018 (Cotempla XR-ODT) (ii) License Agreement by and between Shire LLC and Neos Therapeutics, Inc. dated July 23, 2014 (Adzenys XR-ODT) License Agreement by and between Shire LLC and Neos Therapeutics, Inc. dated March 6, 2017 (Adzenys ER) Exclusive License Agreement by and between NeuRx Pharmaceuticals LLC and Neos Therapeutics, Inc. dated October 233, 2018 (NRX-101) 5. Insurance: A true and complete listing of all insurance carried by any Loan Party as of the date hereof, including issuers, coverages and deductibles, is set forth below. See attached Schedule 5. 6. Other Assets: A Loan Party Obligor owns the following kinds of assets: Perfection Certificate US_141510786v3_333285-00127 9/29/2019 2:53 PM

Aircraft: Yes No x Letter-of-Credit Rights: Yes No x Indebtedness (including as evidenced by promissory notes, instruments (other than checks to be deposited in the ordinary course of business), tangible chattel paper, and/or electronic chattel paper): Yes No x Vessels, boats or ships: Yes No x Railroad rolling stock: Yes No x Motor Vehicles or similar titled collateral. Yes No x If the answer is yes to any of these other types of assets, please describe on Exhibit B. 7. Existing Indebtedness: Set forth below is a complete and correct list of all existing Indebtedness of any Loan Party: [signature page follows] Perfection Certificate US_141510786v3_333285-00127 9/29/2019 2:53 PM Debt Exit Fee Gross Debt Deerfield Deerfield Private Design Fund III 30,000,000 500,159 30,500,159 Deerfield Special Situations Fund LP 15,000,000 250,080 15,250,080 Total Deerfield 45,000,000 750,239 45,750,239 Financing Leases Essex Lease Sch 1 145,939 145,939 Essex Lease Sch 2 1,135,623 1,135,623 N J Malin - Raymond Leasing Corporation 67,693 67,693 DeLage Landen Financial Services 388,750 388,750 Total financing leases 1,738,005 - 1,738,005 Earnouts Cornerstone Biopharma, Inc. 1,000,000 1,000,000 Total Debt 47,738,005 750,239 48,488,244

IN WITNESS WHEREOF, the undersigned have signed this Perfection Ce1tificate as of the date first set forth above. NEOS THERAPEUTICS, INC. By Name: Gerald McLaugh li n Title: Ch iefExecuti ve Officer NEOS THERAPEUTICS COMMERCIAL, LLC By: Name: Gerald McLaughlin Title: Chief Executive Officer - NEOS THERAPEUTICS BRANDS, LLC By: crk Name: Gera ld McLaughlin Title: Chief Executive Officer PHARMAFAB TEXAS, LLC By : C (k"-:-:-:---L --Name: Gerald McLaughlin Title: Sole Manager NEOS THERAPEUTICS, LP By: PharmaFab Texas, LLC, I ts General Partner 9/1-By: Name: Gerald McLaughli n Title: Sole Manager Perfection Certificate US_ I41 51 0786v3_333285-001 27 9/2912019 2:53 PM

Exhibit A CORPORATE ORGANIZATIONAL CHART Perfection Certificate US_141510786v3_333285-00127 9/29/2019 2:53 PM

Neos hold all cash received from funding less working capital intercompany transfers. 100% 100% 100% Inactive Holds investment in LP Inactive 99% Sales of NT Brand products Deminimus assets 1% LP includes the following: Payroll for all employees All contract Manufacturing All current operations 75-2822938 Neos Therapeutics, LP 75-2822937 PharmaFab, Texas, LLC (General Partner) 35-2542235 Neos Therapeutics Brands LLC 37-1793424 Neos Therapeutics Commercial LLC 27-0395455 Neos Therapeutics, Inc

Exhibit B DESCRIPTION OF OTHER ASSETS 11 ACTIVE/99933240.7 141510786 US_141510786v3_333285-00127 9/29/2019 2:53 PM

Schedule 1(h) – Material Agreements Out licenses: License Agreement between Neos Therapeutics, Inc. and Actavis Laboratories FL, Inc. dated October 17, 2017 (Adzenys XR-ODT) License Agreement between Neos Therapeutics, Inc. and Teva Pharmaceuticals USA, Inc. dated December 21, 2018 (Cotempla XR-ODT) In licenses: License Agreement between Shire LLC and Neos Therapeutics, Inc. dated July 23, 2014 (Adzenys XR-ODT) License Agreement between Shire LLC and Neos Therapeutics, Inc. dated March 6, 2017 (Adzenys ER) Exclusive License Agreement between NeuRx Pharmaceuticals LLC and Neos Therapeutics, Inc. dated October 23, 2018 (NRX-101) Asset Purchase Agreements: Asset Purchase Agreement by and between Neos Therapeutics, Inc. and Cornerstone BioPharma, Inc. dated August 28, 2014 Settlement Agreements: Settlement Agreement by and between Shire LLC and Neos Therapeutics, Inc. dated July 23, 2014 Settlement Agreement by and between Neos Therapeutics, Inc. and Actavis Laboratories FL, Inc. dated October 17, 2017 Settlement Agreement by and between Neos Therapeutics, Inc and Teva Pharmaceuticals USA, Inc. dated December 21, 2018 Leases: Commercial Lease Agreement by and between Riverside Business Green and Neos Therapeutics, LP dated June 29, 1999, as amended Employment Agreements: Amended and Restated Employment Agreement by and between Neos Therapeutics, Inc. and Richard I. Eisenstadt dated July 10, 2015 Employment Agreement dated June 27, 2018 by and between Neos Therapeutics, Inc. and Gerald McLaughlin Debt: Facility Agreement between Neos Therapeutics, Inc. and Deerfield (as lenders), including Amendments One, Two and Three ACTIVE/100087486.1

Guaranty and Security Agreement between Neos Therapeutics, Inc. and Deerfield (as lenders) dated May 11, 2016 Intellectual Property Security Agreement between Neos Therapeutics, Inc. and Deerfield (as lenders) dated May 11, 2016 Supply Agreements: Supply Agreement by and between Neos Therapeutics, Inc. and Coating Place, Inc. dated August 28, 2014 Supply Agreement by and between Johnson Matthey Inc. and Neos Therapeutics, LP dated January 1, 2019 Supply Agreement by and between Noramco, Inc. and Neos Therapeutics, LP dated December 1, 2017 Neos/Amaray Manufacturing Agreement dated March 21, 2017 Distribution Agreement: Exclusive Distribution Agreement by and between Cardinal Health and Neos Therapeutics, Inc. dated October 13, 2014, as amended. Wholesale Purchase and Distribution Service Agreements: Distribution Services Agreement by and between Cardinal Health and Neos Therapeutics, LP dated April 28, 2016, as amended Cardinal Health Wholesale Purchase Agreement by and between Neos Therapeutics, LP and Cardinal Health dated April 27, 2016 Core Distribution Agreement by and between McKesson Corporation and Neos Therapeutics, LP effective April 1, 2016, as amended Distribution Services Agreement by and between AmerisourceBergen Drug Corporation and Neos Therapeutics, LP dated April 21, 2016, as amended (Branded) Master Distribution Services Agreement by and between AmerisourceBergen Drug Corporation and Neos Therapeutics, LP dated January 1, 2015 (Generic) PRxO Generics Program Addendum to Master Distribution Services Agreement Master Services Agreement by and between AmerisourceBergen Global Manufacturing Services GmbH and Neos Therapeutics, Inc. dated January 1, 2015 (Generic) PRxO Generics Program Addendum to Master Services Agreement Rebate Agreements: Rebate Agreement by and between CaremarkPCS Health, L.L.C. and Neos Therapeutics, LP dated April 15, 2016, as amended ACTIVE/100087486.1

Preferred Savings Grid Rebate Program Agreement by and between Express Scripts, Inc. and Neos Therapeutics dated November 6, 2017, as amended Commercial Inflation Agreement by and between Express Scripts, Inc. and Neos Therapeutics dated November 6, 2017, as amended National Rebate Agreement by and between the Secretary of Health and Human Services and Neos Therapeutics, LP dated May 9, 2018 National Rebate Agreement by and between the Secretary of Health and Human Services and Neos Therapeutics Brands, LLC dated May 9, 2018 Pharmaceutical Pricing Agreement by and between the Secretary of Health and Human Services and Neos Therapeutics dated January 27, 2015 Master Agreement by and between the Secretary of Veterans Affairs and Neos Therapeutics, LP Pharmaceutical Pricing Agreement by and between the Secretary of Veterans Affairs and Neos Therapeutics, LP Master Agreement by and between the Secretary of Veterans Affairs and Neos Therapeutics Brands, LLC dated June 7, 2016, as amended and modified Pharmaceutical Pricing Agreement by and between the Secretary of Veterans Affairs and Neos Therapeutics Brands, LLC dated June 7, 2016, as amended and modified ACTIVE/100087486.1

10783479v2 7/19/2019 9:16 AM ACTIVE/100087489.3 7528.013 Loan Party Obligor Patent Registration Number Registration Date Patent Application Number Application Date Neos Therapeutics, LP 8,318,210 11/27/2012 11/068,124 02/28/2005 Neos Therapeutics, LP 9,522,120 12/20/2016 14/045,671 10/03/2013 Neos Therapeutics, LP PCT/US06/06670 (PCT) 02/24/2006 Neos Therapeutics, LP 2599585 05/20/2014 2599585 (Canada) 02/24/2006 Neos Therapeutics, LP 295500 02/02/2012 2007010541 (Mexico) 02/24/2006 Neos Therapeutics, LP 8,840,924 09/22/2014 12/717,251 03/04/2010 Neos Therapeutics, LP 8,313,770 11/20/2012 12/130,762 05/30/2008 Neos Therapeutics, LP PCT/US08/65408 (PCT) 05/30/2008 Neos Therapeutics, LP 2,689,101 01/22/2013 2,689,101 (Canada) 05/30/2008 Neos Therapeutics, LP 8,470,375 06/25/2013 12/985,340 01/05/2011 Neos Therapeutics, LP 8,512,759 08/20/2013 13/490,697 06/07/2012 Neos Therapeutics, LP 9,057,675 06/16/2015 13/904,739 05/29/2013 Neos Therapeutics, LP 13/210,829 08/16/2011 Neos Therapeutics, LP PCT/US12/44698 06/28/2012 Neos Therapeutics, LP 8,709,491 04/29/2014 13/947,881 07/22/2013 Neos Therapeutics, LP 9,017,731 04/28/2015 13/844,537 03/15/2013 Neos Therapeutics, LP 9,265,737 02/23/2016 14/661,639 03/18/2015 Neos Therapeutics, LP 9,839,619 12/12/2017 13/844,555 03/15/2013 Neos Therapeutics, LP 13/844,628 03/15/2013 Neos Therapeutics, LP 9,072,680 07/07/2015 13/844,584 03/15/2013 Neos Therapeutics, LP 9,089,496 07/28/2015 13/947,907 07/22/2013 Neos Therapeutics, LP 13/947,861 07/22/2013 Neos Therapeutics, LP 13/844,510 03/15/2013 Neos Therapeutics, LP 12805240.4 (EP) 06/28/2012 Neos Therapeutics, LP PCT/US17/59256 (PCT) 10/31/2017 Neos Therapeutics, LP 2017353921 (AU) 04/29/2019

ACTIVE/100087489.3 Neos Therapeutics, LP 17868418.9 (EP) 04/29/2019 Neos Therapeutics, LP 10-2019-7015402 (KR) 05/29/2019 Neos Therapeutics, LP 16/346,850 05/01/2019 Neos Therapeutics, LP PCT/US12/45255 (PCT) 07/02/2012

Schedule 4(b) Trademarks Loan Party Obligor Trademark Title Trademark Application Number Trademark Registration Number Date of Application Date of Registration Neos Therapeutics, LP Adzenys 85/949275 5045871 06/03/2013 09/20/2016 Neos Therapeutics, Inc. Adzenys ER 87/599332 5628952 09/07/2017 12/11/2018 Neos Therapeutics, Inc. Adzenys XR-ODT 86/847760 5147879 12/14/2015 02/21/2017 Neos Therapeutics, Inc. Alumbria 87/482500 06/09/2017 Neos Therapeutics, Inc. Alumbria XR-ODT 88/471408 06/13/2019 Neos Therapeutics, Inc. Cotempla 87/160228 09/06/2016 Neos Therapeutics, Inc. Cotempla XR-ODT 86/847780 5387222 12/14/2015 01/23/2018 Neos Therapeutics, LP DTRS 78/671913 3514099 07/16/2005 10/07/2008 Neos Therapeutics, LP Dynamic Time Release Suspension 78/671915 3514100 07/16/2005 10/07/2008 Neos Therapeutics, Inc. Logo 86/847757 5111115 12/14/2015 12/27/2016 Neos Therapeutics, LP Neos Therapeutics 85/947902 5281476 05/31/2013 09/05/2017 Neos Therapeutics, LP Neos Therapeutics 77/202145 3951112 06/09/2007 04/26/2011 Neos Therapeutics, Inc. Vozentez 87/160248 09/02/2016

Schedule 5 - Insurance ACTIVE/100087490.1 Issuer Coverage Aggregate Deductable Federal Insurance Co. General Liability $2,000,000 $5,000 Federal Insurance Co. Property – In Transit $500,000 $10,000 Federal Insurance Co. BPP and EDP $43,300,000 $10,000 Federal Insurance Co. Business Income $30,000,000 24 hrs Federal Insurance Co. Schedule Equipment $55,375 $10,000 Federal Insurance Co. Business Auto $1,000,000 $500 Federal Insurance Co. Workers Comp $1,000,000 $0 Federal Insurance Co. Umbrella $5,000,000 Lloyds of London Products $10,000,000 $100,000 XL Specialty Primary D&O $10,000,000 $1,500,000 AIG 1st Excess D&O $5,000,000 xs $10MM Old Republic 2nd Excess D&O $5,000,000 xs $15MM AIG 3rd Excess D&O $5,000,000 xs $20MM AWAC 4th Excess D&O $5,000,000 xs $25MM Nationwide 5th Excess D&O $5,000,000 xs $30MM Chubb 6th Excess D&O Side A $15,000,000 xs $35MM Chubb EPL $3,000,000 $50,000 Chubb Fiduciary $3,000,000 $0 Chubb Crime $5,000,000 $25,000

EXHIBIT A-V Post-Fourth Amendment Perfection Certificate 141565389

EXHIBIT A-V TO FOURTH AMENDMENT TO FACILITY AGREEMENT Form of Post-Fourth Amendment Perfection Certificate , 20 Reference is hereby made to that certain Facility Agreement dated as of May 11, 2016 (as amended by that certain (i) First Amendment to Facility Agreement dated as of June 1, 2017, by and among Neos Therapeutics, Inc., a Delaware corporation (the “Borrower”) , the Guarantors party thereto and the Lenders party thereto, (ii) Second Amendment to Facility Agreement dated as of November 5, 2018 among the Borrower, Guarantors and Lenders, (iii) Third Amendment to Facility Agreement dated as of March 29, 2019 among the Borrower, Guarantors and Lenders and (iv) Fourth Amendment to Facility Agreement dated as of October 2, 2019 among the Borrower, Guarantors and Lenders, and as it may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the "Agreement"), by and among the Lenders party thereto and the Borrower. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement. Any terms (whether capitalized or lower case) used in this Post-Fourth Amendment Perfection Certificate that are defined in the UCC shall be construed and defined as set forth in the UCC unless otherwise defined herein or in the Agreement; provided that to the extent that the UCC is used to define any term used herein and if such term is defined differently in different Articles of the UCC, the definition of such term contained in Article 9 of the UCC shall govern. Each of the undersigned hereby certifies to Collateral Agent (for the benefit of the Secured Parties) and each of the Lenders as follows as of the date hereof: 1. Loan Party Information: (a) Jurisdictions of Formation; Foreign Business Qualifications: Each Loan Party is (i) the type of entity disclosed next to its name below, (ii) duly formed and validly existing under the laws of the jurisdiction disclosed next to its name below and (iii) qualified to do business in the jurisdictions disclosed next to its name below. Except as indicated below, no Loan Party has changed its jurisdiction of organization at any time during the past four months. 1 LOAN PARTY ENTITY TYPE AND JURISDICTION OF FORMATION FOREIGN BUSINESS QUALIFICATIONS

(b) Names: The exact legal name of each Loan Party, as such name appears in its certified certificate of incorporation, articles of incorporation, certificate of formation, or any other organizational document, is set forth below. Also set forth below next to the name of each Loan Party is (i) a list of any other prior legal names such Loan Party has had in the past five years, together with the date of the relevant name change, (ii) a list of all other names used by such Loan Party in connection with any business or organization to which such Loan Party became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise or on any filings with the Internal Revenue Service, in each case, at any time in the past five years, and (iii) a list of all of the present and prior trade names used by such Loan Party at any time in the past five years. (c) Collateral Locations: Set forth below is a list of all real property locations owned or leased by each Loan Party Obligor, including (i) the Collateral located on, and uses of, such real property, (ii) the addresses of each parcel of real property and (iii) whether owned or leased (and if leased, the complete name and notice address of the lessor). Except as described below, no Loan Party Obligor has entered into any leases, subleases, tenancies, franchise agreements, licenses or other occupancy arrangements as owner, lessor, sublessor, licensor, franchisor or grantor with respect to any real property and no Loan Party Obligor has any leases which require the consent of the landlord, tenant or other party thereto to the transactions contemplated by the Loan Documents. 2 LOAN PARTY OBLIGOR COLLATERAL DESCRIPTION/USE (indicate if any fixtures) COLLATERAL LOCATION OR PLACE OF BUSINESS (INCLUDING CHIEF EXECUTIVE OFFICE) OWNER/LE SSOR (IF LEASED) LOAN PARTY LEGAL NAME PRIOR LEGAL NAMES OTHER NAMES EXISTING/PRIOR TRADE NAMES

(d) Collateral in Possession of Lessor, Bailee, Consignee or Warehouseman: Set forth below is a list of all third parties with possession of any Collateral (including Inventory and Equipment) of any Loan Party Obligor, including (i) the name and address of such third party, (ii) a description of the Collateral in such third party's possession, and (iii) the location of such Collateral. (e) [Reserved] (f)Capitalization of Loan Parties: Attached hereto as Exhibit A is a corporate organizational chart that lists each Loan Party and each of their respective Subsidiaries, and indicates whether any of the Loan Parties is inactive and has de minimis assets. Set forth below is a true and correct list of all of the issued and outstanding Stock of each Loan Party and its Subsidiaries and the record and beneficial owners of such Stock, along with the certificate number representing such Stock. 3 Loan Party Equityholder Equity Description Percentage of Outstanding Equity Issued by Loan Party Certificate (Indicate No.) LOAN PARTY OBLIGOR ADDRESS OF COLLATERAL BAILEE/ CONSIGNEE/ WAREHOUSEMAN DESCRIPTION OF COLLATERAL

(g) Other Stock and Investment Property: Set forth below is a list of all Investment Property owned by any Loan Party Obligor, including any Stock not described above in Section 1(f). (h)[Reserved] (i)Extraordinary Transactions: Except for those purchases, mergers, acquisitions, consolidations, and other transactions described below, all of the Collateral has been originated by each Loan Party in the ordinary course of business or consists of goods which have been acquired by such Loan Party in the ordinary course of business from a person in the business of selling goods of that kind. 2. Commercial Tort Claims: Set forth below is a true and correct list of all commercial tort claims held by any Loan Party, including a brief description thereof containing the case name and parties. 3. Deposit Accounts / Other accounts: Set forth below is a list of all Deposit Accounts, Securities Accounts, Commodity Accounts, Securities Entitlements and Commodity Contracts and all other depositary, securities, commodity and other accounts maintained by each Loan Party Obligor as of the date hereof, including for each such account (i) the name of the Loan Party Obligor maintaining the account, (ii) the name of the financial institution, securities intermediary, commodity intermediary or other Person at which the account is maintained, (iii) the account number and the purpose of the account and (iv) whether the account is a "Restricted Account". 4. Intellectual Property: (a) Patents and Patent Applications: 4 Loan Party Obligor Name of Financial Institution Account Number (* indicates account is approved for funding of loan proceeds) Purpose of Account Is the Account a "Restricted Account" as defined in Annex II (Yes or No?) Loan Party Obligor Description

Set forth below is a complete and correct list of all patents and applications for patents owned by any Loan Party Obligor. (b) Trademarks and Trademark Applications: Set forth below is a complete and correct list of all trademarks and applications for trademarks owned by any Loan Party Obligor. (c) Copyrights and Copyright Applications: Set forth below is a complete and correct list of all copyrights and applications for copyrights owned by any Loan Party Obligor. (d) Intellectual Property Licenses: Set forth below is a complete and correct list of all Intellectual Property licenses entered into by any Loan Party Obligor pursuant to which (i) any Loan Party Obligor has provided any license or other rights in Intellectual Property owned or controlled by such Loan Party Obligor to any other Person (other than non-exclusive software licenses granted in the ordinary course of business) or (ii) any Person has granted to any Loan Party Obligor any license or other rights in Intellectual Property owned or controlled by such Person that is material to the business of such Loan Party, including any Intellectual Property that is incorporated in any Inventory or other product marketed, sold, licensed, or distributed by such Loan Party Obligor. 5. Insurance: A true and complete listing of all insurance carried by any Loan Party as of the date hereof, including issuers, coverages and deductibles, is set forth below. 6. Other Assets: 5 Loan Party Obligor Copyright Title Copyright Registration Date Copyright Registration Number Copyright Application Number Loan Party Obligor Trademark Title Trademark Application Number Trademark Registration Number Date of Application Date of Registration Loan Party Obligor Patent Registration Number Registration Date Patent Application Number Application Date

A Loan Party Obligor owns the following kinds of assets: Aircraft: Yes No Letter-of-Credit Rights: Yes No Indebtedness (including as evidenced by promissory notes, instruments (other than checks to be deposited in the ordinary course of business), tangible chattel paper, and/or electronic chattel paper): Yes No Vessels, boats or ships: Yes No Railroad rolling stock: Yes No Motor Vehicles or similar titled collateral. Yes No If the answer is yes to any of these other types of assets, please describe on Exhibit B. [signature page follows] 6

IN WITNESS WHEREOF, the undersigned have signed this Post-Fourth Amendment Perfection Certificate as of the date first set forth above. NEOS THERAPEUTICS, INC. By Name: Title: NEOS THERAPEUTICS COMMERCIAL, LLC By: Name: Title: NEOS THERAPEUTICS BRANDS, LLC By: Name: Title: PHARMAFAB TEXAS, LLC By: Name: Title: NEOS THERAPEUTICS, LP By: Pharmafab Texas, LLC, Its General Partner By: Name: Title: PostFourth Amendment Perfection Certificate

Exhibit A CORPORATE ORGANIZATIONAL CHART 141541774

Exhibit B DESCRIPTION OF OTHER ASSETS 141541774

EXHIBIT B Closing Checklist 141565389

DEERFIELD / NEOS THERAPEUTICS FOURTH AMENDMENT TO FACILITY AGREEMENT CLOSING CHECKLIST1 company (“NTC”) NTLP Facility Agreement 1 Capitalized terms not otherwise defined herein shall have the meaning ascribed to them under the Fourth Amendment to Facility Agreement or Amended Facility Agreement, as applicable. 141384025 Document Responsible Party Signatures 1. Fourth Amendment to Facility Agreement Katten Borrower NTC NTB PFT Deerfield 2. Exhibits to Fourth Amendment to Exhibit A-I—Amended Facility Agreement Katten N/A Exhibit A-II—Amended and Restated Schedules to Amended Facility Agreement Goodwin N/A Exhibit A-III—Amended and Restated Schedules to Security Agreement Goodwin N/A Exhibit A-IV – Perfection Certificate Katten Borrower Guarantors Exhibit A-V – Form of Post-Fourth Katten Borrower Borrower Neo Therapeutics, Inc., a Delaware corporation Deerfield Deerfield Private Design Fund III, L.P. and Deerfield Special Situations Fund, L.P. Collateral Agent Deerfield Mgmt, L.P. ABL Agent Encina Business Credit, LLC Goodwin Goodwin Procter LLP, Borrower’s counsel Katten Katten Muchin Rosenman LLP, Deerfield’s and Collateral Agent’s counsel Baker Baker Botts LLP, Borrower’s local counsel (TX) Goldberg Goldberg Kohn Ltd., ABL Agent’s counsel Guarantors Neos Therapeutics Commercial, LLC, a Delaware limited liability Neos Therapeutics Brands, LLC, a Delaware limited liability company (“NTB”) Neos Therapeutics, LP, a Texas limited partnership (“NTLP”) PharmaFab Texas, LLC, a Texas limited liability company (“PFT”)

natories Applicable sig Agent Agent 2 Document Responsible Party Signatures Amendment Perfection Certificate Guarantors Exhibit B – Closing Checklist Katten N/A Exhibit C—ABL Documents Goldberg/Goodwin sig Applicable 3. ABL Agreement Goldberg/Goodwin ABL Agent Encina Business Credit SPV, LLC Borrower NTC NTB NTLP PFT 4. Other ABL Documents Goldberg/Goodwin natories 5. Intercreditor Agreement Katten/Goldberg ABL Agent Collateral Agent Deerfield Borrower NTC NTB NTLP PFT 6. Legal Opinion Goodwin Goodwin 7. Intellectual Property Security Agreement Katten Borrower Collateral 8. Supplement to Intellectual Property Security Agreement Katten NTLP Collateral 9. Perfection Certificate Goodwin Borrower NTC NTB NTLP PFT 10. First Republic Bank DACAs Goodwin First Republic Bank ABL Agent Collateral Agent

signatory Applicable sig signatories Applicable sig Applicable sig 3 Document Responsible Party Signatures Borrower NTLP NTB A. CERTIFICATES AND MISCELLANEOUS 11. Omnibus Secretary’s Certificate of Borrower, NTC, NTB and NTLP, attaching the following: Goodwin Applicable A.Certificate of Incorporation, Certificate of Formation and Certificate of Limited Partnership Goodwin N/A B.Bylaws and Operating Agreements Goodwin N/A C.Resolutions Goodwin N/A D.Incumbency Goodwin natories E.Good Standings (DE and/or TX, as applicable) Goodwin N/A 12. Sole Manager’s Certificate of PFT, attaching the following: Goodwin Applicable A. Certificate of Formation Goodwin N/A B. Operating Agreement Goodwin N/A C. Resolutions Goodwin natories D. Incumbency Goodwin natories E. Good Standing (TX) Goodwin N/A

4 Document Responsible Party Signatures 13. Payment of all fees, costs and expenses pursuant to Section 4(d) of the Fourth Amendment to Facility Agreement Borrower N/A 14. Receipt by the Collateral Agent and the Lenders of all other documents, agreements, instruments and other information requested by any Lender Borrower N/A B. POST-CLOSING OBLIGATIONS 15. SACA (US Bank) Goodwin US Bank ABL Agent Collateral Agent Borrower 16. Collateral Assignment of Business Interruption Insurance listing Collateral Agent as first lien creditor and ABL Agent as second lien creditor Katten Collateral Agent ABL Agent Borrower Guarantors 17. Insurance Endorsements listing Collateral Agent as first lien creditor and ABL Agent as second lien creditor Goodwin Applicable insurance companies 18. Legal Opinion (TX) Baker Botts Baker

EXHIBIT C ABL Documents

Encina Loan and Security Agreement (See attached.)

PATENT SECURITY AGREEMENT THIS PATENT SECURITY AGREEMENT (this "Agreement"), is dated as of October 2, 2019 and is by NEOS THERAPEUTICS, LP, a Texas limited partnership ("Grantor"), in favor of ENCINA BUSINESS CREDIT, LLC, as Agent for the Lenders (in such capacity, "Agent") under the Loan and Security Agreement (as defined herein). RECITALS A. Grantor, the other Loan Party Obligors party thereto from time to time, Agent and the Lenders party thereto from time to time have entered into a Loan and Security Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"; capitalized terms used but not defined herein shall have the meaning given to such terms in the Loan Agreement), pursuant to which Lenders have agreed to make loans and certain other extensions of credit to NEOS THERAPEUTICS, INC., a Delaware corporation, as a Borrower, NEOS THERAPEUTICS BRANDS, LLC, a Delaware limited liability company, as a Borrower, and NEOS THERAPEUTICS, LP, a Texas limited partnership, as a Borrower, as provided therein. B. Pursuant to the Loan Agreement, Grantor is required to execute and deliver to Agent, for its benefit and the benefit of the Lenders, this Agreement for purposes of filing with the United States Patent and Trademark Office ("USPTO"). C. Pursuant to the Loan Agreement, Grantor has granted to Agent, for itself and on behalf of the Lenders, a security interest in substantially all of the assets of Grantor, including all right, title and interest of Grantor in, to, and under all now owned and hereafter acquired patents, patent applications and patent licenses, and all products and proceeds thereof to secure the payment and performance of the Obligations. AGREEMENT In consideration of the mutual covenants and agreements set forth herein and in the Loan Agreement, it is hereby agreed that: 1. This Agreement is made to secure the satisfactory performance and payment of all the Obligations. Upon the Termination Date, Agent shall promptly, following written request by Grantor, execute, acknowledge, and deliver to Grantor all instruments reasonably requested by Grantor necessary to release Agent's security interest in the Patent Collateral (as defined below) acquired under this Agreement. 2. Grantor hereby grants to Agent, for itself and on behalf of the Lenders, a continuing security interest and lien in all of Grantor's right, title and interest in, to, and under the following, whether presently existing or hereafter created or acquired to secure the payment and performance of the Obligations: (a) each issued patent and patent application, including, without limitation, each issued patent and patent application referred to in Schedule 1 attached hereto and incorporated herein, together with any reissues, reexamination certificates, continuations, continuations-in-part, divisionals, or extensions thereof; each exclusive patent license if Grantor has the right to grant a security interest in such license, including, without limitation, each exclusive patent license listed 10699743v6 10/1/2019 9:16 AM 7528.013 on Schedule 1; and (b) all products and proceeds of the foregoing, including, without limitation, all claims and causes of action arising prior to or after the date hereof for past, present or future infringement of any issued patent or patent application referred to in Schedule 1 (items (a) and (b) being herein collectively referred to as the "Patent Collateral"). This security interest and lien is granted in conjunction with the security interests and liens granted to Agent, for itself and on behalf of the Lenders, pursuant to the Loan Agreement and subject to limitations set forth therein. Grantor hereby acknowledges and affirms that the rights and remedies of Agent and the Lenders with respect to the security interests and liens in the Patent Collateral made and granted hereby are more fully set forth in the Loan Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. THIS AGREEMENT IS MADE UNDER AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES. [signature page follows] -2-

Grantor has caused this Patent Security Agreement to be duly executed by its duly authorized officer thereunto as of the date first set forth above. NEOS THERAPEUTICS, LP By: PHARMAFAB TEXAS, LLC, its general partner >t!b-.;[L!t By: Name: Gerald McLaughlin Title: Sole Manager "'-Signature Page to Patent Security Agreement

Acknowledged by: ENCINA BUSINESS CREDIT, LLC, as Agent Signature Page to Patent Security Agreement

SCHEDULE 1 to PATENT SECURITY AGREEMENT Patents PATENT PATENT NUMBER ISSUE DATE Modifying drug release in suspensions of ionic resin systems 8313770 11/20/12 Compositions and methods of making sustained release liquid formulations 8318210 11/27/12 Method of formulating and designing liquid drug suspensions containing ion exchange resin particles 8470375 6/25/13 Methods of formulating and designing liquid drug suspensions containing ion exchange resin particles 8512759 8/20/13 Composition comprising a mixture of dextro-and levo-amphetamines complexed with ion-exchange resin particles to form drug resin particles 8709491 4/29/14 Compositions and methods of making rapidly dissolving ionically masked formulations 8840924 9/23/14 Composition comprising a mixture of dextro-and levo-amphetamines complexed with ion-exchange resin particles to form drug resin particles 9017731 4/28/15 Methods of formulating and designing liquid drug suspensions containing ion exchange resin particles 9057675 6/16/15 Compositions comprising methylphenidate complexed with ion-exchange resin particles 9072680 7/7/15 Compositions comprising methylphenidate complexed with ion-exchange resin particles 9089496 7/28/15 Pharmaceutical composition comprising amphetamines complexed with ion-exchange resin particles 9265737 2/23/16 Method for treating ADD or ADHD comprising administering amphetamine complexed with ion-exchange resin particles 9839619 12/12/17 Method for reducing the effects of an elevated exposure to methylphenidate in presence of ethanol by using a composition comprising methylphenidate complexed with ion-exchange resin particles 13/844510 (Application Number) 3/15/13 (Filing Date) Compositions and methods of making sustained release liquid formulations 9522120 12/20/16 Dosage forms for oral administration and methods of treatment using the same 13/844628 (Application Number) 3/15/13 (Filing Date) Treating ADD or ADHD with a composition comprising methylphenidate complexed with ion-exchange resin particles 13/947861 (Application Number) 7/22/13 (Filing Date) Effective dosing of a child for the treatment of ADHD with methylphenidate 16/346,850 (Application Number) 5/1/19 (Filing Date)

-6-PATENT PATENT NUMBER ISSUE DATE Compositions and methods of making sustained release liquid formulations PCT/US06/06670 2/24/06 Modifying drug release in suspensions of ionic resin systems PCT/US08/65408 5/30/08 Dosage forms for oral administration and methods of treatment using the same PCT/US12/44698 6/28/12 Effective dosing of a child for the treatment of ADHD with methylphenidate PCT/US17/59256 10/31/17 Abuse resistant drug forms PCT/US12/45255 7/2/12 Method for providing more reproducible release curves by controlling particle size distribution. Dependent claims to techniques including countercurrent process for drug loading, preactivating the resin, modifying the medium, and enclosing the resin particles in a basket during loading. 13/210,829 (Application Number) 8/16/11 (Filing Date)

TRADEMARK SECURITY AGREEMENT THIS TRADEMARK SECURITY AGREEMENT (this "Agreement"), is dated as of October 2, 2019 and is by NEOS THERAPEUTICS, INC., a Delaware corporation, and NEOS THERAPEUTICS, LP, a Texas limited partnership (each, a "Grantor" and collectively, the "Grantors"), in favor of ENCINA BUSINESS CREDIT, LLC, as Agent for the Lenders (in such capacity, "Agent") under the Loan and Security Agreement (as defined herein). RECITALS A. Each Grantor, the other Loan Party Obligors party thereto from time to time, Agent and the Lenders party thereto from time to time have entered into a Loan and Security Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"; capitalized terms used but not defined herein shall have the meaning given to such terms in the Loan Agreement), pursuant to which Lenders have agreed to make loans and certain other extensions of credit to NEOS THERAPEUTICS, INC., a Delaware corporation, as a Borrower and Borrower Representative, NEOS THERAPEUTICS BRANDS, LLC, a Delaware limited liability company, as a Borrower, and NEOS THERAPEUTICS, LP, a Texas limited partnership, as a Borrower, as provided therein. B. Pursuant to the Loan Agreement, each Grantor is required to execute and deliver to Agent, for its benefit and the benefit of the Lenders, this Agreement for purposes of filing with the United States Patent and Trademark Office ("USPTO"). C.Pursuant to the Loan Agreement, each Grantor has granted to Agent, for itself and on behalf of the Lenders, a security interest in substantially all the assets of such Grantor, including all right, title and interest of such Grantor in, to, and under all now owned and hereafter acquired trademarks, trademark applications and trademark licenses, and all products and proceeds thereof to secure the payment and performance of the Obligations. AGREEMENT In consideration of the mutual covenants and agreements set forth herein and in the Loan Agreement, it is hereby agreed that: 1. This Agreement is made to secure the satisfactory performance and payment of all the Obligations. Upon the Termination Date, Agent shall promptly, following written request by a Grantor, execute, acknowledge, and deliver to such Grantor all instruments reasonably requested by such Grantor necessary to release Agent's security interest in the Trademark Collateral (as defined below) acquired under this Agreement. 2. Each Grantor hereby grants to Agent, for itself and on behalf of the Lenders, a continuing security interest and lien in all of such Grantor's right, title and interest in, to, and under the following, whether presently existing or hereafter created or acquired to secure the payment and performance of the Obligations: (a) each trademark and trademark application, including, without limitation, each trademark registration and trademark application referred to in Schedule 1 attached hereto and incorporated herein, together with any reissues, continuations 10699740v4 9/30/2019 3:45 PM 7528.013 or extensions thereof and all goodwill associated therewith; each exclusive trademark license if such Grantor has the right to grant a security interest in such license, including, without limitation, each exclusive trademark license listed on Schedule 1, together with all goodwill associated therewith and (b) all products and proceeds of the foregoing, including, without limitation, all claims and causes of action arising prior to or after the date hereof for past, present or future infringement of any trademark, including, without limitation, any trademark registration or application referred to in Schedule 1 (items (a) and (b) being herein collectively referred to as the "Trademark Collateral"). Notwithstanding the foregoing, any trademark applications filed in the USPTO on the basis of any Grantor's intent to use such trademark shall be excluded from Trademark Collateral, unless and until a statement of use or amendment to allege use is filed in the USPTO, whereupon such trademark shall automatically be deemed included in the Trademark Collateral. This security interest and lien is granted in conjunction with the security interests and liens granted to Agent, for itself and on behalf of the Lenders, pursuant to the Loan Agreement and subject to limitations set forth therein. Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent and the Lenders with respect to the security interests and liens in the Trademark Collateral made and granted hereby are more fully set forth in the Loan Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. THIS AGREEMENT IS MADE UNDER AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES. [signature page follows] -2-

Grantors have caused this Trademark Security Agreement to be duly executed by its duly authorized officer thereunto as of the date first set forth above. NEOS THERAPEUTICS, INC., a Delaware corporation ti: 9/t. . By: Name: Gerald McLaughlin Title: Chief Executive Officer and President NEOS THERAPEUTICS, LP, a Texas limited partnership Signature Page to Trademark Security Agreement

Acknowledged by: ENCINA BUSINESS CREDIT, LLC, as Agent Signature Page to Trademark Security Agreement

SCHEDULE 1 to TRADEMARK SECURITY AGREEMENT Trademarks MARK SERIAL NUMBER STATUS REGISTRATION NUMBER REGIS. DATE ADZENYS ER 87599332 Registered 5628952 12/11/18 COTEMPLA XR-ODT 86847780 Registered 5387222 1/23/18 ADZENYS XR-ODT 86847760 Registered 5147879 2/21/17 [Design Only] 86847757 Registered 5111115 12/27/16 ADZENYS 85949275 Registered 5045871 9/20/16 NEOS THERAPEUTICS 85947902 Registered 5281476 9/5/17 DYNAMIC TIME RELEASE SUSPENSION 78671915 Registered 3514100 10/7/08 DTRS 78671913 Registered 3514099 10/7/08 NEOS THERAPEUTICS 77202145 Registered 3951112 4/26/11

REVOLVING NOTE $25,000,000.00 October 2, 2019 The undersigned (each, a "Borrower" and collectively, the "Borrowers"), for value received, promises to pay to the order of ENCINA BUSINESS CREDIT SPV, LLC ("Lender"), at its principal office, the aggregate unpaid amount of all Revolving Loans made to Borrowers by Lender pursuant to the Loan Agreement (defined below), such principal amount to be payable on the dates and in the manner set forth in the Loan Agreement. Borrowers further promise to pay interest on the unpaid principal amount of each Revolving Loan from the date of such Revolving Loan until such Revolving Loan is paid in full, payable at the rate(s) and at the time(s) set forth in the Loan Agreement. Payments of both principal and interest are to be made in lawful money of the United States of America. This Revolving Note evidences indebtedness incurred under, and is subject to the terms and provisions of, the Loan and Security Agreement, dated as of the date hereof (as amended, restated or otherwise modified from time to time, the "Loan Agreement"), among Borrowers, the other Loan Party Obligors from time to time party thereto, Lender, the other Lenders from time to time party thereto and ENCINA BUSINESS CREDIT, LLC, as agent for the Lenders (in such capacity, "Agent"), to which Loan Agreement reference is hereby made for a statement of the terms and provisions under which this Revolving Note may or must be paid prior to its due date or its due date accelerated. Terms not otherwise defined herein are used herein as defined in the Loan Agreement THIS REVOLVING NOTE IS MADE UNDER AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES. PERFORMED THEREIN [signature page follows] 10699757v3 9/26/2019 2:32 PM 7528.013

NEOS THERAPEUTICS, INC., a Delaware corporation, as a Borrower By: Name: Gera d McLaughlin Its: Chief Executive Officer and President NEOS THERAPEUTICS BRANDS, LLC, a Delaware limited liability company, as a Borrower ibAlld /<---, By: Name: Gerald McLaughlin Its: Chief Executive Officer and President NEOS THERAPEUTICS, LP, a Texas limited partnership, as a Borrower By: PHARMAFAB TEXAS, LLC, its general partner a::€'--By: Name: Gerald McLaughlin Its: Sole Manager Signature Page to Revolving Note